REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Variable Annuity Account C
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Variable Annuity Account C (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Account included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Account and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023, 2022, 2021, and 2020 (commenced April 29, 2019 and began transactions in 2020)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2025

We have served as the Separate Account's auditor since 2000.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account
Assets:
Investments at fair value	$90,362,689	$19,816,413	$129,742,344	$15,210,801
Due from Brighthouse Life Insurance Company	—	—	114	—
Total Assets	90,362,689	19,816,413	129,742,458	15,210,801
Liabilities:
Accrued fees	58	63	99	83
Due to Brighthouse Life Insurance Company	22	18	—	66
Total Liabilities	80	81	99	149
Net Assets	$90,362,609	$19,816,332	$129,742,359	$15,210,652
Contract Owners' Equity
Net assets from accumulation units	$89,734,525	$19,765,392	$128,936,063	$15,210,652
Net assets from contracts in payout	628,084	50,940	806,296	—
Total Net Assets	$90,362,609	$19,816,332	$129,742,359	$15,210,652

The accompanying notes are an integral part of these financial statements.
1

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account
Assets:
Investments at fair value	$10,724,998	$167,077,415	$227,876,087	$36,872,762	$78,835,041
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	10,724,998	167,077,415	227,876,087	36,872,762	78,835,041
Liabilities:
Accrued fees	115	61	78	71	55
Due to Brighthouse Life Insurance Company	117	100	97	103	74
Total Liabilities	232	161	175	174	129
Net Assets	$10,724,766	$167,077,254	$227,875,912	$36,872,588	$78,834,912
Contract Owners' Equity
Net assets from accumulation units	$10,577,373	$166,723,824	$227,726,369	$36,451,642	$78,809,945
Net assets from contracts in payout	147,393	353,430	149,543	420,946	24,967
Total Net Assets	$10,724,766	$167,077,254	$227,875,912	$36,872,588	$78,834,912

The accompanying notes are an integral part of these financial statements.
2

	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account
Assets:
Investments at fair value	$32,472,504	$11,270,054	$117,438,488	$80,266,473	$31,535,077
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	32,472,504	11,270,054	117,438,488	80,266,473	31,535,077
Liabilities:
Accrued fees	110	153	76	88	144
Due to Brighthouse Life Insurance Company	82	121	122	93	145
Total Liabilities	192	274	198	181	289
Net Assets	$32,472,312	$11,269,780	$117,438,290	$80,266,292	$31,534,788
Contract Owners' Equity
Net assets from accumulation units	$32,472,312	$11,108,646	$117,062,727	$80,039,072	$31,170,356
Net assets from contracts in payout	—	161,134	375,563	227,220	364,432
Total Net Assets	$32,472,312	$11,269,780	$117,438,290	$80,266,292	$31,534,788

The accompanying notes are an integral part of these financial statements.
3

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account
Assets:
Investments at fair value	$1,782,212	$22,786,073	$2,928,038	$9,722,627	$19,076,394
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	1,782,212	22,786,073	2,928,038	9,722,627	19,076,394
Liabilities:
Accrued fees	55	107	40	42	171
Due to Brighthouse Life Insurance Company	56	86	25	57	126
Total Liabilities	111	193	65	99	297
Net Assets	$1,782,101	$22,785,880	$2,927,973	$9,722,528	$19,076,097
Contract Owners' Equity
Net assets from accumulation units	$1,779,004	$22,672,241	$2,927,973	$9,709,809	$18,919,760
Net assets from contracts in payout	3,097	113,639	—	12,719	156,337
Total Net Assets	$1,782,101	$22,785,880	$2,927,973	$9,722,528	$19,076,097

The accompanying notes are an integral part of these financial statements.
4

	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account
Assets:
Investments at fair value	$31,622,668	$9,600,759	$88,093,504	$33,776,655	$35,774,376
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	31,622,668	9,600,759	88,093,504	33,776,655	35,774,376
Liabilities:
Accrued fees	95	92	148	116	117
Due to Brighthouse Life Insurance Company	96	71	115	87	130
Total Liabilities	191	163	263	203	247
Net Assets	$31,622,477	$9,600,596	$88,093,241	$33,776,452	$35,774,129
Contract Owners' Equity
Net assets from accumulation units	$31,296,525	$9,600,596	$87,110,015	$33,112,711	$35,458,392
Net assets from contracts in payout	325,952	—	983,226	663,741	315,737
Total Net Assets	$31,622,477	$9,600,596	$88,093,241	$33,776,452	$35,774,129

The accompanying notes are an integral part of these financial statements.
5

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account
Assets:
Investments at fair value	$10,828,599	$9,995,656	$7,075,848	$9,817,559	$85,161,883
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	10,828,599	9,995,656	7,075,848	9,817,559	85,161,883
Liabilities:
Accrued fees	61	71	85	79	144
Due to Brighthouse Life Insurance Company	92	63	71	80	198
Total Liabilities	153	134	156	159	342
Net Assets	$10,828,446	$9,995,522	$7,075,692	$9,817,400	$85,161,541
Contract Owners' Equity
Net assets from accumulation units	$10,819,836	$9,995,522	$6,966,187	$9,809,099	$84,296,738
Net assets from contracts in payout	8,610	—	109,505	8,301	864,803
Total Net Assets	$10,828,446	$9,995,522	$7,075,692	$9,817,400	$85,161,541

The accompanying notes are an integral part of these financial statements.
6

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Assets:
Investments at fair value	$3,105,021	$69,372,208	$55,271,698	$4,215,903	$53,201,811
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	3,105,021	69,372,208	55,271,698	4,215,903	53,201,811
Liabilities:
Accrued fees	57	181	93	82	151
Due to Brighthouse Life Insurance Company	45	176	129	71	121
Total Liabilities	102	357	222	153	272
Net Assets	$3,104,919	$69,371,851	$55,271,476	$4,215,750	$53,201,539
Contract Owners' Equity
Net assets from accumulation units	$3,104,919	$68,673,885	$54,622,199	$4,215,750	$52,876,853
Net assets from contracts in payout	—	697,966	649,277	—	324,686
Total Net Assets	$3,104,919	$69,371,851	$55,271,476	$4,215,750	$53,201,539

The accompanying notes are an integral part of these financial statements.
7

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account
Assets:
Investments at fair value	$248,255,339	$6,096,474	$27,054,733	$6,147	$91,010,654
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	248,255,339	6,096,474	27,054,733	6,147	91,010,654
Liabilities:
Accrued fees	144	92	123	18	104
Due to Brighthouse Life Insurance Company	141	73	117	9	101
Total Liabilities	285	165	240	27	205
Net Assets	$248,255,054	$6,096,309	$27,054,493	$6,120	$91,010,449
Contract Owners' Equity
Net assets from accumulation units	$246,714,071	$6,096,309	$27,003,094	$6,120	$90,736,356
Net assets from contracts in payout	1,540,983	—	51,399	—	274,093
Total Net Assets	$248,255,054	$6,096,309	$27,054,493	$6,120	$91,010,449

The accompanying notes are an integral part of these financial statements.
8

	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account
Assets:
Investments at fair value	$35,459,461	$361,467,074	$56,766,674	$121,419,249	$7,045,149
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	35,459,461	361,467,074	56,766,674	121,419,249	7,045,149
Liabilities:
Accrued fees	105	137	163	153	95
Due to Brighthouse Life Insurance Company	98	168	150	134	72
Total Liabilities	203	305	313	287	167
Net Assets	$35,459,258	$361,466,769	$56,766,361	$121,418,962	$7,044,982
Contract Owners' Equity
Net assets from accumulation units	$35,126,413	$355,144,122	$56,455,373	$119,651,720	$7,021,305
Net assets from contracts in payout	332,845	6,322,647	310,988	1,767,242	23,677
Total Net Assets	$35,459,258	$361,466,769	$56,766,361	$121,418,962	$7,044,982

The accompanying notes are an integral part of these financial statements.
9

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account
Assets:
Investments at fair value	$10,598,825	$71,647,498	$16,958,935	$37,489,761	$22,303,451
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	10,598,825	71,647,498	16,958,935	37,489,761	22,303,451
Liabilities:
Accrued fees	120	114	121	141	81
Due to Brighthouse Life Insurance Company	86	18	134	144	79
Total Liabilities	206	132	255	285	160
Net Assets	$10,598,619	$71,647,366	$16,958,680	$37,489,476	$22,303,291
Contract Owners' Equity
Net assets from accumulation units	$10,569,265	$71,380,712	$16,902,172	$37,157,083	$22,195,902
Net assets from contracts in payout	29,354	266,654	56,508	332,393	107,389
Total Net Assets	$10,598,619	$71,647,366	$16,958,680	$37,489,476	$22,303,291

The accompanying notes are an integral part of these financial statements.
10

	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account
Assets:
Investments at fair value	$567,096,146	$1,546,784,209	$1,119,762,294	$21,672,715	$3,205,142
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	567,096,146	1,546,784,209	1,119,762,294	21,672,715	3,205,142
Liabilities:
Accrued fees	93	59	46	116	131
Due to Brighthouse Life Insurance Company	142	139	128	121	84
Total Liabilities	235	198	174	237	215
Net Assets	$567,095,911	$1,546,784,011	$1,119,762,120	$21,672,478	$3,204,927
Contract Owners' Equity
Net assets from accumulation units	$563,487,495	$1,539,225,660	$1,116,953,618	$21,413,558	$3,200,709
Net assets from contracts in payout	3,608,416	7,558,351	2,808,502	258,920	4,218
Total Net Assets	$567,095,911	$1,546,784,011	$1,119,762,120	$21,672,478	$3,204,927

The accompanying notes are an integral part of these financial statements.
11

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account
Assets:
Investments at fair value	$201,977,660	$6,226,045	$141,078,307	$12,953,199	$7,044,841
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	201,977,660	6,226,045	141,078,307	12,953,199	7,044,841
Liabilities:
Accrued fees	301	133	128	99	120
Due to Brighthouse Life Insurance Company	314	119	181	70	77
Total Liabilities	615	252	309	169	197
Net Assets	$201,977,045	$6,225,793	$141,077,998	$12,953,030	$7,044,644
Contract Owners' Equity
Net assets from accumulation units	$198,418,115	$6,125,043	$139,913,212	$12,774,945	$7,042,344
Net assets from contracts in payout	3,558,930	100,750	1,164,786	178,085	2,300
Total Net Assets	$201,977,045	$6,225,793	$141,077,998	$12,953,030	$7,044,644

The accompanying notes are an integral part of these financial statements.
12

	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account
Assets:
Investments at fair value	$5,136,525	$2,515,752	$4,688,431	$59,954,623	$57,039,709
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	5,136,525	2,515,752	4,688,431	59,954,623	57,039,709
Liabilities:
Accrued fees	81	74	85	56	99
Due to Brighthouse Life Insurance Company	79	47	68	69	92
Total Liabilities	160	121	153	125	191
Net Assets	$5,136,365	$2,515,631	$4,688,278	$59,954,498	$57,039,518
Contract Owners' Equity
Net assets from accumulation units	$5,081,726	$2,515,631	$4,688,278	$59,897,688	$56,235,057
Net assets from contracts in payout	54,639	—	—	56,810	804,461
Total Net Assets	$5,136,365	$2,515,631	$4,688,278	$59,954,498	$57,039,518

The accompanying notes are an integral part of these financial statements.
13

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account
Assets:
Investments at fair value	$137,178,281	$33,084,605	$66,092,395	$11,014,430	$3,147,857
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	137,178,281	33,084,605	66,092,395	11,014,430	3,147,857
Liabilities:
Accrued fees	120	180	156	67	62
Due to Brighthouse Life Insurance Company	144	168	139	13	40
Total Liabilities	264	348	295	80	102
Net Assets	$137,178,017	$33,084,257	$66,092,100	$11,014,350	$3,147,755
Contract Owners' Equity
Net assets from accumulation units	$136,141,429	$32,841,544	$65,563,708	$10,967,016	$3,134,918
Net assets from contracts in payout	1,036,588	242,713	528,392	47,334	12,837
Total Net Assets	$137,178,017	$33,084,257	$66,092,100	$11,014,350	$3,147,755

The accompanying notes are an integral part of these financial statements.
14

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account
Assets:
Investments at fair value	$102,962,394	$4,411,961	$3,944,527	$36,644	$12,435,108
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	102,962,394	4,411,961	3,944,527	36,644	12,435,108
Liabilities:
Accrued fees	371	93	48	2	93
Due to Brighthouse Life Insurance Company	217	55	59	10	82
Total Liabilities	588	148	107	12	175
Net Assets	$102,961,806	$4,411,813	$3,944,420	$36,632	$12,434,933
Contract Owners' Equity
Net assets from accumulation units	$101,643,070	$4,401,540	$3,944,419	$36,632	$12,337,006
Net assets from contracts in payout	1,318,736	10,273	1	—	97,927
Total Net Assets	$102,961,806	$4,411,813	$3,944,420	$36,632	$12,434,933

The accompanying notes are an integral part of these financial statements.
15

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2024

	Invesco V.I. EQV International Equity Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Putnam VT Large Cap Value Sub-Account	Putnam VT Sustainable Leaders Sub-Account
Assets:
Investments at fair value	$2,971,950	$3,025,551	$3,154,394	$15,171,742	$3,222,917
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	2,971,950	3,025,551	3,154,394	15,171,742	3,222,917
Liabilities:
Accrued fees	88	49	41	107	52
Due to Brighthouse Life Insurance Company	66	36	35	119	49
Total Liabilities	154	85	76	226	101
Net Assets	$2,971,796	$3,025,466	$3,154,318	$15,171,516	$3,222,816
Contract Owners' Equity
Net assets from accumulation units	$2,960,428	$3,016,239	$3,154,318	$14,962,024	$3,198,818
Net assets from contracts in payout	11,368	9,227	—	209,492	23,998
Total Net Assets	$2,971,796	$3,025,466	$3,154,318	$15,171,516	$3,222,816

The accompanying notes are an integral part of these financial statements.
16

	Russell Global Real Estate Securities Sub-Account	Russell International Developed Markets Sub-Account	Russell Strategic Bond Sub-Account	Russell U.S. Small Cap Equity Sub-Account	Russell U.S. Strategic Equity Sub-Account
Assets:
Investments at fair value	$225,935	$1,115,678	$1,212,426	$735,213	$4,386,826
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	225,935	1,115,678	1,212,426	735,213	4,386,826
Liabilities:
Accrued fees	10	9	19	12	1
Due to Brighthouse Life Insurance Company	6	8	6	9	13
Total Liabilities	16	17	25	21	14
Net Assets	$225,919	$1,115,661	$1,212,401	$735,192	$4,386,812
Contract Owners' Equity
Net assets from accumulation units	$225,919	$1,115,660	$1,212,400	$735,192	$4,366,829
Net assets from contracts in payout	—	1	1	—	19,983
Total Net Assets	$225,919	$1,115,661	$1,212,401	$735,192	$4,386,812

The accompanying notes are an integral part of these financial statements.
17

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2024

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account
Investment Income:
Dividends	$1,427,740	$218,803	$418,719	$205,975	$122,856
Expenses:
Mortality and expense risk and other charges	606,897	133,794	849,561	114,502	171,273
Administrative charges	237,834	52,234	324,690	40,636	28,839
Total expenses	844,731	186,028	1,174,251	155,138	200,112
Net investment income (loss)	583,009	32,775	(755,532)	50,837	(77,256)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,693,880	763,871	2,981,962	—	719,042
Realized gains (losses) on sale of investments	4,317,216	(265,623)	15,814,089	(150,633)	(42,946)
Net realized gains (losses)	7,011,096	498,248	18,796,051	(150,633)	676,096
Change in unrealized gains (losses) on investments	3,820,408	(217,269)	16,310,398	1,099,498	517,673
Net realized and change in unrealized gains (losses) on investments	10,831,504	280,979	35,106,449	948,865	1,193,769
Net increase (decrease) in net assets resulting from operations	$11,414,513	$313,754	$34,350,917	$999,702	$1,116,513

The accompanying notes are an integral part of these financial statements.
18

	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account
Investment Income:
Dividends	$2,931,139	$2,705,105	$9,536	$1,728,891	$544,264
Expenses:
Mortality and expense risk and other charges	2,434,503	3,115,368	509,806	1,091,372	311,315
Administrative charges	446,802	577,187	91,635	205,040	90,804
Total expenses	2,881,305	3,692,555	601,441	1,296,412	402,119
Net investment income (loss)	49,834	(987,450)	(591,905)	432,479	142,145
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,747,331	8,991,969	2,816,280	1,995,582	—
Realized gains (losses) on sale of investments	234,571	753,627	918,539	(460,545)	(399,637)
Net realized gains (losses)	5,981,902	9,745,596	3,734,819	1,535,037	(399,637)
Change in unrealized gains (losses) on investments	10,740,673	18,588,415	6,119,840	3,897,879	1,956,879
Net realized and change in unrealized gains (losses) on investments	16,722,575	28,334,011	9,854,659	5,432,916	1,557,242
Net increase (decrease) in net assets resulting from operations	$16,772,409	$27,346,561	$9,262,754	$5,865,395	$1,699,387

The accompanying notes are an integral part of these financial statements.
19

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account
Investment Income:
Dividends	$691,503	$1,105,068	$2,096,687	$426,132	$175,152
Expenses:
Mortality and expense risk and other charges	128,033	1,577,016	639,104	482,006	30,602
Administrative charges	28,771	310,008	217,588	83,591	4,893
Total expenses	156,804	1,887,024	856,692	565,597	35,495
Net investment income (loss)	534,699	(781,956)	1,239,995	(139,465)	139,657
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,600,691	—	2,295,274	—
Realized gains (losses) on sale of investments	(81,582)	903,389	(2,018,807)	40,087	(15,488)
Net realized gains (losses)	(81,582)	5,504,080	(2,018,807)	2,335,361	(15,488)
Change in unrealized gains (losses) on investments	290,367	8,897,130	3,287,465	(54,400)	(15,692)
Net realized and change in unrealized gains (losses) on investments	208,785	14,401,210	1,268,658	2,280,961	(31,180)
Net increase (decrease) in net assets resulting from operations	$743,484	$13,619,254	$2,508,653	$2,141,496	$108,477

The accompanying notes are an integral part of these financial statements.
20

	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account
Investment Income:
Dividends	$914,879	$—	$34,666	$713,866	$737,769
Expenses:
Mortality and expense risk and other charges	193,960	19,906	59,283	259,489	509,231
Administrative charges	58,533	7,835	22,389	49,934	86,854
Total expenses	252,493	27,741	81,672	309,423	596,085
Net investment income (loss)	662,386	(27,741)	(47,006)	404,443	141,684
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	609,881	—	—
Realized gains (losses) on sale of investments	(216,160)	(84,168)	251,316	(246,661)	(235,333)
Net realized gains (losses)	(216,160)	(84,168)	861,197	(246,661)	(235,333)
Change in unrealized gains (losses) on investments	366,173	(282,917)	778,319	(308,474)	(2,174,241)
Net realized and change in unrealized gains (losses) on investments	150,013	(367,085)	1,639,516	(555,135)	(2,409,574)
Net increase (decrease) in net assets resulting from operations	$812,399	$(394,826)	$1,592,510	$(150,692)	$(2,267,890)

The accompanying notes are an integral part of these financial statements.
21

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account
Investment Income:
Dividends	$142,577	$1,462,161	$19,115	$—	$345,022
Expenses:
Mortality and expense risk and other charges	103,228	782,681	257,991	516,299	148,154
Administrative charges	24,693	228,759	86,720	90,887	27,189
Total expenses	127,921	1,011,440	344,711	607,186	175,343
Net investment income (loss)	14,656	450,721	(325,596)	(607,186)	169,679
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	7,991,809	3,048,577	—	—
Realized gains (losses) on sale of investments	(240,780)	1,541,261	1,381,777	(2,800,487)	(121,471)
Net realized gains (losses)	(240,780)	9,533,070	4,430,354	(2,800,487)	(121,471)
Change in unrealized gains (losses) on investments	470,803	1,694,793	856,635	8,492,637	(940)
Net realized and change in unrealized gains (losses) on investments	230,023	11,227,863	5,286,989	5,692,150	(122,411)
Net increase (decrease) in net assets resulting from operations	$244,679	$11,678,584	$4,961,393	$5,084,964	$47,268

The accompanying notes are an integral part of these financial statements.
22

	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account
Investment Income:
Dividends	$99,924	$113,247	$86,484	$—	$75,483
Expenses:
Mortality and expense risk and other charges	96,667	47,904	146,402	1,083,329	30,824
Administrative charges	26,879	18,679	25,556	195,788	7,947
Total expenses	123,546	66,583	171,958	1,279,117	38,771
Net investment income (loss)	(23,622)	46,664	(85,474)	(1,279,117)	36,712
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	487,974	6,727,560	—
Realized gains (losses) on sale of investments	(60,827)	(93,401)	73,503	5,651,711	(52,676)
Net realized gains (losses)	(60,827)	(93,401)	561,477	12,379,271	(52,676)
Change in unrealized gains (losses) on investments	527,897	634,288	541,071	11,890,140	205,792
Net realized and change in unrealized gains (losses) on investments	467,070	540,887	1,102,548	24,269,411	153,116
Net increase (decrease) in net assets resulting from operations	$443,448	$587,551	$1,017,074	$22,990,294	$189,828

The accompanying notes are an integral part of these financial statements.
23

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account
Investment Income:
Dividends	$1,282,976	$—	$15,988	$—	$7,355,255
Expenses:
Mortality and expense risk and other charges	837,517	410,447	49,720	525,252	2,253,103
Administrative charges	177,956	120,259	10,996	137,792	631,086
Total expenses	1,015,473	530,706	60,716	663,044	2,884,189
Net investment income (loss)	267,503	(530,706)	(44,728)	(663,044)	4,471,066
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,930,032	—	—	—	—
Realized gains (losses) on sale of investments	830,874	(10,314,906)	(230,827)	(371,707)	(3,748,390)
Net realized gains (losses)	2,760,906	(10,314,906)	(230,827)	(371,707)	(3,748,390)
Change in unrealized gains (losses) on investments	(1,484,418)	27,416,227	390,869	1,571,284	2,733,909
Net realized and change in unrealized gains (losses) on investments	1,276,488	17,101,321	160,042	1,199,577	(1,014,481)
Net increase (decrease) in net assets resulting from operations	$1,543,991	$16,570,615	$115,314	$536,533	$3,456,585

The accompanying notes are an integral part of these financial statements.
24

	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account
Investment Income:
Dividends	$109,404	$427,608	$189	$2,211,702	$731,487
Expenses:
Mortality and expense risk and other charges	63,425	313,330	69	852,440	439,535
Administrative charges	15,898	70,996	14	236,724	90,955
Total expenses	79,323	384,326	83	1,089,164	530,490
Net investment income (loss)	30,081	43,282	106	1,122,538	200,997
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	35,584	(437,148)	(36)	(376,666)	(49,077)
Net realized gains (losses)	35,584	(437,148)	(36)	(376,666)	(49,077)
Change in unrealized gains (losses) on investments	443,925	1,171,477	467	7,853,626	3,654,437
Net realized and change in unrealized gains (losses) on investments	479,509	734,329	431	7,476,960	3,605,360
Net increase (decrease) in net assets resulting from operations	$509,590	$777,611	$537	$8,599,498	$3,806,357
The accompanying notes are an integral part of these financial statements.
25

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account
Investment Income:
Dividends	$8,153,298	$13,540	$1,623,253	$215,085	$67,868
Expenses:
Mortality and expense risk and other charges	4,316,518	808,293	1,260,009	65,755	149,087
Administrative charges	855,134	147,963	307,717	17,452	28,526
Total expenses	5,171,652	956,256	1,567,726	83,207	177,613
Net investment income (loss)	2,981,646	(942,716)	55,527	131,878	(109,745)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,468,619	6,372,616	8,119,181	—	725,259
Realized gains (losses) on sale of investments	2,870,193	(725,582)	1,502,971	(220,154)	(59,823)
Net realized gains (losses)	20,338,812	5,647,034	9,622,152	(220,154)	665,436
Change in unrealized gains (losses) on investments	13,145,711	(295,728)	1,015,570	40,109	(220,307)
Net realized and change in unrealized gains (losses) on investments	33,484,523	5,351,306	10,637,722	(180,045)	445,129
Net increase (decrease) in net assets resulting from operations	$36,466,169	$4,408,590	$10,693,249	$(48,167)	$335,384

The accompanying notes are an integral part of these financial statements.
26

	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account
Investment Income:
Dividends	$2,892,903	$12,483	$2,195,125	$706,906	$14,207,632
Expenses:
Mortality and expense risk and other charges	516,356	163,182	509,845	277,705	6,073,551
Administrative charges	179,214	37,416	99,536	60,421	1,507,935
Total expenses	695,570	200,598	609,381	338,126	7,581,486
Net investment income (loss)	2,197,333	(188,115)	1,585,744	368,780	6,626,146
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	962,245	—	—	975,631
Realized gains (losses) on sale of investments	(981,739)	505,660	451,556	(516,625)	(14,022,975)
Net realized gains (losses)	(981,739)	1,467,905	451,556	(516,625)	(13,047,344)
Change in unrealized gains (losses) on investments	(912,063)	2,963,177	(733,875)	792,531	33,398,153
Net realized and change in unrealized gains (losses) on investments	(1,893,802)	4,431,082	(282,319)	275,906	20,350,809
Net increase (decrease) in net assets resulting from operations	$303,531	$4,242,967	$1,303,425	$644,686	$26,976,955

The accompanying notes are an integral part of these financial statements.
27

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account
Investment Income:
Dividends	$30,079,787	$15,977,956	$246,845	$87,640	$2,876,243
Expenses:
Mortality and expense risk and other charges	15,046,198	13,854,810	352,365	41,124	2,423,110
Administrative charges	4,081,611	2,926,757	59,879	8,375	523,324
Total expenses	19,127,809	16,781,567	412,244	49,499	2,946,434
Net investment income (loss)	10,951,978	(803,611)	(165,399)	38,141	(70,191)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	27,087,557	23,193,807	2,201,291	61,958	7,504,302
Realized gains (losses) on sale of investments	(33,941,437)	(20,780,026)	(176,266)	(65,593)	584,845
Net realized gains (losses)	(6,853,880)	2,413,781	2,025,025	(3,635)	8,089,147
Change in unrealized gains (losses) on investments	102,366,012	101,779,746	(1,112,060)	21,555	6,965,344
Net realized and change in unrealized gains (losses) on investments	95,512,132	104,193,527	912,965	17,920	15,054,491
Net increase (decrease) in net assets resulting from operations	$106,464,110	$103,389,916	$747,566	$56,061	$14,984,300

The accompanying notes are an integral part of these financial statements.
28

	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account
Investment Income:
Dividends	$5,330	$—	$—	$208,779	$56,220
Expenses:
Mortality and expense risk and other charges	94,555	1,811,847	115,518	72,950	73,996
Administrative charges	16,245	338,457	33,046	18,148	12,947
Total expenses	110,800	2,150,304	148,564	91,098	86,943
Net investment income (loss)	(105,470)	(2,150,304)	(148,564)	117,681	(30,723)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	16,493,528	141,487	—	271,730
Realized gains (losses) on sale of investments	(198,420)	3,520,146	(161,797)	(128,937)	21,607
Net realized gains (losses)	(198,420)	20,013,674	(20,310)	(128,937)	293,337
Change in unrealized gains (losses) on investments	1,259,952	16,789,704	1,831,090	(23,503)	286,281
Net realized and change in unrealized gains (losses) on investments	1,061,532	36,803,378	1,810,780	(152,440)	579,618
Net increase (decrease) in net assets resulting from operations	$956,062	$34,653,074	$1,662,216	$(34,759)	$548,895

The accompanying notes are an integral part of these financial statements.
29

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account
Investment Income:
Dividends	$81,228	$57,169	$651,316	$1,436,093	$2,347,906
Expenses:
Mortality and expense risk and other charges	36,641	66,633	865,689	431,628	1,051,614
Administrative charges	6,794	11,579	151,230	147,984	364,102
Total expenses	43,435	78,212	1,016,919	579,612	1,415,716
Net investment income (loss)	37,793	(21,043)	(365,603)	856,481	932,190
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,058	160,391	3,887,363	2,889,098	13,458,709
Realized gains (losses) on sale of investments	67,371	(28,436)	3,021,987	269,307	151,872
Net realized gains (losses)	93,429	131,955	6,909,350	3,158,405	13,610,581
Change in unrealized gains (losses) on investments	(88,750)	283,231	5,498,958	(162,003)	277,274
Net realized and change in unrealized gains (losses) on investments	4,679	415,186	12,408,308	2,996,402	13,887,855
Net increase (decrease) in net assets resulting from operations	$42,472	$394,143	$12,042,705	$3,852,883	$14,820,045

The accompanying notes are an integral part of these financial statements.
30

	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
Investment Income:
Dividends	$13,451	$—	$1,914	$81,859	$7,808,010
Expenses:
Mortality and expense risk and other charges	402,641	838,391	141,354	29,005	1,146,451
Administrative charges	78,092	154,382	25,211	8,535	257,342
Total expenses	480,733	992,773	166,565	37,540	1,403,793
Net investment income (loss)	(467,282)	(992,773)	(164,651)	44,319	6,404,217
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,411,041	3,838,008	643,104	127,766	—
Realized gains (losses) on sale of investments	321,207	1,855,803	110,922	36,015	(2,316,869)
Net realized gains (losses)	3,732,248	5,693,811	754,026	163,781	(2,316,869)
Change in unrealized gains (losses) on investments	(708,704)	11,333,001	672,291	(304,552)	(642,037)
Net realized and change in unrealized gains (losses) on investments	3,023,544	17,026,812	1,426,317	(140,771)	(2,958,906)
Net increase (decrease) in net assets resulting from operations	$2,556,262	$16,034,039	$1,261,666	$(96,452)	$3,445,311

The accompanying notes are an integral part of these financial statements.
31

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2024

	BHFTII Western Asset Management U.S. Government Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	Invesco V.I. EQV International Equity Sub-Account
Investment Income:
Dividends	$117,144	$63,385	$—	$337,598	$50,816
Expenses:
Mortality and expense risk and other charges	62,192	52,093	414	168,968	41,393
Administrative charges	10,745	9,711	49	31,253	7,790
Total expenses	72,937	61,804	463	200,221	49,183
Net investment income (loss)	44,207	1,581	(463)	137,377	1,633
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	238,270	—	—	16,907
Realized gains (losses) on sale of investments	(51,620)	118,557	1,321	86,607	75,906
Net realized gains (losses)	(51,620)	356,827	1,321	86,607	92,813
Change in unrealized gains (losses) on investments	19,592	156,066	9,278	(490,960)	(115,712)
Net realized and change in unrealized gains (losses) on investments	(32,028)	512,893	10,599	(404,353)	(22,899)
Net increase (decrease) in net assets resulting from operations	$12,179	$514,474	$10,136	$(266,976)	$(21,266)

The accompanying notes are an integral part of these financial statements.
32

	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Putnam VT Large Cap Value Sub-Account	Putnam VT Sustainable Leaders Sub-Account	Russell Global Real Estate Securities Sub-Account
Investment Income:
Dividends	$184,006	$123,349	$179,631	$10,944	$5,303
Expenses:
Mortality and expense risk and other charges	39,251	41,282	130,934	39,323	2,917
Administrative charges	7,903	7,715	38,559	5,359	348
Total expenses	47,154	48,997	169,493	44,682	3,265
Net investment income (loss)	136,852	74,352	10,138	(33,738)	2,038
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	731,140	20,111	—
Realized gains (losses) on sale of investments	(25,270)	(14,506)	1,145,880	129,480	(2,866)
Net realized gains (losses)	(25,270)	(14,506)	1,877,020	149,591	(2,866)
Change in unrealized gains (losses) on investments	51,785	27,782	709,041	473,785	974
Net realized and change in unrealized gains (losses) on investments	26,515	13,276	2,586,061	623,376	(1,892)
Net increase (decrease) in net assets resulting from operations	$163,367	$87,628	$2,596,199	$589,638	$146

The accompanying notes are an integral part of these financial statements.
33

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2024

	Russell International Developed Markets Sub-Account	Russell Strategic Bond Sub-Account	Russell U.S. Small Cap Equity Sub-Account	Russell U.S. Strategic Equity Sub-Account
Investment Income:
Dividends	$33,796	$60,270	$11,685	$39,243
Expenses:
Mortality and expense risk and other charges	14,604	16,298	9,203	54,215
Administrative charges	1,750	1,954	1,102	6,503
Total expenses	16,354	18,252	10,305	60,718
Net investment income (loss)	17,442	42,018	1,380	(21,475)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	20,079	—	55,479	324,542
Realized gains (losses) on sale of investments	8,843	(28,909)	2,148	145,354
Net realized gains (losses)	28,922	(28,909)	57,627	469,896
Change in unrealized gains (losses) on investments	(29,375)	(19,585)	(10,048)	290,813
Net realized and change in unrealized gains (losses) on investments	(453)	(48,494)	47,579	760,709
Net increase (decrease) in net assets resulting from operations	$16,989	$(6,476)	$48,959	$739,234

The accompanying notes are an integral part of these financial statements.
34

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$583,009	$(2,773)	$32,775	$(126,617)	$(755,532)	$(637,307)	$50,837	$308,452
Net realized gains (losses)	7,011,096	10,375,747	498,248	(215,133)	18,796,051	16,004,548	(150,633)	(426,496)
Change in unrealized gains (losses) on investments	3,820,408	7,496,653	(217,269)	3,358,783	16,310,398	22,113,841	1,099,498	1,798,712
Net increase (decrease) in net assets resulting from operations	11,414,513	17,869,627	313,754	3,017,033	34,350,917	37,481,082	999,702	1,680,668
Contract Transactions:
Purchase payments received from Contract owners	484,789	275,818	31,170	18,486	186,078	351,743	170	257,167
Net transfers (including fixed account)	(3,105,251)	(5,652,083)	462,064	(6,197)	(12,301,235)	(9,284,140)	(291,291)	(331,157)
Contract charges	(934,599)	(971,362)	(224,481)	(233,478)	(1,186,498)	(1,205,654)	(228,708)	(244,901)
Transfers for Contract benefits and terminations	(10,035,332)	(9,983,781)	(2,271,766)	(1,699,634)	(15,631,211)	(12,146,892)	(1,903,157)	(1,827,028)
Net increase (decrease) in net assets resulting from Contract transactions	(13,590,393)	(16,331,408)	(2,003,013)	(1,920,823)	(28,932,866)	(22,284,943)	(2,422,986)	(2,145,919)
Net increase (decrease) in net assets	(2,175,880)	1,538,219	(1,689,259)	1,096,210	5,418,051	15,196,139	(1,423,284)	(465,251)
Net Assets:
Beginning of year	92,538,489	91,000,270	21,505,591	20,409,381	124,324,308	109,128,169	16,633,936	17,099,187
End of year	$90,362,609	$92,538,489	$19,816,332	$21,505,591	$129,742,359	$124,324,308	$15,210,652	$16,633,936

The accompanying notes are an integral part of these financial statements.
36

	BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(77,256)	$(79,124)	$49,834	$1,208,959	$(987,450)	$1,025,402
Net realized gains (losses)	676,096	1,431,046	5,981,902	11,086,065	9,745,596	19,847,948
Change in unrealized gains (losses) on investments	517,673	(571,710)	10,740,673	11,434,834	18,588,415	15,045,739
Net increase (decrease) in net assets resulting from operations	1,116,513	780,212	16,772,409	23,729,858	27,346,561	35,919,089
Contract Transactions:
Purchase payments received from Contract owners	13,342	40,841	634,245	283,050	287,922	290,954
Net transfers (including fixed account)	(217,631)	5,173	52,414	812,018	2,169,440	1,155
Contract charges	(53,354)	(56,692)	(2,306,564)	(2,316,134)	(3,037,851)	(2,997,959)
Transfers for Contract benefits and terminations	(1,560,794)	(929,722)	(25,539,524)	(17,378,136)	(20,623,407)	(16,669,375)
Net increase (decrease) in net assets resulting from Contract transactions	(1,818,437)	(940,400)	(27,159,429)	(18,599,202)	(21,203,896)	(19,375,225)
Net increase (decrease) in net assets	(701,924)	(160,188)	(10,387,020)	5,130,656	6,142,665	16,543,864
Net Assets:
Beginning of year	11,426,690	11,586,878	177,464,274	172,333,618	221,733,247	205,189,383
End of year	$10,724,766	$11,426,690	$167,077,254	$177,464,274	$227,875,912	$221,733,247

The accompanying notes are an integral part of these financial statements.
37

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(591,905)	$(15,312)	$432,479	$822,329	$142,145	$763,360	$534,699	$439,735
Net realized gains (losses)	3,734,819	4,029,495	1,535,037	3,530,848	(399,637)	(781,466)	(81,582)	(202,369)
Change in unrealized gains (losses) on investments	6,119,840	5,912,709	3,897,879	4,175,698	1,956,879	4,222,397	290,367	993,238
Net increase (decrease) in net assets resulting from operations	9,262,754	9,926,892	5,865,395	8,528,875	1,699,387	4,204,291	743,484	1,230,604
Contract Transactions:
Purchase payments received from Contract owners	63,954	263,204	334,074	277,201	2,806	245,563	36,911	8,207
Net transfers (including fixed account)	(2,056,071)	(1,209,555)	2,282,150	(129,730)	(213,171)	(671,396)	284,265	562,041
Contract charges	(356,358)	(368,962)	(1,205,150)	(1,224,108)	(488,975)	(515,077)	(88,615)	(92,718)
Transfers for Contract benefits and terminations	(4,810,186)	(3,620,569)	(9,750,430)	(8,277,846)	(5,702,561)	(3,162,108)	(1,322,581)	(1,230,442)
Net increase (decrease) in net assets resulting from Contract transactions	(7,158,661)	(4,935,882)	(8,339,356)	(9,354,483)	(6,401,901)	(4,103,018)	(1,090,020)	(752,912)
Net increase (decrease) in net assets	2,104,093	4,991,010	(2,473,961)	(825,608)	(4,702,514)	101,273	(346,536)	477,692
Net Assets:
Beginning of year	34,768,495	29,777,485	81,308,873	82,134,481	37,174,826	37,073,553	11,616,316	11,138,624
End of year	$36,872,588	$34,768,495	$78,834,912	$81,308,873	$32,472,312	$37,174,826	$11,269,780	$11,616,316

The accompanying notes are an integral part of these financial statements.
38

	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(781,956)	$1,433,278	$1,239,995	$1,960,041	$(139,465)	$(213,615)
Net realized gains (losses)	5,504,080	17,459,121	(2,018,807)	(2,556,104)	2,335,361	2,518,098
Change in unrealized gains (losses) on investments	8,897,130	1,783,043	3,287,465	7,572,466	(54,400)	1,513,528
Net increase (decrease) in net assets resulting from operations	13,619,254	20,675,442	2,508,653	6,976,403	2,141,496	3,818,011
Contract Transactions:
Purchase payments received from Contract owners	490,176	225,953	15,806	98,528	58,470	34,145
Net transfers (including fixed account)	(1,630,936)	(731,507)	(207,704)	(330,983)	(341,635)	342,423
Contract charges	(635,544)	(687,875)	(1,125,614)	(1,175,940)	(173,660)	(184,826)
Transfers for Contract benefits and terminations	(18,008,841)	(9,272,435)	(10,053,231)	(7,747,865)	(4,227,844)	(3,346,486)
Net increase (decrease) in net assets resulting from Contract transactions	(19,785,145)	(10,465,864)	(11,370,743)	(9,156,260)	(4,684,669)	(3,154,744)
Net increase (decrease) in net assets	(6,165,891)	10,209,578	(8,862,090)	(2,179,857)	(2,543,173)	663,267
Net Assets:
Beginning of year	123,604,181	113,394,603	89,128,382	91,308,239	34,077,961	33,414,694
End of year	$117,438,290	$123,604,181	$80,266,292	$89,128,382	$31,534,788	$34,077,961

The accompanying notes are an integral part of these financial statements.
39

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$139,657	$81,256	$662,386	$562,586	$(27,741)	$(28,183)	$(47,006)	$(29,376)
Net realized gains (losses)	(15,488)	(19,099)	(216,160)	(353,463)	(84,168)	(139,684)	861,197	428,130
Change in unrealized gains (losses) on investments	(15,692)	116,103	366,173	819,366	(282,917)	250,419	778,319	1,426,216
Net increase (decrease) in net assets resulting from operations	108,477	178,260	812,399	1,028,489	(394,826)	82,552	1,592,510	1,824,970
Contract Transactions:
Purchase payments received from Contract owners	—	13,379	150,475	231,566	4,040	102	12,393	1,145
Net transfers (including fixed account)	(69,087)	(97,323)	1,573,714	1,368,215	425,516	121,482	286,204	36,042
Contract charges	(14,177)	(16,834)	(233,422)	(258,823)	(38,701)	(40,151)	(66,271)	(67,704)
Transfers for Contract benefits and terminations	(214,851)	(278,868)	(2,932,802)	(2,907,032)	(281,636)	(364,591)	(778,916)	(1,273,447)
Net increase (decrease) in net assets resulting from Contract transactions	(298,115)	(379,646)	(1,442,035)	(1,566,074)	109,219	(283,158)	(546,590)	(1,303,964)
Net increase (decrease) in net assets	(189,638)	(201,386)	(629,636)	(537,585)	(285,607)	(200,606)	1,045,920	521,006
Net Assets:
Beginning of year	1,971,739	2,173,125	23,415,516	23,953,101	3,213,580	3,414,186	8,676,608	8,155,602
End of year	$1,782,101	$1,971,739	$22,785,880	$23,415,516	$2,927,973	$3,213,580	$9,722,528	$8,676,608

The accompanying notes are an integral part of these financial statements.
40

	BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$404,443	$212,548	$141,684	$82,811	$14,656	$216,118
Net realized gains (losses)	(246,661)	(352,807)	(235,333)	(480,270)	(240,780)	(379,368)
Change in unrealized gains (losses) on investments	(308,474)	2,382,179	(2,174,241)	6,331,096	470,803	690,502
Net increase (decrease) in net assets resulting from operations	(150,692)	2,241,920	(2,267,890)	5,933,637	244,679	527,252
Contract Transactions:
Purchase payments received from Contract owners	91,173	94,483	91,107	140,332	—	771
Net transfers (including fixed account)	116,392	926,847	1,303,996	(1,863,846)	630,536	(468,693)
Contract charges	(101,408)	(110,222)	(202,177)	(244,392)	(123,570)	(132,240)
Transfers for Contract benefits and terminations	(2,785,092)	(2,207,445)	(3,988,993)	(3,437,591)	(1,341,643)	(937,666)
Net increase (decrease) in net assets resulting from Contract transactions	(2,678,935)	(1,296,337)	(2,796,067)	(5,405,497)	(834,677)	(1,537,828)
Net increase (decrease) in net assets	(2,829,627)	945,583	(5,063,957)	528,140	(589,998)	(1,010,576)
Net Assets:
Beginning of year	21,905,724	20,960,141	36,686,434	36,158,294	10,190,594	11,201,170
End of year	$19,076,097	$21,905,724	$31,622,477	$36,686,434	$9,600,596	$10,190,594

The accompanying notes are an integral part of these financial statements.
41

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$450,721	$787,198	$(325,596)	$(279,181)	$(607,186)	$(580,986)	$169,679	$129,290
Net realized gains (losses)	9,533,070	16,473,765	4,430,354	2,576,901	(2,800,487)	(2,298,830)	(121,471)	(281,604)
Change in unrealized gains (losses) on investments	1,694,793	(7,922,087)	856,635	7,304,319	8,492,637	6,401,285	(940)	564,898
Net increase (decrease) in net assets resulting from operations	11,678,584	9,338,876	4,961,393	9,602,039	5,084,964	3,521,469	47,268	412,584
Contract Transactions:
Purchase payments received from Contract owners	260,267	194,054	361,058	142,351	164,394	75,980	27,551	653
Net transfers (including fixed account)	(1,460,314)	(109,769)	(1,116,605)	(2,950,304)	(1,279,957)	1,144,482	1,402,229	738,334
Contract charges	(625,217)	(656,947)	(217,245)	(234,888)	(158,802)	(172,434)	(152,821)	(161,912)
Transfers for Contract benefits and terminations	(12,575,630)	(9,197,029)	(4,808,586)	(3,424,928)	(4,928,930)	(3,499,235)	(1,121,007)	(966,763)
Net increase (decrease) in net assets resulting from Contract transactions	(14,400,894)	(9,769,691)	(5,781,378)	(6,467,769)	(6,203,295)	(2,451,207)	155,952	(389,688)
Net increase (decrease) in net assets	(2,722,310)	(430,815)	(819,985)	3,134,270	(1,118,331)	1,070,262	203,220	22,896
Net Assets:
Beginning of year	90,815,551	91,246,366	34,596,437	31,462,167	36,892,460	35,822,198	10,625,226	10,602,330
End of year	$88,093,241	$90,815,551	$33,776,452	$34,596,437	$35,774,129	$36,892,460	$10,828,446	$10,625,226

The accompanying notes are an integral part of these financial statements.
42

	BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(23,622)	$60,967	$46,664	$17,041	$(85,474)	$(160,385)
Net realized gains (losses)	(60,827)	(237,932)	(93,401)	458,180	561,477	249,583
Change in unrealized gains (losses) on investments	527,897	1,138,330	634,288	385,164	541,071	1,685,028
Net increase (decrease) in net assets resulting from operations	443,448	961,365	587,551	860,385	1,017,074	1,774,226
Contract Transactions:
Purchase payments received from Contract owners	2,176	4,271	21,921	90,394	—	—
Net transfers (including fixed account)	(96,972)	(85,303)	(225,164)	506,864	(235,344)	(186,409)
Contract charges	(138,553)	(140,868)	(68,099)	(68,451)	(119,085)	(121,088)
Transfers for Contract benefits and terminations	(1,096,133)	(1,307,396)	(921,388)	(594,918)	(902,187)	(779,021)
Net increase (decrease) in net assets resulting from Contract transactions	(1,329,482)	(1,529,296)	(1,192,730)	(66,111)	(1,256,616)	(1,086,518)
Net increase (decrease) in net assets	(886,034)	(567,931)	(605,179)	794,274	(239,542)	687,708
Net Assets:
Beginning of year	10,881,556	11,449,487	7,680,871	6,886,597	10,056,942	9,369,234
End of year	$9,995,522	$10,881,556	$7,075,692	$7,680,871	$9,817,400	$10,056,942

The accompanying notes are an integral part of these financial statements.
43

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,279,117)	$(1,130,856)	$36,712	$30,927	$267,503	$171,035	$(530,706)	$(470,889)
Net realized gains (losses)	12,379,271	6,662,836	(52,676)	(115,075)	2,760,906	1,716,503	(10,314,906)	(10,106,575)
Change in unrealized gains (losses) on investments	11,890,140	23,325,188	205,792	442,434	(1,484,418)	6,548,556	27,416,227	25,905,766
Net increase (decrease) in net assets resulting from operations	22,990,294	28,857,168	189,828	358,286	1,543,991	8,436,094	16,570,615	15,328,302
Contract Transactions:
Purchase payments received from Contract owners	448,470	153,794	1,423	4,290	327,608	287,339	236,449	188,333
Net transfers (including fixed account)	(5,939,474)	(5,302,575)	233,180	(18,561)	1,338,481	(666,493)	(5,035,980)	(380,896)
Contract charges	(329,250)	(331,406)	(48,297)	(47,951)	(336,934)	(371,006)	(290,701)	(283,655)
Transfers for Contract benefits and terminations	(10,726,927)	(6,676,913)	(395,723)	(344,647)	(10,412,417)	(8,337,233)	(6,574,710)	(4,038,787)
Net increase (decrease) in net assets resulting from Contract transactions	(16,547,181)	(12,157,100)	(209,417)	(406,869)	(9,083,262)	(9,087,393)	(11,664,942)	(4,515,005)
Net increase (decrease) in net assets	6,443,113	16,700,068	(19,589)	(48,583)	(7,539,271)	(651,299)	4,905,673	10,813,297
Net Assets:
Beginning of year	78,718,428	62,018,360	3,124,508	3,173,091	76,911,122	77,562,421	50,365,803	39,552,506
End of year	$85,161,541	$78,718,428	$3,104,919	$3,124,508	$69,371,851	$76,911,122	$55,271,476	$50,365,803

The accompanying notes are an integral part of these financial statements.
44

	BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(44,728)	$304,018	$(663,044)	$487,292	$4,471,066	$4,560,328
Net realized gains (losses)	(230,827)	(282,799)	(371,707)	(1,017,415)	(3,748,390)	(5,236,796)
Change in unrealized gains (losses) on investments	390,869	121,114	1,571,284	1,835,890	2,733,909	12,678,478
Net increase (decrease) in net assets resulting from operations	115,314	142,333	536,533	1,305,767	3,456,585	12,002,010
Contract Transactions:
Purchase payments received from Contract owners	33	65,755	133,809	352,483	777,463	940,890
Net transfers (including fixed account)	16,474	244,448	4,315,213	1,182,837	20,554,473	12,735,213
Contract charges	(70,196)	(74,061)	(532,738)	(575,275)	(2,332,381)	(2,469,650)
Transfers for Contract benefits and terminations	(442,056)	(493,467)	(5,678,367)	(6,689,036)	(30,284,480)	(27,372,496)
Net increase (decrease) in net assets resulting from Contract transactions	(495,745)	(257,325)	(1,762,083)	(5,728,991)	(11,284,925)	(16,166,043)
Net increase (decrease) in net assets	(380,431)	(114,992)	(1,225,550)	(4,423,224)	(7,828,340)	(4,164,033)
Net Assets:
Beginning of year	4,596,181	4,711,173	54,427,089	58,850,313	256,083,394	260,247,427
End of year	$4,215,750	$4,596,181	$53,201,539	$54,427,089	$248,255,054	$256,083,394
The accompanying notes are an integral part of these financial statements.
45

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$30,081	$38,870	$43,282	$(83,724)	$106	$16	$1,122,538	$1,091,308
Net realized gains (losses)	35,584	(89,789)	(437,148)	(531,310)	(36)	(53)	(376,666)	(1,622,680)
Change in unrealized gains (losses) on investments	443,925	843,303	1,171,477	2,129,203	467	401	7,853,626	11,685,837
Net increase (decrease) in net assets resulting from operations	509,590	792,384	777,611	1,514,169	537	364	8,599,498	11,154,465
Contract Transactions:
Purchase payments received from Contract owners	8,300	38,991	87,866	91,403	—	—	265,853	51,695
Net transfers (including fixed account)	82,718	(124,931)	602,085	940,824	17	3,864	(794,499)	733,596
Contract charges	(90,224)	(88,015)	(239,090)	(256,469)	(30)	(16)	(1,080,921)	(1,113,109)
Transfers for Contract benefits and terminations	(680,435)	(664,369)	(3,433,273)	(2,911,701)	(235)	(240)	(11,108,668)	(8,625,542)
Net increase (decrease) in net assets resulting from Contract transactions	(679,641)	(838,324)	(2,982,412)	(2,135,943)	(248)	3,608	(12,718,235)	(8,953,360)
Net increase (decrease) in net assets	(170,051)	(45,940)	(2,204,801)	(621,774)	289	3,972	(4,118,737)	2,201,105
Net Assets:
Beginning of year	6,266,360	6,312,300	29,259,294	29,881,068	5,831	1,859	95,129,186	92,928,081
End of year	$6,096,309	$6,266,360	$27,054,493	$29,259,294	$6,120	$5,831	$91,010,449	$95,129,186

The accompanying notes are an integral part of these financial statements.
46

	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$200,997	$135,486	$2,981,646	$2,370,711	$(942,716)	$(921,259)
Net realized gains (losses)	(49,077)	1,330,362	20,338,812	55,830,009	5,647,034	2,038,739
Change in unrealized gains (losses) on investments	3,654,437	3,080,629	13,145,711	(28,398,675)	(295,728)	8,489,132
Net increase (decrease) in net assets resulting from operations	3,806,357	4,546,477	36,466,169	29,802,045	4,408,590	9,606,612
Contract Transactions:
Purchase payments received from Contract owners	138,870	44,686	1,626,407	1,610,618	219,461	134,834
Net transfers (including fixed account)	153,232	498,551	(6,950,554)	1,280,360	(459,871)	(134,212)
Contract charges	(410,690)	(403,073)	(1,303,649)	(1,393,442)	(308,206)	(331,028)
Transfers for Contract benefits and terminations	(3,977,978)	(2,629,805)	(51,593,729)	(55,909,717)	(7,164,012)	(5,602,680)
Net increase (decrease) in net assets resulting from Contract transactions	(4,096,566)	(2,489,641)	(58,221,525)	(54,412,181)	(7,712,628)	(5,933,086)
Net increase (decrease) in net assets	(290,209)	2,056,836	(21,755,356)	(24,610,136)	(3,304,038)	3,673,526
Net Assets:
Beginning of year	35,749,467	33,692,631	383,222,125	407,832,261	60,070,399	56,396,873
End of year	$35,459,258	$35,749,467	$361,466,769	$383,222,125	$56,766,361	$60,070,399

The accompanying notes are an integral part of these financial statements.
47

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$55,527	$332,796	$131,878	$87,719	$(109,745)	$(55,717)	$2,197,333	$1,430,368
Net realized gains (losses)	9,622,152	15,133,885	(220,154)	(160,662)	665,436	(211,828)	(981,739)	(1,303,504)
Change in unrealized gains (losses) on investments	1,015,570	(4,863,774)	40,109	286,262	(220,307)	2,085,758	(912,063)	3,103,368
Net increase (decrease) in net assets resulting from operations	10,693,249	10,602,907	(48,167)	213,319	335,384	1,818,213	303,531	3,230,232
Contract Transactions:
Purchase payments received from Contract owners	808,911	361,052	—	—	39,809	432	147,776	214,488
Net transfers (including fixed account)	(743,338)	262,796	2,127,266	883,451	(75,503)	(199,091)	7,976,316	4,174,596
Contract charges	(569,648)	(612,722)	(87,364)	(71,874)	(134,353)	(145,125)	(691,451)	(724,834)
Transfers for Contract benefits and terminations	(17,158,328)	(14,218,557)	(1,374,922)	(662,093)	(1,359,001)	(1,031,590)	(8,673,889)	(7,672,648)
Net increase (decrease) in net assets resulting from Contract transactions	(17,662,403)	(14,207,431)	664,980	149,484	(1,529,048)	(1,375,374)	(1,241,248)	(4,008,398)
Net increase (decrease) in net assets	(6,969,154)	(3,604,524)	616,813	362,803	(1,193,664)	442,839	(937,717)	(778,166)
Net Assets:
Beginning of year	128,388,116	131,992,640	6,428,169	6,065,366	11,792,283	11,349,444	72,585,083	73,363,249
End of year	$121,418,962	$128,388,116	$7,044,982	$6,428,169	$10,598,619	$11,792,283	$71,647,366	$72,585,083

The accompanying notes are an integral part of these financial statements.
48

	BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(188,115)	$(151,824)	$1,585,744	$(13,993)	$368,780	$567,473
Net realized gains (losses)	1,467,905	(9,276)	451,556	268,409	(516,625)	(663,830)
Change in unrealized gains (losses) on investments	2,963,177	5,250,340	(733,875)	1,187,257	792,531	1,436,672
Net increase (decrease) in net assets resulting from operations	4,242,967	5,089,240	1,303,425	1,441,673	644,686	1,340,315
Contract Transactions:
Purchase payments received from Contract owners	6,210	28,145	856,788	90,480	14,379	20,853
Net transfers (including fixed account)	94,296	(688,529)	3,302,227	2,790,060	1,731,396	1,004,069
Contract charges	(79,754)	(76,857)	(436,355)	(505,409)	(252,019)	(260,098)
Transfers for Contract benefits and terminations	(1,723,990)	(1,309,122)	(10,598,098)	(8,936,480)	(3,130,964)	(4,051,667)
Net increase (decrease) in net assets resulting from Contract transactions	(1,703,238)	(2,046,363)	(6,875,438)	(6,561,349)	(1,637,208)	(3,286,843)
Net increase (decrease) in net assets	2,539,729	3,042,877	(5,572,013)	(5,119,676)	(992,522)	(1,946,528)
Net Assets:
Beginning of year	14,418,951	11,376,074	43,061,489	48,181,165	23,295,813	25,242,341
End of year	$16,958,680	$14,418,951	$37,489,476	$43,061,489	$22,303,291	$23,295,813

The accompanying notes are an integral part of these financial statements.
49

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,626,146	$13,877,100	$10,951,978	$32,048,455	$(803,611)	$18,098,654	$(165,399)	$(263,443)
Net realized gains (losses)	(13,047,344)	13,817,651	(6,853,880)	85,806,246	2,413,781	101,989,772	2,025,025	3,070,667
Change in unrealized gains (losses) on investments	33,398,153	26,731,223	102,366,012	72,052,421	101,779,746	45,218,005	(1,112,060)	844,970
Net increase (decrease) in net assets resulting from operations	26,976,955	54,425,974	106,464,110	189,907,122	103,389,916	165,306,431	747,566	3,652,194
Contract Transactions:
Purchase payments received from Contract owners	1,788,470	4,002,623	3,015,967	4,303,456	2,138,786	2,284,460	34,343	72,152
Net transfers (including fixed account)	1,775,620	(942,069)	(6,966,306)	(5,658,853)	(11,651,143)	(298,165)	449	(31,338)
Contract charges	(7,004,970)	(7,255,072)	(17,361,816)	(18,135,098)	(11,867,839)	(12,153,313)	(110,082)	(119,808)
Transfers for Contract benefits and terminations	(75,084,876)	(69,761,367)	(184,677,045)	(177,182,913)	(126,667,814)	(105,516,283)	(3,649,467)	(2,771,573)
Net increase (decrease) in net assets resulting from Contract transactions	(78,525,756)	(73,955,885)	(205,989,200)	(196,673,408)	(148,048,010)	(115,683,301)	(3,724,757)	(2,850,567)
Net increase (decrease) in net assets	(51,548,801)	(19,529,911)	(99,525,090)	(6,766,286)	(44,658,094)	49,623,130	(2,977,191)	801,627
Net Assets:
Beginning of year	618,644,712	638,174,623	1,646,309,101	1,653,075,387	1,164,420,214	1,114,797,084	24,649,669	23,848,042
End of year	$567,095,911	$618,644,712	$1,546,784,011	$1,646,309,101	$1,119,762,120	$1,164,420,214	$21,672,478	$24,649,669

The accompanying notes are an integral part of these financial statements.
50

	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$38,141	$33,136	$(70,191)	$(62,642)	$(105,470)	$(103,378)
Net realized gains (losses)	(3,635)	(85,460)	8,089,147	22,076,009	(198,420)	(243,921)
Change in unrealized gains (losses) on investments	21,555	452,518	6,965,344	(9,643,435)	1,259,952	1,252,645
Net increase (decrease) in net assets resulting from operations	56,061	400,194	14,984,300	12,369,932	956,062	905,346
Contract Transactions:
Purchase payments received from Contract owners	8,128	20,159	1,530,859	869,157	14,309	11,672
Net transfers (including fixed account)	70,200	(115,942)	262,297	692,424	(199,524)	122,623
Contract charges	(24,407)	(26,673)	(1,007,590)	(1,083,716)	(39,558)	(39,985)
Transfers for Contract benefits and terminations	(289,577)	(519,450)	(28,898,701)	(22,949,562)	(903,925)	(441,439)
Net increase (decrease) in net assets resulting from Contract transactions	(235,656)	(641,906)	(28,113,135)	(22,471,697)	(1,128,698)	(347,129)
Net increase (decrease) in net assets	(179,595)	(241,712)	(13,128,835)	(10,101,765)	(172,636)	558,217
Net Assets:
Beginning of year	3,384,522	3,626,234	215,105,880	225,207,645	6,398,429	5,840,212
End of year	$3,204,927	$3,384,522	$201,977,045	$215,105,880	$6,225,793	$6,398,429

The accompanying notes are an integral part of these financial statements.
51

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,150,304)	$(1,829,341)	$(148,564)	$(143,025)	$117,681	$93,363	$(30,723)	$(39,479)
Net realized gains (losses)	20,013,674	(2,720,695)	(20,310)	(359,362)	(128,937)	(154,544)	293,337	211,672
Change in unrealized gains (losses) on investments	16,789,704	53,340,703	1,831,090	1,776,276	(23,503)	311,281	286,281	532,311
Net increase (decrease) in net assets resulting from operations	34,653,074	48,790,667	1,662,216	1,273,889	(34,759)	250,100	548,895	704,504
Contract Transactions:
Purchase payments received from Contract owners	433,349	370,265	23,661	67,833	66	2,966	109,072	259
Net transfers (including fixed account)	(7,032,290)	(4,498,660)	15,129	65,958	1,133,567	1,319,665	99,129	78,370
Contract charges	(590,276)	(570,465)	(78,664)	(81,033)	(79,947)	(78,554)	(42,655)	(48,995)
Transfers for Contract benefits and terminations	(19,403,339)	(12,997,315)	(1,635,292)	(1,114,623)	(904,587)	(831,097)	(718,703)	(1,817,128)
Net increase (decrease) in net assets resulting from Contract transactions	(26,592,556)	(17,696,175)	(1,675,166)	(1,061,865)	149,099	412,980	(553,157)	(1,787,494)
Net increase (decrease) in net assets	8,060,518	31,094,492	(12,950)	212,024	114,340	663,080	(4,262)	(1,082,990)
Net Assets:
Beginning of year	133,017,480	101,922,988	12,965,980	12,753,956	6,930,304	6,267,224	5,140,627	6,223,617
End of year	$141,077,998	$133,017,480	$12,953,030	$12,965,980	$7,044,644	$6,930,304	$5,136,365	$5,140,627

The accompanying notes are an integral part of these financial statements.
52

	BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$37,793	$19,864	$(21,043)	$(24,744)	$(365,603)	$(224,643)
Net realized gains (losses)	93,429	40,603	131,955	(53,748)	6,909,350	4,684,000
Change in unrealized gains (losses) on investments	(88,750)	354,766	283,231	685,741	5,498,958	6,348,420
Net increase (decrease) in net assets resulting from operations	42,472	415,233	394,143	607,249	12,042,705	10,807,777
Contract Transactions:
Purchase payments received from Contract owners	73,743	37,472	21,831	52,591	50,238	57,518
Net transfers (including fixed account)	99,137	90,901	112,559	(85,902)	(774,447)	1,324,736
Contract charges	(32,841)	(38,584)	(35,493)	(40,210)	(287,622)	(286,000)
Transfers for Contract benefits and terminations	(503,306)	(372,632)	(366,752)	(330,795)	(5,784,262)	(4,655,551)
Net increase (decrease) in net assets resulting from Contract transactions	(363,267)	(282,843)	(267,855)	(404,316)	(6,796,093)	(3,559,297)
Net increase (decrease) in net assets	(320,795)	132,390	126,288	202,933	5,246,612	7,248,480
Net Assets:
Beginning of year	2,836,426	2,704,036	4,561,990	4,359,057	54,707,886	47,459,406
End of year	$2,515,631	$2,836,426	$4,688,278	$4,561,990	$59,954,498	$54,707,886

The accompanying notes are an integral part of these financial statements.
53

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$856,481	$633,026	$932,190	$950,232	$(467,282)	$(459,302)	$(992,773)	$(859,617)
Net realized gains (losses)	3,158,405	2,956,743	13,610,581	16,440,180	3,732,248	3,145,207	5,693,811	(904,997)
Change in unrealized gains (losses) on investments	(162,003)	1,644,450	277,274	(8,176,386)	(708,704)	1,721,480	11,333,001	22,367,915
Net increase (decrease) in net assets resulting from operations	3,852,883	5,234,219	14,820,045	9,214,026	2,556,262	4,407,385	16,034,039	20,603,301
Contract Transactions:
Purchase payments received from Contract owners	224,455	345,711	361,203	400,767	132,777	222,236	333,938	289,343
Net transfers (including fixed account)	485,559	285,193	(3,096,943)	2,622,596	248,207	97,648	(2,840,112)	(2,059,880)
Contract charges	(397,903)	(417,631)	(1,311,349)	(1,350,348)	(171,755)	(181,916)	(288,774)	(291,870)
Transfers for Contract benefits and terminations	(7,956,057)	(7,750,446)	(17,066,477)	(13,347,751)	(4,193,466)	(4,190,188)	(8,157,229)	(5,893,664)
Net increase (decrease) in net assets resulting from Contract transactions	(7,643,946)	(7,537,173)	(21,113,566)	(11,674,736)	(3,984,237)	(4,052,220)	(10,952,177)	(7,956,071)
Net increase (decrease) in net assets	(3,791,063)	(2,302,954)	(6,293,521)	(2,460,710)	(1,427,975)	355,165	5,081,862	12,647,230
Net Assets:
Beginning of year	60,830,581	63,133,535	143,471,538	145,932,248	34,512,232	34,157,067	61,010,238	48,363,008
End of year	$57,039,518	$60,830,581	$137,178,017	$143,471,538	$33,084,257	$34,512,232	$66,092,100	$61,010,238

The accompanying notes are an integral part of these financial statements.
54

	BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(164,651)	$(149,364)	$44,319	$62,588	$6,404,217	$5,663,263
Net realized gains (losses)	754,026	127,593	163,781	41,146	(2,316,869)	(2,586,466)
Change in unrealized gains (losses) on investments	672,291	1,929,159	(304,552)	(263,415)	(642,037)	5,236,078
Net increase (decrease) in net assets resulting from operations	1,261,666	1,907,388	(96,452)	(159,681)	3,445,311	8,312,875
Contract Transactions:
Purchase payments received from Contract owners	39,875	14,021	20,479	5,594	449,066	392,631
Net transfers (including fixed account)	54,535	317,723	224,442	334,459	3,424,696	1,498,949
Contract charges	(29,506)	(29,885)	(41,341)	(45,244)	(550,775)	(589,915)
Transfers for Contract benefits and terminations	(1,447,364)	(1,288,810)	(268,790)	(381,599)	(14,070,638)	(12,243,358)
Net increase (decrease) in net assets resulting from Contract transactions	(1,382,460)	(986,951)	(65,210)	(86,790)	(10,747,651)	(10,941,693)
Net increase (decrease) in net assets	(120,794)	920,437	(161,662)	(246,471)	(7,302,340)	(2,628,818)
Net Assets:
Beginning of year	11,135,144	10,214,707	3,309,417	3,555,888	110,264,146	112,892,964
End of year	$11,014,350	$11,135,144	$3,147,755	$3,309,417	$102,961,806	$110,264,146

The accompanying notes are an integral part of these financial statements.
55

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Western Asset Management U.S. Government Sub-Account		Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Growth Opportunities Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$44,207	$12,065	$1,581	$4,408	$(463)	$(443)	$137,377	$255,874
Net realized gains (losses)	(51,620)	(58,064)	356,827	161,325	1,321	13,547	86,607	(89,245)
Change in unrealized gains (losses) on investments	19,592	171,949	156,066	180,620	9,278	26	(490,960)	2,289,064
Net increase (decrease) in net assets resulting from operations	12,179	125,950	514,474	346,353	10,136	13,130	(266,976)	2,455,693
Contract Transactions:
Purchase payments received from Contract owners	150,063	—	—	685	—	—	76,916	88,311
Net transfers (including fixed account)	359,726	370,778	21,430	(101,315)	(343)	106	380,782	(647,331)
Contract charges	(35,060)	(37,679)	(14,761)	(17,573)	(30)	(28)	(40,501)	(48,301)
Transfers for Contract benefits and terminations	(322,829)	(185,863)	(767,521)	(828,807)	(1,894)	(65,202)	(1,797,555)	(1,472,406)
Net increase (decrease) in net assets resulting from Contract transactions	151,900	147,236	(760,852)	(947,010)	(2,267)	(65,124)	(1,380,358)	(2,079,727)
Net increase (decrease) in net assets	164,079	273,186	(246,378)	(600,657)	7,869	(51,994)	(1,647,334)	375,966
Net Assets:
Beginning of year	4,247,734	3,974,548	4,190,798	4,791,455	28,763	80,757	14,082,267	13,706,301
End of year	$4,411,813	$4,247,734	$3,944,420	$4,190,798	$36,632	$28,763	$12,434,933	$14,082,267

The accompanying notes are an integral part of these financial statements.
56

	Invesco V.I. EQV International Equity Sub-Account		PIMCO VIT High Yield Sub-Account		PIMCO VIT Low Duration Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,633	$(47,142)	$136,852	$139,724	$74,352	$60,636
Net realized gains (losses)	92,813	10,847	(25,270)	(71,303)	(14,506)	(18,647)
Change in unrealized gains (losses) on investments	(115,712)	541,284	51,785	259,574	27,782	56,452
Net increase (decrease) in net assets resulting from operations	(21,266)	504,989	163,367	327,995	87,628	98,441
Contract Transactions:
Purchase payments received from Contract owners	12,085	4,224	4,096	6,379	105,811	290
Net transfers (including fixed account)	233,681	(77,842)	133,260	15,180	182,596	66,729
Contract charges	(11,847)	(13,505)	(13,112)	(16,328)	(12,355)	(13,767)
Transfers for Contract benefits and terminations	(598,692)	(377,678)	(477,236)	(586,299)	(235,778)	(162,842)
Net increase (decrease) in net assets resulting from Contract transactions	(364,773)	(464,801)	(352,992)	(581,068)	40,274	(109,590)
Net increase (decrease) in net assets	(386,039)	40,188	(189,625)	(253,073)	127,902	(11,149)
Net Assets:
Beginning of year	3,357,835	3,317,647	3,215,091	3,468,164	3,026,416	3,037,565
End of year	$2,971,796	$3,357,835	$3,025,466	$3,215,091	$3,154,318	$3,026,416

The accompanying notes are an integral part of these financial statements.
57

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024 and 2023

	Putnam VT Large Cap Value Sub-Account		Putnam VT Sustainable Leaders Sub-Account		Russell Global Real Estate Securities Sub-Account		Russell International Developed Markets Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,138	$149,020	$(33,738)	$(18,887)	$2,038	$908	$17,442	$(1,859)
Net realized gains (losses)	1,877,020	1,479,654	149,591	136,488	(2,866)	(5,908)	28,922	6,725
Change in unrealized gains (losses) on investments	709,041	395,436	473,785	478,309	974	24,992	(29,375)	152,665
Net increase (decrease) in net assets resulting from operations	2,596,199	2,024,110	589,638	595,910	146	19,992	16,989	157,531
Contract Transactions:
Purchase payments received from Contract owners	56,634	58,384	24,949	23,822	—	1,154	—	1,085
Net transfers (including fixed account)	(206,503)	(217,718)	88,013	(105,205)	15,314	5,581	49,074	(48,544)
Contract charges	(30,675)	(34,264)	(1,589)	(2,044)	(30)	(48)	(156)	(239)
Transfers for Contract benefits and terminations	(2,610,318)	(1,635,440)	(311,382)	(184,478)	(26,511)	(30,101)	(77,924)	(162,470)
Net increase (decrease) in net assets resulting from Contract transactions	(2,790,862)	(1,829,038)	(200,009)	(267,905)	(11,227)	(23,414)	(29,006)	(210,168)
Net increase (decrease) in net assets	(194,663)	195,072	389,629	328,005	(11,081)	(3,422)	(12,017)	(52,637)
Net Assets:
Beginning of year	15,366,179	15,171,107	2,833,187	2,505,182	237,000	240,422	1,127,678	1,180,315
End of year	$15,171,516	$15,366,179	$3,222,816	$2,833,187	$225,919	$237,000	$1,115,661	$1,127,678

The accompanying notes are an integral part of these financial statements.
58

	Russell Strategic Bond Sub-Account		Russell U.S. Small Cap Equity Sub-Account		Russell U.S. Strategic Equity Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$42,018	$19,799	$1,380	$(5,108)	$(21,475)	$(24,754)
Net realized gains (losses)	(28,909)	(52,419)	57,627	(3,890)	469,896	141,724
Change in unrealized gains (losses) on investments	(19,585)	65,272	(10,048)	89,257	290,813	769,650
Net increase (decrease) in net assets resulting from operations	(6,476)	32,652	48,959	80,259	739,234	886,620
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	782	—	4,516
Net transfers (including fixed account)	9,072	69,316	19,426	(1,118)	(92,886)	(25,236)
Contract charges	(189)	(256)	(124)	(140)	(734)	(853)
Transfers for Contract benefits and terminations	(134,320)	(266,936)	(44,710)	(106,975)	(459,158)	(533,878)
Net increase (decrease) in net assets resulting from Contract transactions	(125,437)	(197,876)	(25,408)	(107,451)	(552,778)	(555,451)
Net increase (decrease) in net assets	(131,913)	(165,224)	23,551	(27,192)	186,456	331,169
Net Assets:
Beginning of year	1,344,314	1,509,538	711,641	738,833	4,200,356	3,869,187
End of year	$1,212,401	$1,344,314	$735,192	$711,641	$4,386,812	$4,200,356

The accompanying notes are an integral part of these financial statements.
59

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Annuity Account C (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Investors Insurance Company ("MLI-MO") on February 24, 1987 to support MLI-MO's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Putnam Variable Trust ("Putnam VT")

Russell Investment Funds ("Russell")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2024:

American Funds® Global Growth Sub-Account

American Funds® Global Small Capitalization Sub-Account

American Funds® Growth Sub-Account

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account

BHFTI CBRE Global Real Estate Sub-Account (a)

BHFTI Harris Oakmark International Sub-Account

BHFTI Invesco Balanced-Risk Allocation Sub-Account

60

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account (a)

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account (a)

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account (a)

BHFTI Victory Sycamore Mid Cap Value Sub-Account (a)

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account (a)

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account

BHFTII MetLife Mid Cap Stock Index Sub-Account

BHFTII MetLife MSCI EAFE® Index Sub-Account

BHFTII MetLife Russell 2000® Index Sub-Account

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account

Fidelity® VIP Equity-Income Sub-Account (a)

Fidelity® VIP Growth Opportunities Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account (a)

Invesco V.I. EQV International Equity Sub-Account (a)

PIMCO VIT High Yield Sub-Account

PIMCO VIT Low Duration Sub-Account

Putnam VT Large Cap Value Sub-Account

Putnam VT Sustainable Leaders Sub-Account (a)

Russell Global Real Estate Securities Sub-Account

Russell International Developed Markets Sub-Account

Russell Strategic Bond Sub-Account

Russell U.S. Small Cap Equity Sub-Account

Russell U.S. Strategic Equity Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Sub-Accounts had no net assets as of December 31, 2024:

BHFTI AB International Bond Sub-Account

BlackRock Global Allocation V.I. Sub-Account

61

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGE

The operations of the Sub-Accounts were affected by the following change that occurred during the year ended December 31, 2024:

Name Change:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

New Name

BHFTI SSGA Emerging Markets Enhanced Index Portfolio II

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio, or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

62

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect the Sub-Account's financial position or results of operations.

Each Sub-Account of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Sub-Account. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Sub-Accounts have identified the Controller of the Company as the CODM.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Sub-Accounts within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Sub-Account's operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

63

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.50	% - 1.50%
Administrative	0.15	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.35%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit/Lifetime Income Solution — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Enhanced Death Benefit — For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

64

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.25	% - 1.00%
Guaranteed Minimum Income Benefit/Lifetime Income Solution	0.35	% - 1.00%
Guaranteed Minimum Accumulation Benefit	0.75%
Enhanced Death Benefit	0.60	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee of $30 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $0 to $25 may be deducted after twelve transfers are made in a contract year or for certain Contracts, 2% of the amount transferred from the contract value, if less. In addition, the Contracts impose a surrender charge which ranges from 0% to 8% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

65

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Sub-Account	2,484,539	65,911,838	4,925,393	15,238,845
American Funds® Global Small Capitalization Sub-Account	1,162,253	22,203,085	1,386,476	2,592,790
American Funds® Growth Sub-Account	1,031,421	90,387,786	5,204,230	31,910,598
BHFTI AB Global Dynamic Allocation Sub-Account	1,472,488	15,778,193	305,516	2,677,620
BHFTI Allspring Mid Cap Value Sub-Account	924,569	11,061,848	938,627	2,115,188
BHFTI American Funds® Balanced Allocation Sub-Account	18,023,454	163,288,312	11,015,299	32,377,491
BHFTI American Funds® Growth Allocation Sub-Account	25,041,329	217,556,469	15,116,016	28,315,316
BHFTI American Funds® Growth Sub-Account	3,032,300	30,058,262	3,258,886	8,193,081
BHFTI American Funds® Moderate Allocation Sub-Account	8,958,528	81,000,459	6,087,194	11,998,422
BHFTI BlackRock Global Tactical Strategies Sub-Account	3,461,888	34,231,866	679,820	6,939,474
BHFTI BlackRock High Yield Sub-Account	1,533,341	11,681,902	973,196	1,528,397
BHFTI Brighthouse Asset Allocation 100 Sub-Account	10,618,309	109,631,810	5,962,738	21,929,038
BHFTI Brighthouse Balanced Plus Sub-Account	9,110,837	93,821,371	2,657,824	12,788,506
BHFTI Brighthouse Small Cap Value Sub-Account	2,295,701	32,030,979	3,085,337	5,614,065
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	184,113	1,821,381	295,943	454,382
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	2,592,273	24,296,440	2,031,461	2,811,040
BHFTI Brighthouse/Templeton International Bond Sub-Account	431,228	4,130,871	343,180	261,685
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	651,214	8,338,799	1,994,742	1,978,439
BHFTI CBRE Global Real Estate Sub-Account	1,876,675	21,081,442	1,054,438	3,328,814
BHFTI Harris Oakmark International Sub-Account	2,666,330	35,095,740	1,503,810	4,158,125
BHFTI Invesco Balanced-Risk Allocation Sub-Account	1,158,114	10,911,415	865,368	1,685,324
BHFTI Invesco Comstock Sub-Account	6,786,865	80,243,518	10,242,068	16,200,305
BHFTI Invesco Global Equity Sub-Account	1,344,715	26,905,580	3,289,408	6,347,683
BHFTI Invesco Small Cap Growth Sub-Account	4,662,495	47,652,778	161,113	6,971,472
BHFTI JPMorgan Core Bond Sub-Account	1,211,250	12,042,491	1,464,672	1,138,985
BHFTI JPMorgan Global Active Allocation Sub-Account	939,442	10,312,017	298,363	1,651,406
BHFTI JPMorgan Small Cap Value Sub-Account	595,610	7,357,077	256,615	1,402,622
BHFTI Loomis Sayles Global Allocation Sub-Account	620,187	9,271,567	670,779	1,524,830
BHFTI Loomis Sayles Growth Sub-Account	4,699,778	54,290,098	7,283,886	18,382,446
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	288,303	3,349,887	321,006	493,667
BHFTI MFS® Research International Sub-Account	5,862,014	67,126,378	4,200,753	11,086,339
BHFTI Morgan Stanley Discovery Sub-Account	9,851,665	82,367,938	578,092	12,773,586
BHFTI PanAgora Global Diversified Risk Sub-Account	690,000	5,627,227	93,933	634,353
BHFTI PIMCO Inflation Protected Bond Sub-Account	5,530,334	57,889,536	1,890,195	4,315,223
BHFTI PIMCO Total Return Sub-Account	25,653,413	290,794,215	15,602,643	22,416,376
BHFTI Schroders Global Multi-Asset Sub-Account	496,456	5,732,932	278,180	927,667
BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	3,024,480	30,134,321	1,219,679	4,158,687
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	587	5,783	205	332
BHFTI SSGA Growth and Income ETF Sub-Account	8,513,626	90,584,438	2,907,273	14,502,849
BHFTI SSGA Growth ETF Sub-Account	3,256,149	34,540,307	1,158,830	5,054,305
BHFTI T. Rowe Price Large Cap Value Sub-Account	13,343,330	348,778,207	26,154,714	63,925,750
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	7,254,304	62,683,548	6,791,937	9,074,491
BHFTI Victory Sycamore Mid Cap Value Sub-Account	6,347,712	114,121,487	10,472,455	19,960,006
BHFTI Western Asset Management Government Income Sub-Account	791,590	7,928,609	2,497,323	1,700,401
BHFTII Baillie Gifford International Stock Sub-Account	1,065,202	11,332,096	943,044	1,856,490
BHFTII BlackRock Bond Income Sub-Account	815,089	83,527,792	7,359,031	6,402,867
BHFTII BlackRock Capital Appreciation Sub-Account	376,886	13,076,478	1,986,289	2,915,267
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	363,095	36,701,205	10,055,660	15,345,254
BHFTII Brighthouse Asset Allocation 20 Sub-Account	2,337,888	24,055,955	4,935,420	6,203,757
66

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Brighthouse Asset Allocation 40 Sub-Account	57,690,352	651,453,901	18,041,644	88,965,467
BHFTII Brighthouse Asset Allocation 60 Sub-Account	150,905,777	1,761,288,516	57,218,642	225,168,167
BHFTII Brighthouse Asset Allocation 80 Sub-Account	98,744,471	1,233,500,884	42,830,367	168,488,054
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	113,133	23,407,936	2,605,291	4,294,039
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	326,057	3,898,361	219,010	354,469
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	6,960,898	200,214,996	11,568,658	32,247,398
BHFTII Frontier Mid Cap Growth Sub-Account	282,361	6,876,993	95,276	1,329,323
BHFTII Jennison Growth Sub-Account	8,953,061	119,514,533	17,110,627	29,359,767
BHFTII Loomis Sayles Small Cap Growth Sub-Account	1,285,040	13,302,779	408,301	2,090,454
BHFTII MetLife Aggregate Bond Index Sub-Account	779,297	7,885,927	1,354,647	1,087,781
BHFTII MetLife Mid Cap Stock Index Sub-Account	299,331	4,936,145	530,067	842,134
BHFTII MetLife MSCI EAFE® Index Sub-Account	176,792	2,296,202	239,502	538,876
BHFTII MetLife Russell 2000® Index Sub-Account	267,758	4,768,426	460,423	588,851
BHFTII MetLife Stock Index Sub-Account	916,223	42,182,751	7,278,730	10,552,970
BHFTII MFS® Total Return Sub-Account	385,700	55,937,261	4,872,782	8,771,027
BHFTII MFS® Value Sub-Account	10,146,323	140,141,002	16,226,685	22,949,238
BHFTII Neuberger Berman Genesis Sub-Account	1,886,095	32,210,870	4,811,873	5,852,186
BHFTII T. Rowe Price Large Cap Growth Sub-Account	2,720,039	52,437,299	4,786,716	12,893,472
BHFTII T. Rowe Price Small Cap Growth Sub-Account	575,372	10,292,861	985,989	1,889,938
BHFTII VanEck Global Natural Resources Sub-Account	291,738	3,258,856	578,849	471,937
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	9,758,743	121,547,400	8,713,493	13,056,628
BHFTII Western Asset Management U.S. Government Sub-Account	423,820	4,798,980	704,044	507,875
Fidelity® VIP Equity-Income Sub-Account	154,223	3,489,806	354,915	875,864
Fidelity® VIP Growth Opportunities Sub-Account	441	15,521	—	2,727
FTVIPT Templeton Foreign VIP Sub-Account	898,950	12,485,480	675,390	1,918,295
Invesco V.I. EQV International Equity Sub-Account	89,935	2,815,760	321,466	667,650
PIMCO VIT High Yield Sub-Account	417,894	3,153,560	305,050	521,162
PIMCO VIT Low Duration Sub-Account	327,219	3,300,185	396,889	282,225
Putnam VT Large Cap Value Sub-Account	467,975	9,115,897	952,636	3,002,121
Putnam VT Sustainable Leaders Sub-Account	64,424	2,115,233	206,742	420,329
Russell Global Real Estate Securities Sub-Account	17,026	247,210	20,362	29,544
Russell International Developed Markets Sub-Account	94,790	1,077,762	98,298	89,772
Russell Strategic Bond Sub-Account	142,975	1,441,248	106,627	190,035
Russell U.S. Small Cap Equity Sub-Account	52,893	734,640	84,937	53,476
Russell U.S. Strategic Equity Sub-Account	206,926	3,377,499	372,770	622,475

67

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2024 and 2023:

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account (a)
	2024	2023	2024	2023	2024	2023
Units beginning of year	977,606	1,166,496	338,872	370,374	1,393,005	1,672,117
Units issued and transferred from other funding options	38,622	42,470	20,478	24,337	1,325,510	63,281
Units redeemed and transferred to other funding options	(167,986)	(231,360)	(51,217)	(55,839)	(1,600,345)	(342,393)
Units end of year	848,242	977,606	308,133	338,872	1,118,170	1,393,005
	BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	9,757,759	10,688,674	873,511	1,013,073	4,606,528	5,171,021
Units issued and transferred from other funding options	235,765	188,696	21,822	46,194	169,188	64,212
Units redeemed and transferred to other funding options	(1,096,284)	(1,119,611)	(176,265)	(185,756)	(615,686)	(628,705)
Units end of year	8,897,240	9,757,759	719,068	873,511	4,160,030	4,606,528
	BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	5,172,877	5,730,900	857,421	940,730	153,831	183,625
Units issued and transferred from other funding options	82,456	99,757	28,179	45,662	11,253	5,484
Units redeemed and transferred to other funding options	(720,709)	(657,780)	(139,253)	(128,971)	(33,732)	(35,278)
Units end of year	4,534,624	5,172,877	746,347	857,421	131,352	153,831

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

68

	BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,087,984	1,236,889	308,918	335,472	8,868,877	9,870,581
Units issued and transferred from other funding options	12,104	28,538	6,252	13,885	246,982	175,067
Units redeemed and transferred to other funding options	(165,004)	(177,443)	(51,535)	(40,439)	(1,519,170)	(1,176,771)
Units end of year	935,084	1,087,984	263,635	308,918	7,596,689	8,868,877
	BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,498,371	2,788,647	329,168	351,861	4,295,994	4,690,204
Units issued and transferred from other funding options	24,807	35,604	19,939	29,517	49,666	36,331
Units redeemed and transferred to other funding options	(451,193)	(325,880)	(50,506)	(52,210)	(690,796)	(430,541)
Units end of year	2,071,985	2,498,371	298,601	329,168	3,654,864	4,295,994
	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/ Templeton International Bond Sub-Account		BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,336,325	2,436,856	288,710	314,953	218,161	255,379
Units issued and transferred from other funding options	307,123	399,076	50,447	20,302	34,393	16,027
Units redeemed and transferred to other funding options	(419,891)	(499,607)	(39,611)	(46,545)	(50,078)	(53,245)
Units end of year	2,223,557	2,336,325	299,546	288,710	202,476	218,161

69

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	959,570	1,021,375	1,194,458	1,375,720	7,303,270	8,444,987
Units issued and transferred from other funding options	50,277	76,446	87,698	44,409	613,867	286,238
Units redeemed and transferred to other funding options	(165,518)	(138,251)	(179,788)	(225,671)	(1,242,818)	(1,427,955)
Units end of year	844,329	959,570	1,102,368	1,194,458	6,674,319	7,303,270
	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,000,126	1,041,116	6,724,720	7,723,375	225,916	226,925
Units issued and transferred from other funding options	159,335	188,151	217,066	78,611	10,186	33,492
Units redeemed and transferred to other funding options	(142,804)	(229,141)	(1,007,604)	(1,077,266)	(43,512)	(34,501)
Units end of year	1,016,657	1,000,126	5,934,182	6,724,720	192,590	225,916
	BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,154,459	3,534,005	1,256,955	1,374,881	4,071,578	4,305,615
Units issued and transferred from other funding options	175,987	146,120	54,927	120,308	127,358	419,688
Units redeemed and transferred to other funding options	(525,763)	(525,666)	(304,191)	(238,234)	(561,119)	(653,725)
Units end of year	2,804,683	3,154,459	1,007,691	1,256,955	3,637,817	4,071,578

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

70

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,712,246	3,024,747	992,583	1,197,710	915,508	976,687
Units issued and transferred from other funding options	88,719	115,579	588,035	16,483	25,769	48,015
Units redeemed and transferred to other funding options	(480,725)	(428,080)	(774,779)	(221,610)	(164,147)	(109,194)
Units end of year	2,320,240	2,712,246	805,839	992,583	777,130	915,508
	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	360,014	402,429	2,583,364	3,045,091	949,205	1,127,797
Units issued and transferred from other funding options	15,463	6,553	64,327	95,353	95,190	10,779
Units redeemed and transferred to other funding options	(57,070)	(48,968)	(535,635)	(557,080)	(150,439)	(189,371)
Units end of year	318,407	360,014	2,112,056	2,583,364	893,956	949,205
	BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,387,400	3,744,415	13,626,914	14,532,402	4,125,283	4,723,203
Units issued and transferred from other funding options	340,694	307,838	1,462,998	1,147,612	134,509	82,214
Units redeemed and transferred to other funding options	(454,831)	(664,853)	(2,068,271)	(2,053,100)	(558,557)	(680,134)
Units end of year	3,273,263	3,387,400	13,021,641	13,626,914	3,701,235	4,125,283

71

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,567,555	2,753,724	583	207	4,253,775	4,677,299
Units issued and transferred from other funding options	219,772	209,455	2	403	62,865	113,534
Units redeemed and transferred to other funding options	(473,266)	(395,624)	(26)	(27)	(599,386)	(537,058)
Units end of year	2,314,061	2,567,555	559	583	3,717,254	4,253,775
	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,773,709	1,980,626	614,288	594,662	688,038	773,677
Units issued and transferred from other funding options	60,158	68,251	249,649	113,861	25,424	45,364
Units redeemed and transferred to other funding options	(287,919)	(275,168)	(179,452)	(94,235)	(115,313)	(131,003)
Units end of year	1,545,948	1,773,709	684,485	614,288	598,149	688,038
	BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,426,659	1,655,632	31,616,980	35,596,657	68,954,155	77,793,115
Units issued and transferred from other funding options	313,125	327,733	626,690	683,201	506,932	1,380,210
Units redeemed and transferred to other funding options	(403,283)	(556,706)	(4,495,727)	(4,662,878)	(8,746,242)	(10,219,170)
Units end of year	1,336,501	1,426,659	27,747,943	31,616,980	60,714,845	68,954,155

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

72

	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,553,168	1,672,207	2,619,572	3,021,556	1,731,456	1,917,336
Units issued and transferred from other funding options	34,740	42,966	48,725	112,348	55,961	59,051
Units redeemed and transferred to other funding options	(200,134)	(162,005)	(412,198)	(514,332)	(265,473)	(244,931)
Units end of year	1,387,774	1,553,168	2,256,099	2,619,572	1,521,944	1,731,456
	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,003,646	1,061,102	701,688	818,416	4,528,511	5,235,409
Units issued and transferred from other funding options	140,176	89,896	47,127	36,817	1,126,459	1,014,615
Units redeemed and transferred to other funding options	(157,119)	(147,352)	(124,104)	(153,545)	(1,841,403)	(1,721,513)
Units end of year	986,703	1,003,646	624,711	701,688	3,813,567	4,528,511
	BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/ Dimensional International Small Company Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	45,094,846	49,898,454	753,400	847,239	122,924	147,290
Units issued and transferred from other funding options	732,422	912,121	18,566	21,018	5,465	4,982
Units redeemed and transferred to other funding options	(6,081,827)	(5,715,729)	(128,757)	(114,857)	(13,795)	(29,348)
Units end of year	39,745,441	45,094,846	643,209	753,400	114,594	122,924

73

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,917,694	4,324,141	184,206	194,585	2,846,001	3,283,607
Units issued and transferred from other funding options	141,593	164,535	5,251	9,943	63,344	143,187
Units redeemed and transferred to other funding options	(599,805)	(570,982)	(34,366)	(20,322)	(543,212)	(580,793)
Units end of year	3,459,482	3,917,694	155,091	184,206	2,366,133	2,846,001
	BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	156,545	172,996	112,634	123,044	1,279,782	1,372,193
Units issued and transferred from other funding options	15,283	14,444	7,248	9,233	81,311	67,233
Units redeemed and transferred to other funding options	(34,777)	(30,895)	(13,292)	(19,643)	(211,409)	(159,644)
Units end of year	137,051	156,545	106,590	112,634	1,149,684	1,279,782
	BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,236,633	1,415,041	179,559	196,548	229,800	235,733
Units issued and transferred from other funding options	57,432	80,565	8,446	11,366	40,852	42,013
Units redeemed and transferred to other funding options	(240,118)	(258,973)	(28,834)	(28,355)	(44,066)	(47,946)
Units end of year	1,053,947	1,236,633	159,171	179,559	226,586	229,800

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

74

	BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	367,384	399,224	429,963	399,675	109,480	153,785
Units issued and transferred from other funding options	17,568	20,564	93,421	102,655	6,691	5,169
Units redeemed and transferred to other funding options	(61,285)	(52,404)	(79,916)	(72,367)	(17,722)	(49,474)
Units end of year	323,667	367,384	443,468	429,963	98,449	109,480
	BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	854,329	973,187	2,970,838	3,231,805	766,986	863,470
Units issued and transferred from other funding options	30,919	36,035	86,445	178,908	73,107	50,944
Units redeemed and transferred to other funding options	(137,321)	(154,893)	(487,805)	(439,875)	(143,769)	(147,428)
Units end of year	747,927	854,329	2,569,478	2,970,838	696,324	766,986
	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account		Fidelity® VIP Equity-Income Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,215,599	3,546,471	270,650	261,206	105,108	132,776
Units issued and transferred from other funding options	177,610	149,322	42,967	37,644	1,359	1,043
Units redeemed and transferred to other funding options	(482,439)	(480,194)	(35,557)	(28,200)	(17,343)	(28,711)
Units end of year	2,910,770	3,215,599	278,060	270,650	89,124	105,108

75

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024 and 2023:

	Fidelity® VIP Growth Opportunities Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		Invesco V.I. EQV International Equity Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	517	2,086	747,054	863,230	111,141	127,962
Units issued and transferred from other funding options	—	4	44,331	15,424	10,348	2,468
Units redeemed and transferred to other funding options	(36)	(1,573)	(113,530)	(131,600)	(21,968)	(19,289)
Units end of year	481	517	677,855	747,054	99,521	111,141
	Putnam VT Sustainable Leaders Sub-Account		Russell Global Real Estate Securities Sub-Account		Russell International Developed Markets Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	50,671	55,860	5,674	6,275	49,273	59,129
Units issued and transferred from other funding options	3,197	3,397	394	279	2,141	165
Units redeemed and transferred to other funding options	(6,452)	(8,586)	(659)	(880)	(3,308)	(10,021)
Units end of year	47,416	50,671	5,409	5,674	48,106	49,273

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

76

	PIMCO VIT High Yield Sub-Account		PIMCO VIT Low Duration Sub-Account		Putnam VT Large Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	123,965	147,756	215,745	223,594	258,350	292,072
Units issued and transferred from other funding options	6,524	2,603	26,689	8,487	3,070	2,421
Units redeemed and transferred to other funding options	(19,778)	(26,394)	(23,584)	(16,336)	(44,595)	(36,143)
Units end of year	110,711	123,965	218,850	215,745	216,825	258,350
	Russell Strategic Bond Sub-Account		Russell U.S. Small Cap Equity Sub-Account		Russell U.S. Strategic Equity Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	70,197	80,848	20,937	24,350	100,666	115,480
Units issued and transferred from other funding options	2,768	3,932	605	388	293	606
Units redeemed and transferred to other funding options	(9,283)	(14,583)	(1,329)	(3,801)	(12,475)	(15,420)
Units end of year	63,682	70,197	20,213	20,937	88,484	100,666

77

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2024	848,242	80.70 - 110.95	90,362,609	1.51	0.75 - 1.90	11.53 - 12.83
Growth Sub-Account	2023	977,606	72.36 - 98.34	92,538,489	0.88	0.75 - 1.90	20.30 - 21.69
	2022	1,166,496	60.15 - 80.81	91,000,270	0.68	0.75 - 1.90	(26.15) - (25.30)
	2021	1,168,566	81.45 - 108.18	122,071,405	0.33	0.75 - 1.90	14.23 - 15.55
	2020	1,343,900	71.30 - 93.62	121,769,354	0.35	0.75 - 1.90	28.00 - 29.49
American Funds® Global	2024	308,133	49.22 - 66.90	19,816,332	1.06	0.75 - 1.90	0.39 - 1.56
Small Capitalization	2023	338,872	49.02 - 65.87	21,505,591	0.26	0.75 - 1.90	13.99 - 15.31
Sub-Account	2022	370,374	43.01 - 57.13	20,409,381	—	0.75 - 1.90	(30.88) - (30.08)
	2021	346,834	62.22 - 81.70	27,327,677	—	0.75 - 1.90	4.73 - 5.94
	2020	401,646	59.41 - 77.12	29,964,084	0.18	0.75 - 1.90	27.28 - 28.75
American Funds® Growth	2024	1,118,170	77.72 - 124.41	129,742,359	0.32	0.75 - 1.90	29.13 - 30.63
Sub-Account[4]	2023	1,393,005	60.18 - 95.24	124,324,308	0.35	0.75 - 1.90	35.89 - 37.45
	2022	1,672,117	44.29 - 69.29	109,128,169	0.35	0.75 - 1.90	(31.25) - (30.46)
	2021	1,724,577	64.43 - 996.39	162,357,449	0.15	0.75 - 1.90	19.69 - 21.08
	2020	2,104,638	53.83 - 822.93	163,592,412	0.32	0.75 - 1.90	49.21 - 50.94
BHFTI AB Global Dynamic	2024	935,084	13.92 - 16.74	15,210,652	1.28	0.75 - 2.10	5.07 - 6.51
Allocation Sub-Account	2023	1,087,984	13.25 - 15.72	16,633,936	2.81	0.75 - 2.10	9.33 - 10.81
	2022	1,236,889	12.12 - 14.19	17,099,187	4.30	0.75 - 2.10	(22.08) - (21.02)
	2021	1,356,844	15.55 - 17.96	23,794,726	0.22	0.75 - 2.10	7.01 - 8.46
	2020	1,546,835	14.53 - 16.56	25,049,350	1.76	0.75 - 2.10	3.88 - 5.29
BHFTI Allspring Mid Cap	2024	263,635	35.82 - 44.51	10,724,766	1.07	1.30 - 2.35	9.24 - 10.40
Value Sub-Account	2023	308,918	32.79 - 40.32	11,426,690	1.02	1.30 - 2.35	6.49 - 7.61
	2022	335,472	30.79 - 37.47	11,586,878	0.39	1.30 - 2.35	(7.17) - (6.19)
	2021	398,192	33.17 - 39.94	14,718,759	0.64	1.30 - 2.35	25.96 - 27.28
	2020	448,724	26.34 - 31.38	13,085,994	0.89	1.30 - 2.35	0.32 - 1.38
BHFTI American Funds®	2024	7,596,689	19.76 - 23.16	167,077,254	1.65	1.30 - 2.25	9.09 - 10.14
Balanced Allocation	2023	8,868,877	18.12 - 21.03	177,464,274	2.30	1.30 - 2.25	13.90 - 14.99
Sub-Account	2022	9,870,581	15.91 - 18.29	172,333,618	1.42	1.30 - 2.25	(18.61) - (17.84)
	2021	11,086,360	19.54 - 22.26	236,435,072	1.17	1.30 - 2.25	9.65 - 10.69
	2020	12,058,020	17.82 - 20.11	233,258,310	1.71	1.30 - 2.25	12.99 - 14.07
BHFTI American Funds®	2024	8,897,240	22.60 - 26.93	227,875,912	1.18	1.30 - 2.35	11.89 - 13.08
Growth Allocation	2023	9,757,759	20.20 - 23.82	221,733,247	2.08	1.30 - 2.35	17.49 - 18.73
Sub-Account	2022	10,688,674	17.19 - 20.06	205,189,383	1.07	1.30 - 2.35	(20.41) - (19.57)
	2021	11,736,822	21.60 - 24.95	281,109,940	0.80	1.30 - 2.35	13.21 - 14.41
	2020	13,115,132	19.08 - 21.80	275,682,318	1.57	1.30 - 2.35	14.20 - 15.41
BHFTI American Funds®	2024	719,068	45.63 - 54.37	36,872,588	0.03	1.30 - 2.35	28.15 - 29.52
Growth Sub-Account	2023	873,511	35.60 - 41.98	34,768,495	1.57	1.30 - 2.35	34.80 - 36.22
	2022	1,013,073	26.41 - 30.82	29,777,485	0.54	1.30 - 2.35	(31.78) - (31.06)
	2021	1,085,642	38.72 - 44.71	46,446,394	—	1.30 - 2.35	18.80 - 20.05
	2020	1,248,470	32.59 - 37.24	44,665,235	0.83	1.30 - 2.35	48.11 - 49.67

78

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2024	4,160,030	17.10 - 19.88	78,834,912	2.13	1.30 - 2.20	6.72 - 7.70
Moderate Allocation	2023	4,606,528	16.02 - 18.45	81,308,873	2.60	1.30 - 2.20	10.46 - 11.46
Sub-Account	2022	5,171,021	14.51 - 16.56	82,134,481	1.75	1.30 - 2.20	(16.48) - (15.73)
	2021	5,682,219	17.37 - 19.65	107,384,934	1.54	1.30 - 2.20	7.25 - 8.22
	2020	6,119,392	16.19 - 18.16	107,165,805	1.88	1.30 - 2.20	10.53 - 11.53
BHFTI BlackRock Global	2024	2,071,985	13.71 - 16.38	32,472,312	1.51	0.75 - 2.05	3.64 - 5.01
Tactical Strategies	2023	2,498,371	13.23 - 15.60	37,174,826	3.18	0.75 - 2.05	11.02 - 12.47
Sub-Account	2022	2,788,647	11.85 - 13.87	37,073,553	2.31	0.75 - 2.10	(20.57) - (19.49)
	2021	3,047,942	14.92 - 17.23	50,535,170	1.35	0.75 - 2.10	7.51 - 8.97
	2020	3,317,117	13.87 - 15.81	50,688,583	1.56	0.75 - 2.10	2.14 - 3.53
BHFTI BlackRock High Yield	2024	298,601	29.88 - 45.07	11,269,780	6.05	0.75 - 2.20	5.81 - 7.37
Sub-Account	2023	329,168	28.24 - 41.98	11,616,316	5.28	0.75 - 2.20	10.62 - 12.23
	2022	351,861	25.53 - 37.40	11,138,624	5.08	0.75 - 2.20	(12.28) - (11.00)
	2021	407,469	29.10 - 42.02	14,539,590	3.97	0.75 - 2.20	2.89 - 4.39
	2020	402,910	28.28 - 40.26	13,817,370	5.27	0.75 - 2.20	5.16 - 6.70
BHFTI Brighthouse Asset	2024	3,654,864	27.26 - 37.64	117,438,290	0.90	0.75 - 2.35	10.73 - 12.53
Allocation 100 Sub-Account	2023	4,295,994	24.62 - 33.45	123,604,181	2.73	0.75 - 2.35	18.01 - 19.91
	2022	4,690,204	20.86 - 27.90	113,394,603	1.33	0.75 - 2.35	(22.00) - (20.75)
	2021	5,142,400	26.54 - 35.20	158,056,248	1.11	0.75 - 2.35	15.38 - 17.24
	2020	5,622,323	22.79 - 30.02	148,745,881	1.16	0.75 - 2.35	16.14 - 18.02
BHFTI Brighthouse Balanced	2024	4,534,624	14.71 - 18.31	80,266,292	2.43	0.75 - 2.35	1.33 - 2.98
Plus Sub-Account	2023	5,172,877	14.51 - 17.78	89,128,382	3.17	0.75 - 2.35	6.71 - 8.42
	2022	5,730,900	13.60 - 16.40	91,308,239	2.43	0.75 - 2.35	(23.62) - (22.39)
	2021	6,161,952	17.81 - 21.13	126,778,181	2.30	0.75 - 2.35	5.05 - 6.74
	2020	6,801,948	16.95 - 19.79	131,402,848	2.34	0.75 - 2.35	9.90 - 11.68
BHFTI Brighthouse Small Cap	2024	746,347	36.47 - 52.05	31,534,788	1.27	1.30 - 2.35	5.57 - 6.99
Value Sub-Account	2023	857,421	34.54 - 48.70	34,077,961	1.01	1.30 - 2.35	11.31 - 12.74
	2022	940,730	31.03 - 43.24	33,414,694	0.63	1.30 - 2.35	(15.11) - (14.03)
	2021	1,062,945	36.56 - 50.35	44,159,001	0.83	1.30 - 2.35	28.71 - 30.42
	2020	1,239,431	28.40 - 38.64	39,763,943	1.35	1.30 - 2.35	(2.89) - (1.61)
BHFTI Brighthouse/Eaton	2024	131,352	12.52 - 14.60	1,782,101	8.99	1.30 - 2.35	5.18 - 6.29
Vance Floating Rate	2023	153,831	11.90 - 13.74	1,971,739	5.66	1.30 - 2.35	8.22 - 9.36
Sub-Account	2022	183,625	11.00 - 12.56	2,173,125	3.48	1.30 - 2.35	(3.88) - (2.87)
	2021	171,564	11.44 - 12.94	2,098,375	3.00	1.30 - 2.35	1.09 - 2.16
	2020	171,402	11.32 - 12.66	2,060,900	4.63	1.30 - 2.35	(0.31) - 0.74
BHFTI Brighthouse/Franklin	2024	2,223,557	1.12 - 11.18	22,785,880	3.94	0.75 - 2.20	2.40 - 3.90
Low Duration Total Return	2023	2,336,325	1.08 - 10.76	23,415,516	3.43	0.75 - 2.20	3.30 - 4.81
Sub-Account	2022	2,436,856	1.03 - 10.27	23,953,101	2.72	0.75 - 2.20	(6.80) - (5.45)
	2021	2,818,848	1.09 - 10.86	29,410,926	1.85	0.75 - 2.20	(1.90) - (0.47)
	2020	2,736,083	1.09 - 10.91	28,828,417	3.41	0.75 - 2.20	(0.10) - 1.36
BHFTI Brighthouse/Templeton	2024	299,546	8.47 - 9.99	2,927,973	—	0.75 - 1.80	(13.07) - (12.14)
International Bond	2023	288,710	9.74 - 11.37	3,213,580	—	0.75 - 1.80	1.67 - 2.74
Sub-Account	2022	314,953	9.39 - 11.06	3,414,186	—	0.75 - 1.95	(6.47) - (5.34)
	2021	363,025	10.23 - 11.69	4,164,077	—	0.75 - 1.80	(6.71) - (5.72)
	2020	345,017	10.97 - 12.40	4,200,657	6.36	0.75 - 1.80	(7.59) - (6.61)

79

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI	2024	202,476	36.82 - 50.11	9,722,528	0.39	0.75 - 1.90	19.01 - 20.40
Brighthouse/Wellington Large	2023	218,161	30.94 - 41.62	8,676,608	0.56	0.75 - 1.90	23.06 - 24.48
Cap Research Sub-Account	2022	255,379	25.14 - 33.43	8,155,602	0.41	0.75 - 1.90	(20.73) - (19.81)
	2021	316,938	31.71 - 41.69	12,574,610	0.67	0.75 - 1.90	21.70 - 23.10
	2020	358,985	26.06 - 33.87	11,640,950	0.91	0.75 - 1.90	19.73 - 21.12
BHFTI CBRE Global Real	2024	844,329	18.67 - 34.04	19,076,097	3.46	0.75 - 2.25	(1.85) - (0.36)
Estate Sub-Account	2023	959,570	19.02 - 34.30	21,905,724	2.51	0.75 - 2.25	10.23 - 11.89
	2022	1,021,375	17.26 - 30.82	20,960,141	4.12	0.75 - 2.25	(26.66) - (25.55)
	2021	1,117,674	23.53 - 41.51	30,965,978	2.89	0.75 - 2.25	31.43 - 33.42
	2020	1,269,349	17.90 - 31.25	26,502,752	4.47	0.75 - 2.25	(7.14) - (5.73)
BHFTI Harris Oakmark	2024	1,102,368	25.31 - 31.51	31,622,477	2.14	1.30 - 2.25	(7.10) - (6.20)
International Sub-Account	2023	1,194,458	27.24 - 33.60	36,686,434	1.93	1.30 - 2.25	16.31 - 17.42
	2022	1,375,720	23.27 - 28.61	36,158,294	2.18	1.30 - 2.35	(17.95) - (17.08)
	2021	1,453,493	28.36 - 34.51	46,247,128	0.63	1.30 - 2.35	5.92 - 7.04
	2020	1,591,888	26.78 - 32.24	47,617,254	3.17	1.30 - 2.35	2.67 - 3.76
BHFTI Invesco Balanced-Risk	2024	6,674,319	1.29 - 1.54	9,600,596	1.45	0.75 - 2.15	1.77 - 3.21
Allocation Sub-Account	2023	7,303,270	1.27 - 1.49	10,190,594	3.34	0.75 - 2.15	4.18 - 5.64
	2022	8,444,987	1.21 - 1.41	11,201,170	6.29	0.75 - 2.15	(14.27) - (13.06)
	2021	8,109,082	1.42 - 1.62	12,420,142	3.04	0.75 - 2.15	7.36 - 8.87
	2020	9,001,552	1.32 - 1.49	12,743,291	5.36	0.75 - 2.15	7.79 - 9.31
BHFTI Invesco Comstock	2024	2,320,240	30.62 - 40.74	88,093,241	1.59	0.75 - 2.20	12.21 - 13.86
Sub-Account	2023	2,712,246	27.04 - 35.78	90,815,551	1.97	0.75 - 2.25	9.72 - 11.37
	2022	3,024,747	24.64 - 32.13	91,246,366	1.84	0.75 - 2.25	(1.59) - (0.11)
	2021	3,521,043	24.63 - 32.16	106,997,834	1.87	0.75 - 2.35	30.09 - 32.19
	2020	4,207,111	18.93 - 24.33	97,638,539	2.24	0.75 - 2.35	(2.82) - (1.25)
BHFTI Invesco Global Equity	2024	805,839	2.68 - 67.75	33,776,452	0.05	0.75 - 1.90	13.95 - 15.28
Sub-Account	2023	992,583	2.33 - 58.77	34,596,437	0.13	0.75 - 1.90	32.05 - 33.58
	2022	1,197,710	1.75 - 44.00	31,462,167	—	0.75 - 1.90	(33.12) - (32.35)
	2021	1,175,406	2.60 - 65.04	46,307,292	—	0.75 - 1.90	13.30 - 14.61
	2020	1,439,058	2.28 - 56.75	47,700,089	0.68	0.75 - 1.90	25.18 - 26.63
BHFTI Invesco Small Cap	2024	777,130	30.41 - 51.95	35,774,129	—	1.30 - 2.35	13.61 - 14.95
Growth Sub-Account	2023	915,508	26.45 - 45.24	36,892,460	—	1.30 - 2.35	9.31 - 10.77
	2022	976,687	23.88 - 40.96	35,822,198	—	1.30 - 2.35	(36.65) - (35.94)
	2021	979,147	37.28 - 63.98	56,245,014	—	1.30 - 2.35	4.45 - 5.63
	2020	1,104,320	35.29 - 60.62	60,446,968	0.01	1.30 - 2.35	53.12 - 55.05
BHFTI JPMorgan Core Bond	2024	1,016,657	9.67 - 11.23	10,828,446	3.19	1.30 - 2.20	(0.19) - 0.72
Sub-Account	2023	1,000,126	9.61 - 11.15	10,625,226	2.84	1.30 - 2.25	3.37 - 4.35
	2022	1,041,116	9.30 - 10.69	10,602,330	2.39	1.30 - 2.25	(14.81) - (14.00)
	2021	1,211,497	10.91 - 12.43	14,401,270	2.31	1.30 - 2.25	(3.65) - (2.73)
	2020	1,182,199	11.33 - 12.78	14,481,033	3.32	1.30 - 2.25	5.49 - 6.50
BHFTI JPMorgan Global	2024	5,934,182	1.48 - 1.78	9,995,522	0.94	0.75 - 2.20	2.98 - 4.49
Active Allocation Sub-Account	2023	6,724,720	1.43 - 1.70	10,881,556	1.71	0.75 - 2.20	8.11 - 9.68
	2022	7,723,375	1.33 - 1.55	11,449,487	2.47	0.75 - 2.20	(19.34) - (18.16)
	2021	8,455,593	1.64 - 1.89	15,363,681	0.48	0.75 - 2.20	7.25 - 8.82
	2020	9,244,763	1.53 - 1.74	15,498,970	2.27	0.75 - 2.20	9.78 - 11.39
80

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI JPMorgan Small Cap	2024	192,590	30.16 - 37.82	7,075,692	1.53	0.75 - 1.90	6.94 - 8.19
Value Sub-Account	2023	225,916	28.20 - 34.95	7,680,871	1.13	0.75 - 1.90	10.82 - 12.09
	2022	226,925	25.45 - 31.18	6,886,597	0.88	0.75 - 1.90	(15.13) - (14.15)
	2021	263,524	29.98 - 36.32	9,313,458	0.95	0.75 - 1.90	30.25 - 31.75
	2020	338,293	23.02 - 27.57	9,106,536	1.19	0.75 - 1.90	4.11 - 5.32
BHFTI Loomis Sayles Global	2024	318,407	27.22 - 33.13	9,817,400	0.85	1.30 - 2.35	9.67 - 10.83
Allocation Sub-Account	2023	360,014	24.82 - 29.89	10,056,942	—	1.30 - 2.35	19.38 - 20.63
	2022	402,429	20.79 - 24.78	9,369,234	—	1.30 - 2.35	(25.08) - (24.29)
	2021	424,778	27.75 - 32.72	13,121,262	0.83	1.30 - 2.35	11.61 - 12.78
	2020	492,589	24.87 - 29.02	13,583,940	0.69	1.30 - 2.35	12.12 - 13.30
BHFTI Loomis Sayles Growth	2024	2,112,056	32.87 - 58.43	85,161,541	—	0.75 - 2.35	30.99 - 33.12
Sub-Account	2023	2,583,364	25.09 - 44.07	78,718,428	—	0.75 - 2.35	48.22 - 50.60
	2022	3,045,091	16.93 - 29.39	62,018,360	—	0.75 - 2.35	(29.67) - (28.54)
	2021	3,221,949	24.04 - 41.31	92,410,545	0.02	0.75 - 2.35	15.52 - 17.38
	2020	3,561,631	20.62 - 35.31	87,571,995	0.63	0.75 - 2.35	29.15 - 31.24
BHFTI MetLife Multi-Index	2024	893,956	1.49 - 17.38	3,104,919	2.39	0.75 - 2.20	5.12 - 6.67
Targeted Risk Sub-Account	2023	949,205	1.42 - 16.29	3,124,508	2.26	0.75 - 2.20	11.35 - 12.98
	2022	1,127,797	1.27 - 14.42	3,173,091	1.74	0.75 - 2.20	(22.81) - (21.68)
	2021	1,289,651	1.64 - 18.41	4,397,190	1.90	0.75 - 2.20	7.33 - 8.90
	2020	5,264,114	1.53 - 16.91	10,479,475	2.20	0.75 - 2.20	4.23 - 5.76
BHFTI MFS® Research	2024	2,804,683	18.80 - 38.11	69,371,851	1.69	0.75 - 2.25	0.64 - 2.29
International Sub-Account	2023	3,154,459	18.68 - 37.26	76,911,122	1.55	0.75 - 2.25	10.32 - 12.10
	2022	3,534,005	16.94 - 33.23	77,562,421	1.86	0.75 - 2.25	(19.40) - (18.00)
	2021	3,819,268	21.01 - 40.53	102,955,176	0.98	0.75 - 2.25	9.23 - 11.03
	2020	4,185,323	19.24 - 36.50	102,564,107	2.27	0.75 - 2.25	10.50 - 12.31
BHFTI Morgan Stanley	2024	1,007,691	44.98 - 61.33	55,271,476	—	0.75 - 1.90	36.30 - 38.15
Discovery Sub-Account	2023	1,256,955	33.00 - 44.39	50,365,803	—	0.75 - 1.90	38.22 - 40.04
	2022	1,374,881	23.88 - 31.70	39,552,506	—	0.75 - 1.90	(63.23) - (62.79)
	2021	1,217,549	64.93 - 85.18	93,521,658	—	0.75 - 1.90	(12.46) - (11.30)
	2020	1,409,524	74.17 - 96.03	122,659,814	—	0.75 - 1.90	148.35 - 151.62
BHFTI PanAgora Global	2024	3,637,817	1.07 - 1.24	4,215,750	0.37	0.75 - 2.15	1.88 - 3.33
Diversified Risk Sub-Account	2023	4,071,578	1.05 - 1.20	4,596,181	7.92	0.75 - 2.15	2.49 - 3.93
	2022	4,305,615	1.02 - 1.16	4,711,173	17.40	0.75 - 2.15	(27.24) - (26.22)
	2021	595,773	1.41 - 1.57	895,830	—	0.75 - 2.15	4.13 - 5.60
	2020	544,676	1.35 - 1.48	776,022	3.19	0.75 - 2.15	9.46 - 11.01
BHFTI PIMCO Inflation	2024	3,273,263	12.72 - 17.99	53,201,539	—	0.75 - 2.35	(0.27) - 1.35
Protected Bond Sub-Account	2023	3,387,400	12.75 - 17.75	54,427,089	2.07	0.75 - 2.35	1.19 - 2.82
	2022	3,744,415	12.60 - 17.27	58,850,313	6.23	0.75 - 2.35	(13.92) - (12.53)
	2021	4,175,984	14.64 - 19.74	75,265,232	0.73	0.75 - 2.35	2.97 - 4.63
	2020	4,164,116	14.22 - 18.87	72,104,461	2.69	0.75 - 2.35	8.95 - 10.71
BHFTI PIMCO Total Return	2024	13,021,641	14.55 - 21.65	248,255,054	2.90	0.75 - 2.35	0.03 - 1.85
Sub-Account	2023	13,626,914	14.54 - 21.25	256,083,394	2.91	0.75 - 2.35	3.60 - 5.33
	2022	14,532,402	14.04 - 20.18	260,247,427	2.94	0.75 - 2.35	(16.54) - (15.06)
	2021	16,244,085	16.82 - 23.76	344,124,694	1.83	0.75 - 2.35	(3.68) - (1.97)
	2020	15,973,302	17.46 - 24.24	346,544,743	3.70	0.75 - 2.35	5.99 - 7.90

81

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Schroders Global	2024	3,701,235	1.46 - 1.76	6,096,309	1.73	0.75 - 2.20	7.30 - 8.88
Multi-Asset Sub-Account	2023	4,125,283	1.36 - 1.61	6,266,360	1.88	0.75 - 2.20	12.52 - 14.16
	2022	4,723,203	1.21 - 1.41	6,312,300	1.40	0.75 - 2.20	(21.91) - (20.77)
	2021	5,105,952	1.55 - 1.78	8,648,724	0.32	0.75 - 2.20	9.00 - 10.59
	2020	5,684,508	1.42 - 1.61	8,749,828	1.74	0.75 - 2.20	(0.12) - 1.34
BHFTI SSGA Emerging Markets	2024	2,314,061	9.41 - 20.72	27,054,493	1.48	0.75 - 2.35	1.39 - 3.04
Enhanced Index II Sub-Account	2023	2,567,555	9.28 - 20.20	29,259,294	1.03	0.75 - 2.35	4.00 - 5.67
	2022	2,753,724	8.92 - 19.20	29,881,068	0.74	0.75 - 2.35	(27.53) - (26.36)
	2021	2,713,957	12.31 - 26.17	40,174,133	0.19	0.75 - 2.35	(7.27) - (5.77)
	2020	3,459,917	13.28 - 27.88	53,447,166	1.99	0.75 - 2.35	24.33 - 26.35
BHFTI SSGA Emerging Markets	2024	559	10.90 - 10.97	6,120	3.12	1.40 - 1.50	9.46 - 9.57
Enhanced Index Sub-Account	2023	583	9.96 - 10.01	5,831	1.89	1.40 - 1.50	10.83 - 10.94
(Commenced 4/29/2019	2022	207	8.99 - 9.05	1,859	0.83	1.30 - 1.50	(21.50) - (21.35)
and began transactions in 2020)	2021	1,238	11.45 - 11.51	14,242	1.48	1.30 - 1.50	(1.18) - (0.98)
	2020	1,399	11.59 - 11.63	16,261	2.37	1.30 - 1.50	12.93 - 13.16
BHFTI SSGA Growth and	2024	3,717,254	20.05 - 26.51	91,010,449	2.35	0.75 - 2.20	8.37 - 9.97
Income ETF Sub-Account	2023	4,253,775	18.50 - 24.11	95,129,186	2.31	0.75 - 2.20	11.50 - 13.12
	2022	4,677,299	16.59 - 21.31	92,928,081	3.02	0.75 - 2.20	(17.22) - (16.01)
	2021	5,206,292	20.04 - 25.38	123,506,974	1.77	0.75 - 2.20	10.91 - 12.53
	2020	5,755,778	18.07 - 22.55	121,873,390	2.66	0.75 - 2.20	7.43 - 9.00
BHFTI SSGA Growth ETF	2024	1,387,774	22.17 - 29.32	35,459,258	2.02	0.75 - 2.20	10.25 - 11.87
Sub-Account	2023	1,553,168	20.11 - 26.21	35,749,467	1.85	0.75 - 2.20	13.24 - 14.89
	2022	1,672,207	17.76 - 22.81	33,692,631	2.75	0.75 - 2.20	(17.70) - (16.50)
	2021	1,778,580	21.58 - 27.32	43,233,765	1.47	0.75 - 2.20	15.05 - 16.73
	2020	2,060,389	18.76 - 23.41	43,239,974	2.42	0.75 - 2.20	8.33 - 9.92
BHFTI T. Rowe Price Large	2024	2,256,099	52.79 - 199.64	361,466,769	2.12	0.75 - 2.25	8.62 - 10.42
Cap Value Sub-Account	2023	2,619,572	47.81 - 180.80	383,222,125	1.95	0.75 - 2.25	7.21 - 8.98
	2022	3,021,556	43.87 - 165.91	407,832,261	1.69	0.75 - 2.35	(7.35) - (5.69)
	2021	3,426,913	46.52 - 175.92	494,416,959	1.93	0.75 - 2.35	23.05 - 25.23
	2020	3,978,006	37.15 - 140.48	462,552,189	2.48	0.75 - 2.35	0.47 - 2.27
BHFTI T. Rowe Price Mid Cap	2024	1,521,944	31.63 - 44.03	56,766,361	0.02	0.85 - 2.35	6.75 - 8.38
Growth Sub-Account	2023	1,731,456	29.63 - 40.63	60,070,399	—	0.85 - 2.35	17.07 - 18.83
	2022	1,917,336	25.31 - 34.19	56,396,873	—	0.85 - 2.35	(24.33) - (23.19)
	2021	2,169,459	33.45 - 44.51	83,790,919	—	0.85 - 2.35	12.31 - 14.01
	2020	2,467,323	29.78 - 39.04	84,170,191	0.05	0.85 - 2.35	21.03 - 22.87
BHFTI Victory Sycamore Mid	2024	1,545,948	59.33 - 88.26	121,418,962	1.26	0.75 - 2.20	7.37 - 9.16
Cap Value Sub-Account	2023	1,773,709	55.26 - 81.01	128,388,116	1.47	0.75 - 2.20	7.56 - 9.27
	2022	1,980,626	51.38 - 74.24	131,992,640	1.68	0.75 - 2.20	(4.81) - (3.28)
	2021	2,301,193	53.98 - 76.87	159,542,485	1.14	0.75 - 2.20	28.93 - 31.01
	2020	2,717,212	41.86 - 58.76	144,815,772	1.46	0.75 - 2.20	5.29 - 6.96
BHFTI Western Asset	2024	684,485	9.12 - 10.97	7,044,982	3.10	0.75 - 2.10	(1.88) - (0.53)
Management Government	2023	614,288	9.29 - 11.03	6,428,169	2.59	0.75 - 2.10	2.22 - 3.61
Income Sub-Account	2022	594,662	8.98 - 10.64	6,065,366	2.27	0.75 - 2.20	(16.53) - (15.32)
	2021	690,287	10.76 - 12.57	8,327,929	2.14	0.75 - 2.20	(4.11) - (2.71)
	2020	858,976	11.22 - 12.92	10,660,545	2.32	0.75 - 2.20	5.33 - 6.87

82

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Baillie Gifford	2024	598,149	12.07 - 24.21	10,598,619	0.60	0.85 - 2.25	2.02 - 3.47
International Stock	2023	688,038	11.83 - 23.40	11,792,283	1.06	0.85 - 2.25	15.74 - 17.36
Sub-Account	2022	773,677	10.22 - 19.94	11,349,444	0.84	0.85 - 2.25	(30.40) - (29.42)
	2021	739,813	14.68 - 28.25	15,514,008	0.73	0.85 - 2.25	(3.20) - (1.83)
	2020	770,973	14.98 - 28.77	16,613,590	1.81	0.85 - 2.35	23.32 - 25.19
BHFTII BlackRock Bond	2024	986,703	48.98 - 78.82	71,647,366	3.96	0.75 - 1.90	(0.68) - 0.48
Income Sub-Account	2023	1,003,646	49.31 - 78.44	72,585,083	2.92	0.75 - 1.90	3.61 - 4.80
	2022	1,061,102	47.59 - 74.85	73,363,249	2.70	0.75 - 1.90	(15.97) - (15.00)
	2021	1,176,847	56.64 - 88.05	96,019,952	2.57	0.75 - 1.90	(2.56) - (1.43)
	2020	1,156,980	58.13 - 89.34	95,853,311	3.31	0.75 - 1.90	6.29 - 7.52
BHFTII BlackRock Capital	2024	624,711	6.84 - 203.84	16,958,680	0.08	0.75 - 1.90	29.49 - 31.00
Appreciation Sub-Account	2023	701,688	5.25 - 155.60	14,418,951	0.04	0.75 - 1.90	46.81 - 48.50
	2022	818,416	3.56 - 104.79	11,376,074	—	0.75 - 1.90	(38.78) - (38.08)
	2021	875,776	5.79 - 169.22	19,389,867	—	0.75 - 1.90	18.90 - 20.30
	2020	989,684	4.84 - 140.67	18,447,605	—	0.75 - 1.90	37.87 - 39.61
BHFTII BlackRock	2024	3,813,567	8.18 - 24.12	37,489,476	5.44	0.75 - 2.35	2.38 - 4.04
Ultra-Short Term Bond	2023	4,528,511	7.99 - 23.28	43,061,489	1.47	0.75 - 2.35	2.37 - 4.02
Sub-Account	2022	5,235,409	7.80 - 22.47	48,181,165	—	0.75 - 2.35	(1.16) - 0.43
	2021	4,166,311	7.89 - 22.46	38,546,773	0.09	0.75 - 2.35	(2.76) - (1.19)
	2020	4,935,719	8.12 - 22.82	46,457,544	1.69	0.75 - 2.35	(2.14) - (0.56)
BHFTII Brighthouse Asset	2024	1,336,501	14.25 - 18.95	22,303,291	2.94	0.75 - 2.20	1.57 - 3.07
Allocation 20 Sub-Account	2023	1,426,659	14.02 - 18.39	23,295,813	3.66	0.75 - 2.20	5.49 - 7.02
	2022	1,655,632	13.30 - 17.18	25,242,341	3.27	0.75 - 2.20	(14.58) - (13.34)
	2021	1,747,221	15.57 - 19.83	30,911,414	3.15	0.75 - 2.20	1.43 - 2.91
	2020	1,966,439	15.35 - 19.26	33,957,274	2.93	0.75 - 2.20	7.13 - 8.70
BHFTII Brighthouse Asset	2024	27,747,943	16.37 - 22.61	567,095,911	2.37	0.75 - 2.35	3.35 - 5.03
Allocation 40 Sub-Account	2023	31,616,980	15.84 - 21.52	618,644,712	3.47	0.75 - 2.35	7.96 - 9.70
	2022	35,596,657	14.67 - 19.62	638,174,623	2.59	0.75 - 2.35	(15.83) - (14.48)
	2021	39,929,079	17.43 - 22.94	840,883,720	2.66	0.75 - 2.35	4.93 - 6.62
	2020	44,320,150	16.61 - 21.52	880,418,596	2.67	0.75 - 2.35	8.45 - 10.21
BHFTII Brighthouse Asset	2024	60,714,845	20.31 - 28.04	1,546,784,011	1.86	0.75 - 2.35	5.44 - 7.15
Allocation 60 Sub-Account	2023	68,954,155	19.25 - 26.17	1,646,309,101	3.12	0.75 - 2.35	10.96 - 12.74
	2022	77,793,115	17.33 - 23.21	1,653,075,387	2.13	0.75 - 2.35	(17.29) - (15.96)
	2021	85,737,478	20.94 - 27.62	2,175,964,473	2.11	0.75 - 2.35	8.33 - 10.08
	2020	94,437,472	19.31 - 25.09	2,188,411,485	2.20	0.75 - 2.35	11.20 - 13.00
BHFTII Brighthouse Asset	2024	39,745,441	23.49 - 33.48	1,119,762,120	1.37	0.75 - 2.35	8.21 - 9.97
Allocation 80 Sub-Account	2023	45,094,846	21.69 - 30.44	1,164,420,214	3.02	0.75 - 2.35	14.58 - 16.42
	2022	49,898,454	18.91 - 26.15	1,114,797,084	1.78	0.75 - 2.35	(19.87) - (18.58)
	2021	55,069,616	23.58 - 32.12	1,521,910,425	1.66	0.75 - 2.35	12.05 - 13.85
	2020	61,739,504	21.02 - 28.21	1,509,638,506	1.81	0.75 - 2.35	13.88 - 15.72
BHFTII Brighthouse/Artisan	2024	643,209	29.72 - 37.07	21,672,478	1.04	1.30 - 2.25	2.36 - 3.35
Mid Cap Value Sub-Account	2023	753,400	29.04 - 35.87	24,649,669	0.62	1.30 - 2.25	15.62 - 16.72
	2022	847,239	25.12 - 30.73	23,848,042	0.70	1.30 - 2.25	(14.77) - (13.96)
	2021	959,178	29.47 - 35.72	31,504,530	0.76	1.30 - 2.25	23.77 - 24.95
	2020	1,091,658	24.38 - 28.59	28,904,794	0.73	1.30 - 2.20	3.67 - 4.61

83

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII	2024	114,594	24.92 - 31.50	3,204,927	2.63	0.75 - 2.20	0.82 - 2.31
Brighthouse/Dimensional	2023	122,924	24.71 - 30.79	3,384,522	2.43	0.75 - 2.20	11.06 - 12.68
International Small Company	2022	147,290	22.25 - 27.33	3,626,234	2.37	0.75 - 2.20	(19.49) - (18.32)
Sub-Account	2021	157,799	27.64 - 33.46	4,774,681	1.47	0.75 - 2.20	11.38 - 13.00
	2020	160,719	24.81 - 29.61	4,381,327	2.47	0.75 - 2.20	6.42 - 7.98
BHFTII	2024	3,459,482	35.52 - 144.67	201,977,045	1.34	0.75 - 2.35	5.92 - 7.80
Brighthouse/Wellington Core	2023	3,917,694	33.54 - 134.21	215,105,880	1.32	0.75 - 2.35	5.00 - 6.86
Equity Opportunities	2022	4,324,141	31.94 - 125.60	225,207,645	1.34	0.75 - 2.35	(7.41) - (5.79)
Sub-Account	2021	5,057,388	34.50 - 133.31	281,746,743	1.30	0.75 - 2.35	21.35 - 23.50
	2020	5,615,068	28.43 - 107.95	257,244,951	1.50	0.75 - 2.35	8.49 - 10.44
BHFTII Frontier Mid Cap	2024	155,091	35.82 - 43.60	6,225,793	0.08	1.30 - 2.25	14.81 - 15.92
Growth Sub-Account	2023	184,206	31.20 - 37.61	6,398,429	—	1.30 - 2.25	15.12 - 16.22
	2022	194,585	27.10 - 32.36	5,840,212	—	1.30 - 2.25	(29.93) - (29.26)
	2021	204,761	38.67 - 45.75	8,718,686	—	1.30 - 2.25	11.84 - 12.91
	2020	232,658	34.87 - 40.52	8,810,982	—	1.30 - 2.20	28.52 - 29.68
BHFTII Jennison Growth	2024	2,366,133	32.67 - 99.78	141,077,998	—	0.75 - 2.25	27.08 - 29.02
Sub-Account	2023	2,846,001	25.47 - 77.41	133,017,480	—	0.75 - 2.25	49.48 - 51.73
	2022	3,283,607	16.89 - 51.07	101,922,988	—	0.75 - 2.25	(40.38) - (39.48)
	2021	3,399,401	28.07 - 84.47	176,312,233	—	0.75 - 2.35	14.20 - 16.04
	2020	3,870,905	24.34 - 72.87	173,649,060	0.03	0.75 - 2.35	52.74 - 55.20
BHFTII Loomis Sayles Small	2024	323,667	33.37 - 43.82	12,953,030	—	0.75 - 1.90	12.45 - 13.76
Cap Growth Sub-Account	2023	367,384	29.67 - 38.51	12,965,980	—	0.75 - 1.90	9.45 - 10.71
	2022	399,224	27.11 - 34.79	12,753,956	—	0.75 - 1.90	(24.55) - (23.67)
	2021	421,780	35.93 - 45.58	17,714,917	—	0.75 - 1.90	7.67 - 8.92
	2020	479,225	33.37 - 41.85	18,564,024	—	0.75 - 1.90	31.52 - 33.04
BHFTII MetLife Aggregate	2024	443,468	1.75 - 18.69	7,044,644	2.89	0.75 - 2.20	(1.59) - (0.14)
Bond Index Sub-Account	2023	429,963	1.76 - 18.72	6,930,304	2.65	0.75 - 2.20	2.62 - 4.12
	2022	399,675	1.69 - 17.98	6,267,224	2.56	0.75 - 2.20	(15.21) - (13.98)
	2021	429,256	1.97 - 20.90	7,883,254	2.40	0.75 - 2.20	(4.39) - (2.99)
	2020	451,603	2.04 - 21.54	8,379,054	2.72	0.75 - 2.20	4.56 - 6.09
BHFTII MetLife Mid Cap	2024	98,449	45.93 - 57.27	5,136,365	1.09	1.30 - 2.20	10.79 - 11.80
Stock Index Sub-Account	2023	109,480	41.46 - 51.22	5,140,627	1.10	1.30 - 2.20	13.24 - 14.27
	2022	153,785	36.61 - 44.83	6,223,617	0.83	1.30 - 2.20	(15.38) - (14.62)
	2021	170,158	43.26 - 52.50	8,125,665	0.88	1.30 - 2.20	21.31 - 22.41
	2020	182,554	34.58 - 42.89	7,174,360	1.19	1.30 - 2.35	10.43 - 11.60
BHFTII MetLife MSCI EAFE®	2024	137,051	15.67 - 19.83	2,515,631	3.01	1.30 - 2.20	0.66 - 1.58
Index Sub-Account	2023	156,545	15.57 - 19.53	2,836,426	2.31	1.30 - 2.20	15.03 - 16.06
	2022	172,996	13.54 - 16.82	2,704,036	3.47	1.30 - 2.20	(16.52) - (15.76)
	2021	185,311	16.21 - 19.97	3,455,825	1.54	1.30 - 2.20	7.95 - 8.93
	2020	200,187	15.02 - 18.33	3,438,226	2.94	1.30 - 2.20	5.17 - 6.12
BHFTII MetLife Russell 2000®	2024	106,590	38.56 - 48.80	4,688,278	1.24	1.30 - 2.20	8.44 - 9.43
Index Sub-Account	2023	112,634	35.56 - 44.60	4,561,990	1.10	1.30 - 2.20	13.94 - 14.97
	2022	123,044	31.59 - 38.79	4,359,057	0.77	1.30 - 2.20	(22.15) - (21.49)
	2021	136,816	40.11 - 49.41	6,203,193	0.81	1.30 - 2.20	11.71 - 12.72
	2020	142,777	35.91 - 43.83	5,765,135	1.13	1.30 - 2.20	16.66 - 17.71

84

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2024	1,149,684	43.74 - 57.05	59,954,498	1.08	1.30 - 2.20	21.64 - 22.93
Sub-Account	2023	1,279,782	35.58 - 46.48	54,707,886	1.23	1.30 - 2.20	22.91 - 24.19
	2022	1,372,193	28.65 - 37.48	47,459,406	1.13	1.30 - 2.20	(20.28) - (19.43)
	2021	1,649,197	35.56 - 46.59	71,610,873	1.37	1.30 - 2.20	25.25 - 26.58
	2020	1,855,201	28.09 - 36.86	63,906,054	1.72	1.30 - 2.20	15.26 - 16.46
BHFTII MFS® Total Return	2024	747,927	25.70 - 125.05	57,039,518	2.40	0.75 - 1.90	5.48 - 6.71
Sub-Account	2023	854,329	24.34 - 117.19	60,830,581	2.00	0.75 - 1.90	8.07 - 9.31
	2022	973,187	22.50 - 107.20	63,133,535	1.59	0.75 - 1.90	(11.56) - (10.54)
	2021	1,095,062	25.42 - 119.84	80,169,680	1.68	0.75 - 1.90	11.79 - 13.08
	2020	1,217,356	22.71 - 105.97	78,667,434	2.23	0.75 - 1.90	7.42 - 8.67
BHFTII MFS® Value	2024	2,569,478	26.49 - 56.79	137,178,017	1.62	0.75 - 2.35	9.04 - 10.82
Sub-Account	2023	2,970,838	21.77 - 51.25	143,471,538	1.64	0.75 - 2.35	5.36 - 7.05
	2022	3,231,805	20.64 - 47.87	145,932,248	1.45	0.75 - 2.35	(8.39) - (6.92)
	2021	3,813,218	22.51 - 51.43	185,655,168	1.35	0.75 - 2.35	22.39 - 24.36
	2020	4,487,547	18.38 - 41.36	176,403,113	1.77	0.75 - 2.35	1.24 - 2.88
BHFTII Neuberger Berman	2024	696,324	2.73 - 61.85	33,084,257	0.04	0.75 - 2.20	6.43 - 8.17
Genesis Sub-Account	2023	766,986	2.57 - 57.27	34,512,232	0.03	0.75 - 2.20	12.70 - 14.55
	2022	863,470	2.25 - 50.08	34,157,067	—	0.75 - 2.35	(21.19) - (19.84)
	2021	957,248	2.82 - 62.55	47,448,221	0.02	0.75 - 2.35	15.37 - 17.41
	2020	1,067,014	2.41 - 53.35	45,526,439	0.05	0.75 - 2.35	21.85 - 24.05
BHFTII T. Rowe Price Large	2024	1,053,947	24.70 - 90.20	66,092,100	—	0.85 - 2.25	27.07 - 29.20
Cap Growth Sub-Account	2023	1,236,633	19.44 - 69.82	61,010,238	—	0.85 - 2.25	43.29 - 45.57
	2022	1,415,041	13.50 - 47.96	48,363,008	—	0.85 - 2.35	(42.04) - (40.97)
	2021	1,450,734	23.29 - 81.24	85,757,731	—	0.85 - 2.35	17.17 - 19.21
	2020	1,649,769	19.88 - 68.15	81,893,333	0.05	0.85 - 2.35	33.46 - 35.79
BHFTII T. Rowe Price Small	2024	159,171	59.83 - 80.15	11,014,350	0.02	0.85 - 1.90	11.05 - 12.23
Cap Growth Sub-Account	2023	179,559	53.87 - 71.42	11,135,144	0.02	0.85 - 1.90	19.00 - 20.25
	2022	196,548	45.27 - 59.39	10,214,707	0.07	0.85 - 1.90	(23.80) - (23.00)
	2021	247,953	59.41 - 77.13	16,782,741	0.01	0.85 - 1.90	9.26 - 10.41
	2020	276,678	54.38 - 69.85	17,027,089	0.06	0.85 - 1.90	21.70 - 22.99
BHFTII VanEck Global	2024	226,586	12.03 - 14.73	3,147,755	2.41	0.75 - 2.00	(4.55) - (3.34)
Natural Resources Sub-Account	2023	229,800	12.61 - 15.24	3,309,417	2.91	0.75 - 2.00	(5.54) - (4.36)
	2022	235,733	13.35 - 15.94	3,555,888	2.51	0.75 - 2.00	5.84 - 7.17
	2021	242,146	12.61 - 14.87	3,475,756	0.98	0.75 - 2.00	16.16 - 17.62
	2020	299,864	10.86 - 12.64	3,681,982	1.22	0.75 - 2.00	18.77 - 20.27
BHFTII Western Asset	2024	2,910,770	25.64 - 44.69	102,961,806	7.30	0.75 - 2.35	2.12 - 4.09
Management Strategic Bond	2023	3,215,599	25.10 - 42.93	110,264,146	6.43	0.75 - 2.35	6.69 - 8.62
Opportunities Sub-Account	2022	3,546,471	23.53 - 39.53	112,892,964	5.83	0.75 - 2.35	(18.86) - (17.28)
	2021	3,901,833	29.00 - 47.78	151,404,494	3.59	0.75 - 2.35	0.23 - 2.05
	2020	4,131,723	28.93 - 46.82	158,425,250	5.77	0.75 - 2.35	4.13 - 6.11
BHFTII Western Asset	2024	278,060	13.57 - 17.80	4,411,813	2.74	1.30 - 2.20	(0.14) - 0.77
Management U.S. Government	2023	270,650	13.59 - 17.67	4,247,734	2.00	1.30 - 2.20	2.32 - 3.25
Sub-Account	2022	261,206	13.28 - 17.11	3,974,548	1.95	1.30 - 2.20	(11.14) - (10.34)
	2021	323,343	14.94 - 19.08	5,518,133	2.51	1.30 - 2.20	(3.91) - (3.04)
	2020	322,676	15.55 - 19.68	5,717,684	2.86	1.30 - 2.20	2.62 - 3.55

85

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP	2024	89,124	37.07 - 173.26	3,944,420	1.56	1.30 - 1.90	12.87 - 13.73
Equity-Income Sub-Account	2023	105,108	32.81 - 152.57	4,190,798	1.58	1.30 - 1.90	8.31 - 9.11
	2022	132,776	30.26 - 140.03	4,791,455	1.68	1.30 - 1.90	(7.02) - (6.28)
	2021	140,344	32.51 - 149.71	5,447,911	1.68	1.30 - 1.90	22.26 - 23.16
	2020	156,280	26.57 - 121.72	5,029,866	1.65	1.30 - 1.90	4.43 - 5.21
Fidelity® VIP Growth	2024	481	76.15	36,632	—	1.40	36.94
Opportunities Sub-Account	2023	517	55.61	28,763	—	1.40	43.63
	2022	2,086	38.71	80,757	—	1.40	(39.01)
	2021	2,266	63.47	143,807	—	1.40	10.39
	2020	2,701	57.50	155,317	0.01	1.40	66.31
FTVIPT Templeton Foreign	2024	677,855	14.99 - 40.62	12,434,933	2.47	0.85 - 1.90	(2.88) - (1.64)
VIP Sub-Account	2023	747,054	15.42 - 41.57	14,082,267	3.26	0.85 - 1.90	18.49 - 20.07
	2022	863,230	13.00 - 34.87	13,706,301	3.12	0.85 - 1.90	(9.34) - (8.17)
	2021	955,327	14.33 - 38.23	16,612,619	1.89	0.85 - 1.90	2.20 - 3.55
	2020	1,013,812	14.00 - 37.19	17,210,911	3.41	0.85 - 1.90	(3.02) - (1.76)
Invesco V.I. EQV	2024	99,521	20.64 - 41.56	2,971,796	1.53	0.85 - 1.90	(1.56) - (0.24)
International Equity	2023	111,141	20.69 - 41.97	3,357,835	0.05	0.85 - 1.90	15.65 - 17.15
Sub-Account	2022	127,962	17.66 - 36.07	3,317,647	1.45	0.85 - 1.90	(20.04) - (19.00)
	2021	149,116	21.80 - 44.84	4,787,089	1.09	0.85 - 1.90	3.62 - 4.99
	2020	163,186	20.76 - 43.01	5,024,638	2.23	0.85 - 1.90	11.59 - 13.03
PIMCO VIT High Yield	2024	110,711	24.61 - 28.89	3,025,466	5.83	1.30 - 1.90	4.86 - 5.49
Sub-Account	2023	123,965	23.47 - 27.38	3,215,091	5.66	1.30 - 1.90	10.11 - 10.77
	2022	147,756	21.32 - 24.72	3,468,164	5.03	1.30 - 1.90	(11.97) - (11.44)
	2021	170,613	24.22 - 27.92	4,540,298	4.44	1.30 - 1.90	1.68 - 2.29
	2020	172,221	23.82 - 27.29	4,485,538	4.83	1.30 - 1.90	3.75 - 4.38
PIMCO VIT Low Duration	2024	218,850	13.25 - 15.47	3,154,318	3.98	1.30 - 1.90	2.51 - 3.14
Sub-Account	2023	215,745	12.92 - 15.00	3,026,416	3.59	1.30 - 1.90	3.00 - 3.62
	2022	223,594	12.55 - 14.48	3,037,565	1.68	1.30 - 1.90	(7.51) - (6.96)
	2021	240,347	13.56 - 15.56	3,543,649	0.52	1.30 - 1.90	(2.79) - (2.21)
	2020	248,469	13.95 - 15.91	3,761,016	1.22	1.30 - 1.90	1.05 - 1.66
Putnam VT Large Cap Value	2024	216,825	58.55 - 75.13	15,171,516	1.14	0.75 - 1.90	16.88 - 18.24
Sub-Account	2023	258,350	50.09 - 63.54	15,366,179	2.06	0.75 - 1.90	13.50 - 14.80
	2022	292,072	44.13 - 55.34	15,171,107	1.51	0.75 - 1.90	(4.95) - (3.85)
	2021	334,477	46.43 - 57.56	18,153,887	1.23	0.75 - 1.90	24.91 - 26.35
	2020	386,403	37.17 - 45.56	16,665,692	1.74	0.75 - 1.90	3.81 - 5.01
Putnam VT Sustainable	2024	47,416	58.97 - 80.61	3,222,816	0.35	1.30 - 1.90	20.69 - 21.61
Leaders Sub-Account	2023	50,671	48.81 - 66.39	2,833,187	0.71	1.30 - 1.90	23.74 - 24.66
	2022	55,860	39.41 - 53.33	2,505,182	0.78	1.30 - 1.90	(24.36) - (23.79)
	2021	61,821	52.04 - 70.09	3,643,436	0.29	1.30 - 1.90	21.21 - 22.12
	2020	65,414	42.89 - 57.48	3,158,759	0.58	1.30 - 1.90	26.32 - 27.27
Russell Global Real Estate	2024	5,409	41.76 - 41.80	225,919	2.29	1.40	(0.01)
Securities Sub-Account	2023	5,674	41.76 - 41.80	237,000	1.79	1.40	9.02
	2022	6,275	38.31 - 38.35	240,422	1.26	1.40	(27.79)
	2021	6,990	53.05 - 53.10	370,867	4.81	1.40	25.43
	2020	7,598	42.30 - 42.33	321,420	1.51	1.40	(6.50)
86

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Russell International	2024	48,106	23.19 - 23.28	1,115,661	2.92	1.40	1.33
Developed Markets	2023	49,273	22.88 - 22.97	1,127,678	1.24	1.40	14.65
Sub-Account	2022	59,129	19.96 - 20.03	1,180,315	—	1.40	(14.25)
	2021	63,220	23.28 - 23.36	1,471,699	2.48	1.40	11.09
	2020	70,594	20.95 - 21.03	1,479,288	1.21	1.40	3.61
Russell Strategic Bond	2024	63,682	19.04 - 19.11	1,212,401	4.66	1.40	(0.59)
Sub-Account	2023	70,197	19.15 - 19.22	1,344,314	2.82	1.40	2.57
	2022	80,848	18.67 - 18.74	1,509,538	2.27	1.40	(15.47)
	2021	96,134	22.09 - 22.17	2,123,363	0.89	1.40	(3.18)
	2020	107,506	22.81 - 22.90	2,452,609	1.83	1.40	6.92
Russell U.S. Small Cap	2024	20,213	36.36 - 36.46	735,192	1.60	1.40	7.01
Equity Sub-Account	2023	20,937	33.98 - 34.07	711,641	0.68	1.40	12.03
	2022	24,350	30.33 - 30.41	738,833	0.19	1.40	(17.12)
	2021	26,984	36.60 - 36.70	987,875	0.25	1.40	24.04
	2020	31,761	29.50 - 29.59	937,330	0.06	1.40	11.13
Russell U.S. Strategic	2024	88,484	49.57 - 49.74	4,386,812	0.91	1.40	18.81
Equity Sub-Account	2023	100,666	41.72 - 41.87	4,200,356	0.78	1.40	24.54
	2022	115,480	33.50 - 33.62	3,869,187	0.58	1.40	(21.96)
	2021	131,667	42.92 - 43.07	5,652,525	0.56	1.40	18.73
	2020	143,590	36.15 - 36.28	5,192,027	0.46	1.40	22.11

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

87

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes a liability for future policy benefits ("LFPB") for nonparticipating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees.

Management regularly reviews its cash flow assumptions supporting the estimates of these actuarial liabilities and, if such assumptions change significantly, the associated liability is adjusted. The measurement of LFPBs can be significantly impacted by changes in economic assumptions related to market interest rates and the general account rate of return and changes in assumptions for policyholder behavior including premium persistency, mortality, lapses and withdrawals.

Given the future policy benefit obligation for certain contracts is sensitive to changes in these economic and policyholder behavior assumptions and the significant uncertainty inherent in estimating these actuarial liabilities, we identified management's evaluation of these assumptions in the valuation of certain LFPBs as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain LFPBs included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant economic and policyholder behavior assumptions.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the LFPBs for a sample of policies and cohorts, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Certain Assumptions Used in the Valuation of Market Risk Benefits — Refer to Notes 1, 4, and 10 to the financial statements

Critical Audit Matter Description

Market risk benefits are measured at fair value and separately presented on the consolidated balance sheet. The Company estimates market risk benefit assets and liabilities using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions including policyholder behavior, mortality and risk margins.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management's evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to these assumptions in the valuation of certain market risk benefits included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions related to policyholder behavior, mortality and risk margins, as well as changes in nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the market risk benefits for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our fair value and actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the market risk benefits.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 3, 2025

We have served as the Company's auditor since 2005.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $86,565 and $86,129, respectively; allowance for credit losses of $79 and $21, respectively)	$79,129	$80,085
Equity securities, at estimated fair value	32	66
Mortgage loans (net of allowance for credit losses of $178 and $137, respectively)	23,254	22,475
Policy loans	1,626	938
Limited partnerships and limited liability companies	4,827	4,946
Short-term investments, principally at estimated fair value	1,157	574
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $0 and $13, respectively)	5,244	4,411
Total investments	115,269	113,495
Cash and cash equivalents	4,592	3,165
Accrued investment income	1,261	1,163
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,809	19,389
Deferred policy acquisition costs and value of business acquired	4,374	4,487
Current income tax recoverable	51	24
Deferred income tax asset	1,823	1,833
Market risk benefit assets	1,092	656
Other assets	314	302
Separate account assets	79,006	81,690
Total assets	$228,591	$226,204
Liabilities and Equity
Liabilities
Future policy benefits	$31,085	$32,149
Policyholder account balances	87,162	80,193
Market risk benefit liabilities	8,346	10,344
Other policy-related balances	3,677	3,619
Payables for collateral under securities loaned and other transactions	3,874	3,660
Long-term debt	833	836
Other liabilities	8,460	7,772
Separate account liabilities	79,006	81,690
Total liabilities	222,443	220,263
Contingencies, Commitments and Guarantees (Note 15)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)
Total Brighthouse Life Insurance Company's stockholder's equity	6,133	5,926
Noncontrolling interests	15	15
Total equity	6,148	5,941
Total liabilities and equity	$228,591	$226,204

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Revenues
Premiums	$759	$811	$641
Universal life and investment-type product policy fees	1,601	1,778	1,876
Net investment income	5,100	4,560	4,064
Other revenues	499	418	406
Net investment gains (losses)	(298)	(242)	(240)
Net derivative gains (losses)	(3,688)	(3,920)	(585)
Total revenues	3,973	3,405	6,162
Expenses
Policyholder benefits and claims (including liability remeasurement gains (losses) of ($980), ($233), $137, respectively)	2,139	2,418	2,186
Interest credited to policyholder account balances	2,110	1,801	1,313
Amortization of deferred policy acquisition costs and value of business acquired	550	564	568
Change in market risk benefits	(2,669)	(1,497)	(4,105)
Other expenses	1,601	1,625	1,694
Total expenses	3,731	4,911	1,656
Income (loss) before provision for income tax	242	(1,506)	4,506
Provision for income tax expense (benefit)	(15)	(383)	795
Net income (loss)	257	(1,123)	3,711
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Net income (loss)	$257	$(1,123)	$3,711
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(1,053)	2,313	(13,946)
Unrealized gains (losses) on derivatives	116	(284)	308
Changes in instrument-specific credit risk on market risk benefits	352	(637)	2,344
Changes in discount rates on the liability for future policy benefits	541	(376)	4,060
Foreign currency translation adjustments	(18)	18	(22)
Other comprehensive income (loss), before income tax	(62)	1,034	(7,256)
Income tax (expense) benefit related to items of other comprehensive income (loss)	13	(217)	1,524
Other comprehensive income (loss), net of income tax	(49)	817	(5,732)
Comprehensive income (loss)	208	(306)	(2,021)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$207	$(307)	$(2,022)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2021	$75	$17,773	$(9,128)	$(199)	$8,521	$15	$8,536
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			3,710		3,710	1	3,711
Other comprehensive income (loss), net of income tax				(5,732)	(5,732)		(5,732)
Balance at December 31, 2022	75	17,773	(5,418)	(5,931)	6,499	15	6,514
Dividends paid to parent		(266)			(266)		(266)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,124)		(1,124)	1	(1,123)
Other comprehensive income (loss), net of income tax				817	817		817
Balance at December 31, 2023	75	17,507	(6,542)	(5,114)	5,926	15	5,941
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			256		256	1	257
Other comprehensive income (loss), net of income tax				(49)	(49)		(49)
Balance at December 31, 2024	$75	$17,507	$(6,286)	$(5,163)	$6,133	$15	$6,148

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$257	$(1,123)	$3,711
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(301)	(258)	(225)
(Gains) losses on investments, net	267	227	240
(Gains) losses on derivatives, net	1,456	2,632	162
(Income) loss from equity method investments, net of dividends and distributions	41	76	109
Interest credited to policyholder account balances	2,110	1,801	1,313
Universal life and investment-type product policy fees	(1,601)	(1,778)	(1,876)
Change in market risk benefits, net	(2,089)	(888)	(3,353)
Change in accrued investment income	(117)	(212)	(115)
Change in premiums, reinsurance and other receivables	(1,482)	(1,279)	(1,388)
Change in deferred policy acquisition costs and value of business acquired, net	113	155	144
Change in income tax	(8)	(380)	804
Change in other assets	1,116	1,100	1,220
Change in future policy benefits and other policy-related balances	(316)	(62)	(1,814)
Change in other liabilities	377	(18)	286
Net cash provided by (used in) operating activities	(177)	(7)	(782)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,559	5,922	10,647
Equity securities	46	30	50
Mortgage loans	1,518	1,206	2,075
Limited partnerships and limited liability companies	337	205	252
Purchases of:
Fixed maturity securities	(11,811)	(8,699)	(15,720)
Equity securities	(3)	(4)	(14)
Mortgage loans	(2,374)	(813)	(5,321)
Limited partnerships and limited liability companies	(299)	(453)	(814)
Cash received in connection with freestanding derivatives	12,453	5,048	4,439
Cash paid in connection with freestanding derivatives	(11,856)	(5,422)	(4,270)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(572)	(259)	365
Net change in other invested assets	(369)	(109)	(372)
Net cash provided by (used in) investing activities	$(2,059)	$(3,263)	$(8,837)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$29,950	$21,514	$31,190
Withdrawals	(26,287)	(17,641)	(19,960)
Net change in payables for collateral under securities loaned and other transactions	214	(887)	(1,706)
Long-term and short-term debt issued	—	—	125
Long-term and short-term debt repaid	(2)	(127)	(3)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(211)	91	(178)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	3,663	2,683	9,467
Change in cash, cash equivalents and restricted cash	1,427	(587)	(152)
Cash, cash equivalents and restricted cash, beginning of year	3,165	3,752	3,904
Cash, cash equivalents and restricted cash, end of year	$4,592	$3,165	$3,752
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$71	$69
Income tax	$—	$—	$(12)
Non-cash transactions:
Transfer of mortgage loans to affiliates	$—	$—	$95
Transfer of limited partnerships and limited liability companies from affiliates	$—	$—	$99

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and, together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into the following reportable segments: Annuities; Life; Run-off; and Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance Contract Obligations

The Company has obligations under insurance contracts to pay benefits over an extended period of time. The Company establishes liabilities for future obligations under long-duration insurance contracts based on the accounting model appropriate for each type of contract or contract feature. Liabilities for insurance contract benefits are generally accrued over time as revenue is recognized, or established based on the balance that accrues to the contract holder. In addition, certain insurance contracts may contain features that are required to be measured at fair value separately from the base contracts, either as a market risk benefit ("MRB") or embedded derivative.

The discussion below provides an overview of the different accounting models for insurance contract obligations and the applicability of such models to the Company's insurance products.

Liability for Future Policy Benefits

The Company establishes a liability for future policy benefits ("LFPB") for non-participating term and whole life insurance and income annuities. LFPBs are accrued over time as revenue is recognized based on a net premium ratio. The net premium ratio is the portion of gross premiums required to provide for all future benefits. LFPBs are established using the Company's current assumptions of future cash flows, discounted at a rate that approximates a single A corporate bond curve. The Company generally aggregates insurance contracts into groupings by issue year, product and segment for determining the net premium ratio and related LFPBs.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company reviews cash flow assumptions regularly, and if they change significantly, LFPBs are adjusted by determining a revised net premium ratio. The revised net premium ratio is calculated as of contract inception using both actual historical experience and updated future cash flow assumptions. The recalculated net premium ratio is applied to derive a remeasurement gain or loss recognized in the current period net income. For insurance policies in-force as of December 31, 2020, January 1, 2021 is considered the contract inception date. The net premium ratio is also updated quarterly for the difference between actual and expected experience.

The net premium ratio is not updated for changes in discount rate assumptions, as changes in the discount rate are updated quarterly and the impacts are reflected in other comprehensive income (loss) ("OCI"). The discount rate assumption is determined by developing a yield curve based on market observable yields for upper-medium grade fixed income instruments derived from an external index. The yield curve is applied to the expected future cash flows used in the measurement of LFPBs based on the duration characteristics of those liabilities.

The most significant cash flow assumptions used in the establishment of LFPBs are mortality, policy lapses and market interest rates. See Note 3 for more information on the effect of changes in assumptions on the measurement of LFPBs.

The Company also establishes an LFPB for participating term and whole life insurance using a net premium ratio and the Company's current assumptions of future cash flows. Assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the LFPB plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. See Note 3 for more information on assumptions used in establishing LFPBs related to participating term and whole life insurance.

Policyholder Account Balances

The Company establishes a policyholder account balance liability for customer deposits on universal life insurance, universal life insurance with secondary guarantees ("ULSG") and deferred annuity contracts. The policyholder account balance liability is equal to the sum of deposits, plus interest credited, less charges and withdrawals, excluding the impact of any applicable charge that may be incurred upon surrender. The Company also holds additional liabilities for certain product features including secondary guarantees on universal life insurance contracts and the crediting rates associated with index-linked annuities.

Additional Liabilities for ULSG

The Company establishes a liability in addition to the account balance for ULSG. These liabilities are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on ULSG determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Both ULSG liabilities are adjusted for the effects of unrealized investment gains and losses.

The Company reviews cash flow assumptions regularly, and, if they change significantly, the liability for secondary guarantees is adjusted by a cumulative charge or credit to net income. Liabilities for secondary guarantees are presented within future policy benefits with changes in the liabilities reported in policyholder benefits and claims, except for the effects of unrealized investment gains and losses, which are reported in OCI.

The most significant assumptions used in estimating liabilities for secondary guarantees are the general account rate of return, mortality, premium persistency, lapses and withdrawals. See Note 3 for more information on the effect of changes in assumptions on the measurement of liabilities for secondary guarantees.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Market Risk Benefits on Annuity Guarantees

MRBs are contracts or contract features that provide protection to the policyholder from capital markets risks by transferring such risks to the Company. MRBs are required to be separated from the deferred annuity host contract and measured at fair value. The Company establishes MRB assets and liabilities for guaranteed minimum benefits on variable annuity contracts including guaranteed minimum death benefits, guaranteed minimum income benefits ("GMIB"), guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits ("GMWB"). MRB assets are also established for reinsured benefits related to these guarantees. Certain index-linked annuity products may also have guaranteed minimum benefits classified as MRBs.

The measurement of fair value includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk, as well as risk margin to capture the non-capital markets risks of the instrument, which represents the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. MRBs are measured at estimated fair value, with changes reported in change in MRBs on the consolidated statements of operations, except for the change due to nonperformance risk, which is reported in OCI.

See Note 4 for more information on the effect of changes in inputs and assumptions on the measurement of MRBs and Note 10 for more information on the determination of fair value of MRBs.

Embedded Derivatives on Index-Linked Annuities

The Company issues, and assumes through reinsurance, index-linked annuities which allow the policyholder to participate in returns from certain specified equity indices. The crediting rates associated with these features are classified as embedded derivatives and measured at estimated fair value, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

Embedded derivative liabilities are required to be separated from the deferred annuity host contract and measured at fair value. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. The estimate of fair value includes an adjustment for nonperformance risk, as well as a risk margin.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of index-linked crediting rate embedded derivatives are updated quarterly through net income. The reduction to the initial deposit is accreted back up to the initial deposit over the estimated life of the contract. Embedded derivatives related to index-linked annuities are presented within policyholder account balances while changes in the estimated fair value are reported in net derivative gains (losses).

For more information on the determination of estimated fair value of embedded derivatives, see Note 10.

Recognition of Revenues and Deposits on Insurance Contracts

Premiums related to traditional long-duration contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, the Company establishes a deferred profit liability ("DPL") for the excess of the gross premium over the net premium. DPLs are amortized into net income in proportion to the amount of expected future benefit payments. Assumptions used in the measurement of the DPL are updated at the same time as the related LFPBs, with the updated estimates used to recalculate the DPL as of contract inception. The remeasurement gain or loss from updating DPLs is recognized in current period net income along with the related change in LFPBs.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred by the establishment of an unearned revenue liability and amortized over the expected life of the contracts.

Premiums and policy fees are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are directly related to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA in a manner that approximates a straight-line basis over the expected life of the related contracts. For life insurance contracts, amortization is based on projections of amounts of insurance in-force, while projections of policy counts are used for deferred annuity contracts and expected future benefits payments for income annuities. These assumptions are reviewed at least annually, and if they change significantly, updates are recognized through changes to future amortization. VOBA balances are tested annually to determine if the balance is deemed unrecoverable from expected future profits. All changes in DAC and VOBA balances are recorded to net income.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately through net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI"), which are included in other assets, and unearned revenue liabilities, which are included in other policy-related balances. The Company defers sales inducements and unearned revenue and amortizes the balances using the same methodology and assumptions used to amortize DAC and VOBA.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld. Embedded derivatives related to funds withheld arrangements are presented within policyholder account balances on the consolidated balance sheets, with changes in the estimated fair value reported in net derivative gains (losses).

Reinsurance arrangements may also contain features classified as MRBs, including reinsurance of guaranteed minimum benefits associated with variable annuity contracts.

The Company accounts for assumed reinsurance similar to directly written business.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage- backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third- party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to, an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities.

For the years ended December 31, 2024, 2023 and 2022, cash proceeds from sales, maturities and repayments of short-term investments were $1.1 billion, $1.1 billion and $976 million, respectively. For the years ended December 31, 2024, 2023 and 2022, cash payments on purchases of short-term investments were $1.7 billion, $1.4 billion and $611 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has index-linked annuities that are directly written or assumed through reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. Certain funds withheld arrangements associated with reinsurance may also contain embedded derivatives. See "— Insurance Contract Obligations" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Inflation Reduction Act, which was enacted in 2022, established a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three — tax year period ending after December 31, 2021, and preceding the tax year exceeds $1.0 billion. The Company elects not to consider any future effects resulting from applicability of the CAMT when assessing the valuation allowance for regular deferred tax assets.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters, as well as disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. Except as noted below, there were no significant ASUs adopted during the year ended December 31, 2024.

In November 2023, the FASB issued new guidance on Segment Reporting Disclosures (ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures ("ASU 2023-07")). This ASU updates reportable segment disclosures primarily through enhanced disclosures about significant segment expenses. This ASU does not change how a company identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. The Company adopted this guidance during fiscal year 2024 on a retrospective basis.

Future Adoption of New Accounting Pronouncements

In November 2024, the FASB issued new guidance on income statement expense disclosures (ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses). This ASU requires public companies to disclose additional disaggregated information about expenses in the notes to financial statements at each interim and annual reporting period. This ASU is effective for fiscal years starting January 1, 2027, and for interim periods starting January 1, 2028. This ASU is required to be adopted prospectively with the option of retrospective application. The Company is currently evaluating the impact of this guidance on its financial statements.

In December 2023, the FASB issued new guidance on Income Tax Disclosures (ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures). This ASU updates the required income tax disclosures to include disclosure of income taxes paid disaggregated by jurisdiction and greater disaggregation of information in the required rate reconciliation. This ASU is effective for fiscal years starting January 1, 2025, and will be applied on a prospective basis. The Company is currently evaluating the impact of this guidance on its financial statements.

2. Segment Information

The Company is organized and provides its products and services through the following reportable segments: Annuities; Life; Run-off; and Corporate & Other. The Company's chief operating decision maker ("CODM") views and manages the business through these segments.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists primarily of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Corporate & Other

The Corporate & Other segment consists of activities related to funding agreements associated with the Company's institutional spread margin business, excess capital not allocated to the other segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care business reinsured through 100% quota share reinsurance agreements.

In connection with the adoption of ASU 2023-07, the Company's presentation of segment information has been updated for all periods.

Financial Measure and Segment Accounting Policies

The Company's CODM is its Chief Executive Officer ("CEO"). The CEO uses adjusted earnings to evaluate segment performance and facilitate comparisons to industry results. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following items are excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses); and

•  Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments").

The following items are excluded from total expenses in calculating adjusted earnings:

•  Change in MRBs; and

•  Change in fair value of the crediting rate on experience-rated contracts ("Market Value Adjustments").

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the Annuities, Life and Run-off segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The tables below provide information about the Company's segments, including significant segment expenses, and reconciliations to Net income (loss) attributable to Brighthouse Life Insurance Company.

	Year Ended December 31, 2024
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$1,500	$898	$995	$580	$3,973
Less: Revenues excluded from adjusted earnings (1)	(3,350)	(20)	(599)	(47)
Less: Segment expenses:
Policyholder benefits and claims	486	548	1,105	—
Interest credited to policyholder account balances, excluding market value adjustments	1,346	85	243	449
Amortization of DAC and VOBA	497	53	—	—
Interest expense on debt	—	—	—	67
Other expenses (2)	1,007	169	165	193
Less: Provision for income tax expense (benefit)	291	12	16	(55)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,223	$51	$65	$(28)	1,311
Adjustments for:
Net investment gains (losses)					(298)
Net derivative gains (losses), excluding investment hedge adjustments of $30					(3,718)
Change in market risk benefits					2,669
Market value adjustments					13
Provision for income tax (expense) benefit					279
Net income (loss) attributable to Brighthouse Life Insurance Company					$256
Interest revenue	$2,850	$420	$1,234	$626

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2023
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$508	$987	$1,404	$506	$3,405
Less: Revenues excluded from adjusted earnings (1)	(3,932)	(26)	(239)	(70)
Less: Segment expenses:
Policyholder benefits and claims	508	609	1,301	—
Interest credited to policyholder account balances, excluding market value adjustments	1,048	79	274	388
Amortization of DAC and VOBA	507	57	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	997	182	167	209
Less: Provision for income tax expense (benefit)	257	17	(22)	(50)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,123	$69	$(77)	$(42)	1,073
Adjustments for:
Net investment gains (losses)					(242)
Net derivative gains (losses), excluding investment hedge adjustments of $105					(4,025)
Change in market risk benefits					1,497
Market value adjustments					(12)
Provision for income tax (expense) benefit					585
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,124)
Interest revenue	$2,558	$391	$1,141	$575

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Total revenues	$5,015	$959	$(198)	$386	$6,162
Less: Revenues excluded from adjusted earnings (1)	967	(29)	(1,901)	67
Less: Segment expenses:
Policyholder benefits and claims	382	790	1,013	1
Interest credited to policyholder account balances, excluding market value adjustments	889	57	290	163
Amortization of DAC and VOBA	505	63	—	—
Interest expense on debt	—	—	—	70
Other expenses (2)	981	110	292	241
Less: Provision for income tax expense (benefit)	244	(8)	21	(154)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1
Adjusted earnings (loss)	$1,047	$(24)	$87	$(3)	1,107
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses), excluding investment hedge adjustments of $71					(656)
Change in market risk benefits					4,105
Market value adjustments					86
Provision for income tax (expense) benefit					(692)
Net income (loss) attributable to Brighthouse Life Insurance Company					$3,710
Interest revenue	$2,254	$396	$1,166	$319

(1)  For each reportable segment, certain revenues are excluded from adjusted earnings (loss), including net investment gains (losses) and net derivative gains (losses), excluding investment hedge adjustments.

(2)  Other expenses include corporate expense allocations directly attributable to each of the segments.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment were as follows at:

	December 31,
	2024	2023
	(In millions)
Annuities	$160,887	$157,614
Life	20,821	20,363
Run-off	24,894	26,849
Corporate & Other	21,989	21,378
Total	$228,591	$226,204

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Annuity products	$2,001	$1,890	$1,796
Life insurance products	848	1,110	1,119
Other products	10	7	8
Total	$2,859	$3,007	$2,923

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2024, 2023 and 2022.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities

Liability for Future Policy Benefits

Information regarding LFPBs for non-participating traditional and limited-payment contracts was as follows:

	Years Ended December 31,
	2024			2023			2022
	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities	Term and Whole Life Insurance	Income Annuities	Structured Settlement and Pension Risk Transfer Annuities
	(Dollars in millions)
Present value of expected net premiums:
Balance, beginning of year	$2,899	$—	$—	$2,804	$—	$—	$3,212	$—	$—
Beginning balance at original discount rate	3,162	—	—	3,146	—	—	2,964	—	—
Effect of model refinements	4	—	—	—	—	—	121	—	—
Effect of changes in cash flow assumptions	146	—	—	206	—	—	159	—	—
Effect of actual variances from expected experience	8	—	—	(17)	—	—	114	—	—
Adjusted beginning of year balance	3,320	—	—	3,335	—	—	3,358	—	—
Issuances	67	—	—	93	—	—	93	—	—
Interest accrual	110	—	—	108	—	—	112	—	—
Net premiums collected	(387)	—	—	(374)	—	—	(417)	—	—
Ending balance at original discount rate	3,110	—	—	3,162	—	—	3,146	—	—
Effect of changes in discount rate assumptions	(352)	—	—	(263)	—	—	(342)	—	—
Balance, end of year	$2,758	$—	$—	$2,899	$—	$—	$2,804	$—	$—
Present value of expected future policy benefits:
Balance, beginning of year	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793	$6,253	$4,283	$10,171
Beginning balance at original discount rate	5,905	3,993	7,085	5,816	3,848	7,410	5,682	3,817	8,165
Effect of model refinements	10	—	—	—	—	—	134	—	(278)
Effect of changes in cash flow assumptions	235	(23)	82	296	—	—	179	55	(157)
Effect of actual variances from expected experience	(5)	—	(10)	(15)	(21)	(47)	150	(21)	(23)
Adjusted beginning of year balance	6,145	3,970	7,157	6,097	3,827	7,363	6,145	3,851	7,707
Issuances	72	400	—	99	369	—	101	220	—
Interest accrual	213	148	305	211	139	314	216	144	327
Benefit payments	(522)	(397)	(586)	(502)	(342)	(592)	(646)	(367)	(624)
Ending balance at original discount rate	5,908	4,121	6,876	5,905	3,993	7,085	5,816	3,848	7,410
Effect of changes in discount rate assumptions	(663)	(393)	(758)	(520)	(274)	(388)	(644)	(379)	(617)
Balance, end of year	$5,245	$3,728	$6,118	$5,385	$3,719	$6,697	$5,172	$3,469	$6,793
Net liability for future policy benefits, end of year	$2,487	$3,728	$6,118	$2,486	$3,719	$6,697	$2,368	$3,469	$6,793
Less: Reinsurance recoverable, end of year	19	31	59	24	30	65	32	25	68
Net liability for future policy benefits, after reinsurance recoverable	$2,468	$3,697	$6,059	$2,462	$3,689	$6,632	$2,336	$3,444	$6,725
Weighted-average duration of liability	7.6 years	7.9 years	11.6 years	8.8 years	8.2 years	11.6 years	8.5 years	8.5 years	11.6 years
Weighted-average interest accretion rate	3.92%	4.04%	4.46%	3.91%	3.99%	4.46%	3.94%	3.89%	4.45%
Current discount rate	5.42%	5.48%	5.64%	4.94%	4.95%	5.03%	5.26%	5.27%	5.32%
Gross premiums or assessments recognized during period	$563	$485	$—	$595	$472	$—	$625	$243	$—
Expected future gross premiums, undiscounted	$5,714	$—	$—	$5,999	$—	$—	$6,535	$—	$—
Expected future gross premiums, discounted	$4,244	$—	$—	$4,535	$—	$—	$4,875	$—	$—
Expected future benefit payments, undiscounted	$8,031	$5,759	$13,336	$8,148	$5,616	$13,767	$8,015	$5,434	$14,418
Expected future benefit payments, discounted	$5,908	$4,121	$6,876	$5,905	$3,993	$7,085	$5,816	$3,848	$7,410

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The measurement of LFPBs can be significantly impacted by changes in assumptions for policyholder behavior. As part of the 2024 and 2023 annual actuarial reviews ("AAR"), the Company updated assumptions regarding mortality and lapses for term and non-participating whole life insurance. The impact from changes in assumptions is presented in effect of changes in cash flow assumptions in the table above.

Information regarding the additional insurance liabilities for universal life-type contracts with secondary guarantees was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$7,607	$6,935	$7,168
Beginning balance before the effect of unrealized gains and losses	7,784	7,175	6,731
Effect of changes in cash flow assumptions	895	52	(37)
Effect of actual variances from expected experience	167	145	179
Adjusted beginning of year balance	8,846	7,372	6,873
Interest accrual	406	357	333
Net assessments collected	446	414	416
Benefit payments	(421)	(359)	(447)
Ending balance before the effect of unrealized gains and losses	9,277	7,784	7,175
Effect of unrealized gains and losses	(291)	(177)	(240)
Balance, end of year	8,986	7,607	6,935
Less: Reinsurance recoverable, end of year	1,535	1,438	1,384
Net additional liability, after reinsurance recoverable	$7,451	$6,169	$5,551
Weighted-average duration of liability	6.6 years	6.7 years	6.7 years
Weighted-average interest accretion rate	4.94%	4.92%	4.90%
Gross assessments recognized during period	$1,083	$1,064	$1,070

The measurement of liabilities for secondary guarantees can be significantly impacted by changes in assumptions for policyholder behavior, as well as the expected general account rate of return, which is driven by the Company's assumption for long-term treasury yields. The Company's practice of projecting treasury yields uses a mean reversion approach that assumes that long-term interest rates are less influenced by short-term fluctuations and are only changed when sustained interim deviations are expected. As part of the 2024 and 2023 AARs, the Company updated assumptions regarding policyholder behavior, including mortality, premium persistency, lapses and withdrawals. In 2024, the Company also increased the long-term general account earned rate, driven by an increase in the mean reversion rate, from 3.75% to 4.00%. The impact from changes in assumptions, excluding the effects on the ULSG liability for profits followed by losses, is presented in effect of changes in cash flow assumptions in the table above.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of the net LFPBs for non-participating traditional and limited-payment contracts and the additional insurance liabilities for universal life-type contracts with secondary guarantees reported in the preceding rollforward tables to LFPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Liabilities reported in the preceding rollforward tables	$21,319	$20,509
Long-term care insurance (1)	5,190	5,581
ULSG liabilities, including liability for profits followed by losses	875	2,427
Participating whole life insurance (2)	2,969	2,849
Deferred profit liabilities	428	475
Other	304	308
Total liability for future policy benefits	$31,085	$32,149

(1)  Includes liabilities related to fully reinsured individual long-term care insurance. See Notes 2 and 7.

(2)  Participating whole life insurance uses an interest assumption based on the non-forfeiture interest rate, ranging from 3.5% to 4.0%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2024 and 2023, and 39% and 40% of gross traditional life insurance premiums for the years ended December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Policyholder Account Balances

Information regarding policyholder account balances was as follows:

	Universal Life Insurance	Variable Annuities (1)	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance (1)
	(Dollars in millions)
Year Ended December 31, 2024
Balance, beginning of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Premiums and deposits	229	73	8,228	1,127	645	—
Surrenders and withdrawals	(56)	(616)	(5,532)	(1,356)	(23)	—
Benefit payments	(46)	(93)	(324)	(345)	(70)	(9)
Net transfers from (to) separate account	32	102	—	—	—	500
Interest credited	82	109	673	567	163	29
Policy charges	(193)	(19)	(23)	—	(988)	(7)
Changes related to embedded derivatives	—	—	3,956	—	—	—
Balance, end of year	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Weighted-average crediting rate (2)	4.10%	2.81%	1.79%	3.84%	3.32%	3.63%
Year Ended December 31, 2023
Balance, beginning of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Premiums and deposits	210	75	7,183	2,694	660	—
Surrenders and withdrawals	(129)	(647)	(3,732)	(2,405)	(23)	—
Benefit payments	(59)	(101)	(240)	(377)	(85)	(8)
Net transfers from (to) separate account	18	14	—	—	—	1
Interest credited	40	129	445	486	208	28
Policy charges	(200)	(23)	(11)	—	(1,015)	(9)
Changes related to embedded derivatives	—	—	4,085	—	—	—
Balance, end of year	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Weighted-average crediting rate (2)	2.03%	2.91%	1.47%	3.31%	4.02%	4.33%
Year Ended December 31, 2022
Balance, beginning of year	$2,134	$4,475	$32,000	$11,849	$5,569	$646
Premiums and deposits	199	145	6,632	3,676	697	—
Surrenders and withdrawals	(49)	(453)	(2,220)	(904)	(32)	—
Benefit payments	(59)	(104)	(180)	(345)	(84)	(8)
Net transfers from (to) separate account	21	131	—	—	—	(13)
Interest credited	56	493	392	(2)	197	23
Policy charges	(202)	(23)	(8)	—	(1,040)	(7)
Changes related to embedded derivatives	—	—	(2,719)	—	—	—
Balance, end of year	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Weighted-average crediting rate (2)	2.65%	10.91%	1.16%	(0.02)%	3.62%	3.41%

(1)  Includes liabilities related to separate account products where the contract holder elected a general account investment option.

(2)  Excludes the effects of embedded derivatives related to index-linked crediting rates.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

A reconciliation of policyholder account balances reported in the preceding rollforward table to the liability for policyholder account balances on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Policyholder account balances reported in the preceding rollforward table	$74,910	$68,095
Funding agreements classified as investment contracts	11,002	11,115
Institutional group annuities	370	—
Other investment contract liabilities	880	983
Total policyholder account balances	$87,162	$80,193

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums was as follows at:

Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 to 50 Basis Points Above	51 to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
	(In millions)
December 31, 2024
Annuities (1):
Less than 2.00	$516	$112	$230	$8,749	$9,607
2.00 to 3.99	6,633	439	416	334	7,822
Greater than 3.99	781	—	—	—	781
Total	$7,930	$551	$646	$9,083	$18,210
Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$308	$308
2.00 to 3.99	—	471	47	128	646
Greater than 3.99	1,020	—	—	—	1,020
Total	$1,020	$471	$47	$436	$1,974
ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,052	1,386	1,602	238	4,278
Greater than 3.99	484	—	—	—	484
Total	$1,536	$1,386	$1,602	$238	$4,762
December 31, 2023
Annuities (1):
Less than 2.00	$645	$204	$301	$7,632	$8,782
2.00 to 3.99	8,125	233	201	307	8,866
Greater than 3.99	872	—	—	—	872
Total	$9,642	$437	$502	$7,939	$18,520
Life insurance (2) (3):
Less than 2.00	$—	$—	$—	$236	$236
2.00 to 3.99	—	441	49	132	622
Greater than 3.99	1,077	—	—	—	1,077
Total	$1,077	$441	$49	$368	$1,935
ULSG (3):
Less than 2.00	$—	$—	$—	$—	$—
2.00 to 3.99	1,134	1,485	1,663	254	4,536
Greater than 3.99	506	—	—	—	506
Total	$1,640	$1,485	$1,663	$254	$5,042

(1)  Includes policyholder account balances for fixed rate annuities and the fixed account portion of variable annuities.

(2)  Includes policyholder account balances for retained asset accounts, universal life policies and the fixed account portion of universal variable life insurance policies.

(3)  Amounts are gross of policy loans.

See Note 5 for information regarding net amount at risk and cash surrender values.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance Liabilities (continued)

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion at both December 31, 2024 and 2023.

Brighthouse Life Insurance Company established a secured funding agreement-backed repurchase agreement program in January 2024. Brighthouse Life Insurance Company may enter into repurchase agreements with bank counterparties and the proceeds of the repurchase agreements are then used by a special purpose entity to purchase funding agreements from Brighthouse Life Insurance Company. The Company had obligations under this program of $500 million at December 31, 2024.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta and the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). Funding agreements are issued to FHLB and Farmer Mac in exchange for cash, for which these programs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, the program recovery on the collateral is limited to the amount of the Company's liabilities to FHLB and Farmer Mac, respectively. The Company had obligations outstanding under these programs of $5.0 billion and $5.1 billion at December 31, 2024 and 2023, respectively.

See Note 8 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company had obligations outstanding under inactive funding agreement programs of $25 million and $525 million at December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Market Risk Benefits

Information regarding MRB assets and liabilities associated with variable annuities was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance, beginning of year	$9,722	$9,997	$15,726
Balance, beginning of year, before effect of changes in nonperformance risk	7,348	8,253	11,639
Decrements	(180)	(176)	16
Effect of changes in future expected assumptions	(53)	260	212
Effect of actual different from expected experience	140	186	(48)
Effect of changes in interest rates	(1,940)	(427)	(8,397)
Effect of changes in fund returns	(973)	(2,203)	3,806
Issuances	(4)	(7)	(47)
Effect of changes in risk margin	(72)	(34)	(152)
Aging of the block and other	970	1,496	1,224
Balance, end of year, before effect of changes in nonperformance risk	5,236	7,348	8,253
Effect of changes in nonperformance risk	2,014	2,374	1,744
Balance, end of year	7,250	9,722	9,997
Less: Reinsurance recoverable, end of year	17	43	71
Balance, end of year, net of reinsurance (1)	$7,233	$9,679	$9,926
Weighted-average attained age of contract holder	73.9 years	73.0 years	71.8 years

(1)  Amounts represent the sum of MRB assets and MRB liabilities presented on the consolidated balance sheets at December 31, 2024, 2023 and 2022, with the exception of $21 million, $9 million and $2 million, respectively, of index-linked annuities not included in this table.

Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in nonperformance risk, may result in significant fluctuations in the estimated fair value of the guarantees. As part of the 2024 AAR, the Company updated assumptions regarding policyholder behavior, mortality and separate account fund allocations. As part of the 2023 AAR, the Company updated assumptions regarding policyholder behavior, mortality, separate account fund allocations and volatility. The impact from changes in assumptions is presented in effect of changes in future expected assumptions in the table above.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts

Separate Accounts

Information regarding separate account liabilities was as follows:

	Years Ended December 31,
	2024			2023			2022
	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance	Variable Annuities	Universal Life Insurance	Company -Owned Life Insurance
	(In millions)
Balance, beginning of year	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919	$101,108	$2,576	$2,367
Premiums and deposits	828	80	—	762	84	—	1,199	91	—
Surrenders and withdrawals	(7,836)	(80)	(21)	(6,073)	(68)	(20)	(5,965)	(55)	(16)
Benefit payments	(1,511)	(25)	(22)	(1,391)	(18)	(28)	(1,298)	(24)	(33)
Investment performance	8,150	346	251	11,071	405	327	(17,878)	(519)	(356)
Policy charges	(2,109)	(81)	(62)	(2,098)	(78)	(58)	(2,227)	(78)	(61)
Net transfers from (to) general account	(102)	(32)	(500)	(14)	(18)	(1)	(131)	(21)	13
Other	(23)	—	5	(16)	(1)	9	37	—	5
Balance, end of year	$74,483	$2,484	$1,799	$77,086	$2,276	$2,148	$74,845	$1,970	$1,919

A reconciliation of separate account liabilities reported in the preceding rollforward table to the separate account liabilities balance on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Separate account liabilities reported in the preceding rollforward table	$78,766	$81,510
Variable income annuities	217	161
Pension risk transfer annuities	23	19
Total separate account liabilities	$79,006	$81,690

The aggregate estimated fair value of assets, by major investment asset category, supporting separate accounts was as follows at:

	December 31,
	2024	2023
	(In millions)
Equity securities	$78,793	$81,417
Fixed maturity securities	207	259
Cash and cash equivalents	2	7
Other assets	4	7
Total aggregate estimated fair value of assets	$79,006	$81,690

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Separate Accounts (continued)

Net Amount at Risk and Cash Surrender Values

Information regarding the net amount at risk and cash surrender value for insurance products was as follows at:

	Universal Life Insurance	Variable Annuities	Index- linked Annuities	Fixed Rate Annuities	ULSG	Company- Owned Life Insurance
	(In millions)
December 31, 2024
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,028	$3,667	$48,605	$14,665	$4,779	$1,166
Separate account liabilities	2,484	74,483	—	—	—	1,799
Total account balances	$4,512	$78,150	$48,605	$14,665	$4,779	$2,965
Net amount at risk	$20,958	$12,757	N/A	N/A	$63,580	$2,649
Cash surrender value	$4,303	$77,761	$47,013	$14,361	$4,316	$2,134
December 31, 2023
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$1,980	$4,111	$41,627	$14,672	$5,052	$653
Separate account liabilities	2,276	77,086	—	—	—	2,148
Total account balances	$4,256	$81,197	$41,627	$14,672	$5,052	$2,801
Net amount at risk	$22,214	$13,156	N/A	N/A	$65,299	$2,644
Cash surrender value	$4,049	$80,756	$39,270	$14,068	$4,498	$2,579
December 31, 2022
Account balances reported in the preceding rollforward tables:
Policyholder account balances	$2,100	$4,664	$33,897	$14,274	$5,307	$641
Separate account liabilities	1,970	74,845	—	—	—	1,919
Total account balances	$4,070	$79,509	$33,897	$14,274	$5,307	$2,560
Net amount at risk	$23,818	$16,334	N/A	N/A	$66,926	$3,368
Cash surrender value	$3,789	$79,222	$31,293	$13,723	$4,671	$2,344

Products may contain both separate account and general account fund options; accordingly, net amount at risk and cash surrender value reported in the table above relate to the total account balance for each respective product grouping.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

Deferred Policy Acquisition Costs and Value of Business Acquired

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Variable Annuities	Fixed Rate Annuities	Index-linked Annuities	Term and Whole Life Insurance	Universal Life Insurance
	(In millions)
DAC:
Balance at January 1, 2022	$2,614	$88	$1,081	$397	$114
Capitalization	54	31	330	(1)	10
Amortization	(254)	(12)	(198)	(49)	(9)
Balance at December 31, 2022	2,414	107	1,213	347	115
Capitalization	36	14	344	2	13
Amortization	(233)	(11)	(225)	(43)	(9)
Balance at December 31, 2023	2,217	110	1,332	306	119
Capitalization	39	8	373	4	13
Amortization	(216)	(3)	(243)	(39)	(10)
Balance at December 31, 2024	$2,040	$115	$1,462	$271	$122
VOBA:
Balance at January 1, 2022	$377	$70	$—	$6	$39
Amortization	(36)	(5)	—	(1)	(4)
Balance at December 31, 2022	341	65	—	5	35
Amortization	(32)	(6)	—	(1)	(4)
Balance at December 31, 2023	309	59	—	4	31
Amortization	(30)	(4)	—	(1)	(4)
Balance at December 31, 2024	$279	$55	$—	$3	$27
Total DAC and VOBA:
Balance at December 31, 2024	$2,319	$170	$1,462	$274	$149
Balance at December 31, 2023	$2,526	$169	$1,332	$310	$150
Balance at December 31, 2022	$2,755	$172	$1,213	$352	$150

Deferred Sales Inducements

Information regarding DSI, included in other assets, was as follows:

	December 31,
	2024		2023		2022
	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities	Variable Annuities	Fixed Rate Annuities
	(In millions)
Balance, beginning of year	$209	$8	$233	$9	$259	$10
Capitalization	1	—	1	—	1	—
Amortization	(21)	(2)	(25)	(1)	(27)	(1)
Balance, end of year	$189	$6	$209	$8	$233	$9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

Unearned Revenue

Information regarding unearned revenue, included in other policy-related balances, was as follows:

	December 31,
	2024			2023			2022
	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities	Universal Life Insurance	ULSG	Variable Annuities
	(In millions)
Balance, beginning of year	$167	$612	$66	$143	$488	$73	$118	$344	$79
Capitalization	34	166	—	35	174	—	35	181	2
Amortization	(11)	(63)	(7)	(11)	(50)	(7)	(10)	(37)	(8)
Balance, end of year	$190	$715	$59	$167	$612	$66	$143	$488	$73

7. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of MRBs on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers and assumes certain index-linked annuities from an unaffiliated third- party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2024, the Company had $5.4 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023 were not significant. The Company had $6.1 billion and $6.0 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2024 and 2023, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $3 million on its reinsurance recoverable balances at both December 31, 2024 and 2023.

At December 31, 2024, the Company had $19.6 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.9 billion, or 86%, were with the Company's five largest ceded reinsurers, including $4.3 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $18.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $16.7 billion, or 89%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$1,367	$1,458	$1,321
Reinsurance assumed	20	20	8
Reinsurance ceded	(628)	(667)	(688)
Net premiums	$759	$811	$641
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,440	$2,402	$2,525
Reinsurance assumed	52	48	44
Reinsurance ceded	(891)	(672)	(693)
Net universal life and investment-type product policy fees	$1,601	$1,778	$1,876
Other revenues
Direct other revenues	$209	$202	$220
Reinsurance assumed	4	3	3
Reinsurance ceded	286	213	183
Net other revenues	$499	$418	$406
Policyholder benefits and claims
Direct policyholder benefits and claims	$3,772	$3,608	$3,788
Reinsurance assumed	94	123	134
Reinsurance ceded	(1,727)	(1,313)	(1,736)
Net policyholder benefits and claims	$2,139	$2,418	$2,186
Change in market risk benefits
Direct change in market risk benefits	$(2,597)	$(1,436)	$(3,942)
Reinsurance assumed	(105)	(92)	(214)
Reinsurance ceded	33	31	51
Net change in market risk benefits	$(2,669)	$(1,497)	$(4,105)
Other expenses
Direct other expenses	$1,572	$1,625	$1,758
Reinsurance assumed	21	25	—
Reinsurance ceded	8	(25)	(64)
Net other expenses	$1,601	$1,625	$1,694

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$340	$32	$20,437	$20,809	$289	$33	$19,067	$19,389
Market risk benefit assets	$1,075	$—	$17	$1,092	$613	$—	$43	$656
Liabilities
Future policy benefits	$30,925	$160	$—	$31,085	$31,989	$160	$—	$32,149
Policyholder account balances	$83,019	$4,143	$—	$87,162	$75,893	$4,300	$—	$80,193
Market risk benefit liabilities	$8,095	$251	$—	$8,346	$9,972	$372	$—	$10,344
Other policy-related balances	$2,109	$1,568	$—	$3,677	$2,023	$1,596	$—	$3,619
Other liabilities	$6,774	$9	$1,677	$8,460	$6,526	$11	$1,235	$7,772

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $8.4 billion and $7.4 billion at December 31, 2024 and 2023, respectively. The deposit liabilities on reinsurance were $3.9 billion and $4.0 billion at December 31, 2024 and 2023, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums	$8	$6	$2
Universal life and investment-type product policy fees	$(1)	$(1)	$(1)
Other revenues	$1	$1	$2
Policyholder benefits and claims	$14	$39	$22
Change in market risk benefits	$(112)	$(92)	$(214)
Other expenses	$(3)	$—	$(6)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Reinsurance (continued)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$32	$28
Liabilities
Future policy benefits	$51	$47
Market risk benefit liabilities	$235	$367
Other policy-related balances	$14	$13
Other liabilities	$(16)	$(4)

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2024 and 2023. The deposit liabilities on related party reinsurance were $97 million and $112 million at December 31, 2024 and 2023, respectively.

8. Investments

See Notes 1 and 10 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-For-Sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2024					December 31, 2023
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$40,437	$47	$212	$3,865	$36,737	$38,303	$15	$383	$3,332	$35,339
Foreign corporate	13,203	26	53	1,468	11,762	12,769	—	89	1,276	11,582
RMBS	8,056	4	45	867	7,230	8,127	4	48	805	7,366
U.S. government and agency	7,112	—	39	691	6,460	8,446	—	285	517	8,214
ABS	6,348	—	33	75	6,306	6,509	—	23	131	6,401
CMBS	6,702	2	7	415	6,292	6,940	2	2	601	6,339
State and political subdivision	3,671	—	78	367	3,382	3,958	—	153	298	3,813
Foreign government	1,036	—	24	100	960	1,077	—	41	87	1,031
Total fixed maturity securities	$86,565	$79	$491	$7,848	$79,129	$86,129	$21	$1,024	$7,047	$80,085

The Company held non-income producing fixed maturity securities with an estimated fair value of $30 million and $52 million at December 31, 2024 and 2023, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$3,837	$19,627	$13,501	$28,494	$21,106	$86,565
Estimated fair value	$3,821	$19,066	$12,266	$24,148	$19,828	$79,129

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2024				December 31, 2023
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$10,758	$719	$17,329	$3,146	$4,549	$409	$22,435	$2,923
Foreign corporate	3,269	351	5,502	1,117	1,010	74	8,229	1,202
RMBS	1,227	82	4,624	785	413	21	5,749	784
U.S. government and agency	2,384	116	1,858	575	445	8	3,453	509
CMBS	1,326	90	4,338	325	411	33	5,713	568
ABS	717	10	1,076	65	572	3	3,355	128
State and political subdivision	871	63	1,435	304	460	31	1,636	267
Foreign government	273	29	433	71	113	6	620	81
Total fixed maturity securities	$20,825	$1,460	$36,595	$6,388	$7,973	$585	$51,190	$6,462
Total number of securities in an unrealized loss position	3,356		5,195		1,339		6,958

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $665 million and $648 million at December 31, 2024 and 2023, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $79 million, relating to 20 securities, at December 31, 2024. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses for fixed maturity securities by sector were as follows:

	U.S. Corporate	RMBS	CMBS	Foreign Corporate	Total
	(In millions)
Balance at December 31, 2022	$1	$1	$3	$1	$6
Allowance on securities where credit losses were not previously recorded	15	3	—	—	18
Reductions for securities sold	(1)	—	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	—	(1)	—	(1)
Write-offs charged against allowance (1)	—	—	—	(1)	(1)
Balance at December 31, 2023	15	4	2	—	21
Allowance on securities where credit losses were not previously recorded	29	1	—	26	56
Reductions for securities sold	—	—	—	—	—
Change in allowance on securities with an allowance recorded in a previous period	3	(1)	—	—	2
Write-offs charged against allowance (1)	—	—	—	—	—
Balance at December 31, 2024	$47	$4	$2	$26	$79

(1)  The Company recorded total write-offs of $12 million and $8 million for the years ended December 31, 2024 and 2023, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,326	57.3%	$13,189	58.7%
Agricultural	4,563	19.6	4,416	19.6
Residential	5,543	23.8	5,007	22.3
Total mortgage loans (1)	23,432	100.7	22,612	100.6
Allowance for credit losses	(178)	(0.7)	(137)	(0.6)
Total mortgage loans, net	$23,254	100.0%	$22,475	100.0%

(1)  Purchases of mortgage loans from third parties were $1.0 billion and $311 million for the years ended December 31, 2024 and 2023, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $132 million and $122 million at December 31, 2024 and 2023, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two years is used with an input reversion period of one year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, modifications, foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a non-credit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2022	$49	$15	$55	$119
Current period provision	24	5	(6)	23
Charge-offs, net of recoveries	(4)	(1)	—	(5)
Balance at December 31, 2023	69	19	49	137
Current period provision	50	11	(7)	54
Charge-offs, net of recoveries	(13)	—	—	(13)
Balance at December 31, 2024	$106	$30	$42	$178

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2024	2023	2022	2021	2020	Prior	Total
	(In millions)
December 31, 2024
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$640	$199	$279	$1,850	$196	$2,844	$6,008
65% to 75%	208	—	1,022	713	62	1,171	3,176
76% to 80%	—	—	117	201	174	601	1,093
Greater than 80%	—	—	972	388	—	1,689	3,049
Total commercial mortgage loans	848	199	2,390	3,152	432	6,305	13,326
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	408	203	594	1,073	400	1,632	4,310
65% to 75%	—	18	80	113	6	19	236
76% to 80%	—	—	—	—	1	—	1
Greater than 80%	—	—	—	—	—	16	16
Total agricultural mortgage loans	408	221	674	1,186	407	1,667	4,563
Residential mortgage loans
Performing	586	222	1,268	1,640	146	1,563	5,425
Nonperforming	1	—	44	21	1	51	118
Total residential mortgage loans	587	222	1,312	1,661	147	1,614	5,543
Total	$1,843	$642	$4,376	$5,999	$986	$9,586	$23,432

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

	2023	2022	2021	2020	2019	Prior	Total
	(In millions)
December 31, 2023
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$206	$655	$1,823	$177	$1,239	$2,628	$6,728
65% to 75%	—	935	1,079	222	261	1,157	3,654
76% to 80%	—	427	76	39	209	563	1,314
Greater than 80%	—	400	227	—	150	716	1,493
Total commercial mortgage loans	206	2,417	3,205	438	1,859	5,064	13,189
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	202	571	1,132	452	505	1,265	4,127
65% to 75%	1	127	108	6	30	17	289
76% to 80%	—	—	—	—	—	—	—
Greater than 80%	—	—	—	—	—	—	—
Total agricultural mortgage loans	203	698	1,240	458	535	1,282	4,416
Residential mortgage loans
Performing	105	1,286	1,669	145	204	1,508	4,917
Nonperforming	—	22	22	1	2	43	90
Total residential mortgage loans	105	1,308	1,691	146	206	1,551	5,007
Total	$514	$4,423	$6,136	$1,042	$2,600	$7,897	$22,612

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2024		2023
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,029	90.3%	$12,082	91.6%
1.00x - 1.20x	801	6.0	702	5.3
Less than 1.00x	496	3.7	405	3.1
Total	$13,326	100.0%	$13,189	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2024 and 2023. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days; and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2024				2023
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,206	$4,538	$5,423	$23,167	$13,172	$4,400	$4,915	$22,487
30-59 days past due	—	—	2	2	—	—	2	2
60-89 days past due	—	—	36	36	—	—	30	30
90-179 days past due	21	9	36	66	—	—	23	23
180+ days past due	99	16	46	161	17	16	37	70
Total	$13,326	$4,563	$5,543	$23,432	$13,189	$4,416	$5,007	$22,612

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2024	$120	$25	$118	$263
December 31, 2023	$17	$—	$90	$107

(1)  The Company had $3 million of mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2024. The Company did not have any mortgage loans in nonaccrual status for which there was no related allowance for credit losses at December 31, 2023.

Current period investment income on mortgage loans in nonaccrual status was $6 million and $2 million for December 31, 2024 and 2023, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Generally, the types of concessions may include interest rate reduction, term extension, principal forgiveness, or a combination of all three.

As of December 31, 2024, the Company has $386 million of commercial mortgage loans that were modified under a term extension during the year which represent 2% of the carrying value of total mortgage loans. All commercial mortgage loans that were modified are current as of December 31, 2024. The Company did not have a significant amount of agricultural and residential mortgage loans modified during the year ended December 31, 2024. The Company did not have a significant amount of mortgage loans modified during the year ended December 31, 2023.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 9 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, leveraged leases and tax credit and renewable energy partnerships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Leveraged Leases

The carrying value of leveraged leases was $60 million and $47 million at December 31, 2024 and 2023, respectively. The allowance for credit losses was less than $1 million and $13 million at December 31, 2024 and 2023, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from zero to eight years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2024 and 2023, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities, and the effect on future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(7,357)	$(6,023)	$(8,632)
Derivatives	460	344	628
Other	(7)	(7)	(7)
Subtotal	(6,904)	(5,686)	(8,011)
Amounts allocated from:
Future policy benefits	977	696	992
Deferred income tax benefit (expense)	1,245	1,048	1,474
Net unrealized investment gains (losses)	$(4,682)	$(3,942)	$(5,545)

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$(3,942)	$(5,545)	$5,229
Unrealized investment gains (losses) during the year	(1,218)	2,325	(16,555)
Unrealized investment gains (losses) relating to:
Future policy benefits	281	(296)	2,917
Deferred income tax benefit (expense)	197	(426)	2,864
Balance at December 31,	$(4,682)	$(3,942)	$(5,545)
Change in net unrealized investment gains (losses)	$(740)	$1,603	$(10,774)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2024 and 2023.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2024	2023
	(In millions)
Securities on loan: (1)
Amortized cost	$3,582	$3,420
Estimated fair value	$3,127	$3,194
Cash collateral received from counterparties (2)	$3,210	$3,277
Reinvestment portfolio — estimated fair value	$3,217	$3,246

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2024				December 31, 2023
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$490	$1,467	$886	$2,843	$647	$655	$1,584	$2,886
U.S. corporate	—	248	—	248	—	252	—	252
Foreign corporate	—	105	—	105	—	130	—	130
Foreign government	—	14	—	14	—	9	—	9
Total	$490	$1,834	$886	$3,210	$647	$1,046	$1,584	$3,277

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2024 was $478 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, U.S. government and agency securities, non-agency RMBS and CMBS) with 51% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2024. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$6,246	$8,590
Invested assets held in trust (reinsurance agreements) (2)	8,226	7,103
Invested assets pledged as collateral (3)	12,471	13,979
Total invested assets on deposit, held in trust and pledged as collateral	$26,943	$29,672

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $68 million and $102 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $332 million and $117 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2024 and 2023, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 9).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $222 million and $245 million at redemption value at December 31, 2024 and 2023, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.8 billion at December 31, 2024. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.3 billion at December 31, 2024. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2024, 2023 and 2022. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2024, 2023 and 2022. Aggregate total assets of these entities totaled $903.8 billion and $799.0 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $78.5 billion and $56.7 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $60.1 billion, $24.8 billion and ($12.8) billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2024 or 2023.

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2024		2023
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$14,248	$15,330	$15,386	$16,611
Limited partnerships and LLCs	4,223	5,265	4,220	5,242
Total	$18,471	$20,595	$19,606	$21,853

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-For-Sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and, to a lesser extent, tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 15.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Investment income:
Fixed maturity securities	$3,708	$3,481	$3,044
Equity securities	3	2	2
Mortgage loans	1,000	957	840
Policy loans	48	45	42
Limited partnerships and LLCs (1)	357	167	263
Cash, cash equivalents and short-term investments	225	181	56
Other	104	84	66
Total investment income	5,445	4,917	4,313
Less: Investment expenses	345	357	249
Net investment income	$5,100	$4,560	$4,064

(1)  Includes net investment income pertaining to other limited partnership interests of $367 million, $186 million and $170 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Fixed maturity securities	$(243)	$(214)	$(188)
Equity securities	(12)	(1)	(12)
Mortgage loans	(55)	(24)	(20)
Limited partnerships and LLCs	(2)	(1)	(20)
Other	14	(2)	—
Total net investment gains (losses)	$(298)	$(242)	$(240)

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, ($1) million and ($18) million for the years ended December 31, 2024, 2023 and 2022, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$3,436	$2,223	$6,557
Gross investment gains	$20	$15	$55
Gross investment losses	(193)	(206)	(236)
Net investment gains (losses)	$(173)	$(191)	$(181)

9. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

The Company uses derivatives to manage its exposure to changes in interest rate risk from its product liabilities and invested assets. The most significant types of derivative instruments used for hedging interest rate risk are as follows:

Interest rate swaps: The Company uses interest rate swaps to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount.

Interest rate swaptions: The Company uses interest rate swaptions to manage interest rate risk in non-qualifying hedging relationships. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage interest rate risk in both qualified cash flow and non-qualifying hedging relationships. An interest rate forward is an agreement between parties to exchange a future settlement amount based on a predetermined notional amount and forward interest rate.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

The Company uses derivatives to manage its exposure to equity markets from its product liabilities. The most significant types of derivative instruments used for hedging equity market risk are as follows:

Equity total return swaps: The Company uses equity total return swaps in non-qualifying hedge relationships to manage equity risks related to variable and index-linked annuities. Total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, calculated by reference to an agreed notional amount.

Equity index options: The Company uses equity index options to manage equity risks related to variable and index- linked annuities in non-qualifying hedging relationships. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives, excluding embedded derivatives, held were as follows at:

		December 31,
		2024			2023
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate swaps	Interest rate	$500	$9	$—	$—	$—	$—
Foreign currency swaps	Foreign currency exchange rate	3,778	430	25	3,895	339	45
Total qualifying hedges		4,278	439	25	3,895	339	45
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	69,303	131	444	31,252	140	103
Interest rate floors	Interest rate	8,000	1	30	3,500	7	1
Interest rate caps	Interest rate	7,850	14	14	7,050	19	1
Interest rate futures	Interest rate	171	—	—	—	—	—
Interest rate options	Interest rate	23,060	11	371	33,680	47	167
Interest rate forwards	Interest rate	16,352	121	1,876	17,017	32	1,937
Foreign currency swaps	Foreign currency exchange rate	674	111	—	735	99	1
Foreign currency forwards	Foreign currency exchange rate	304	6	—	384	—	1
Credit default swaps — written	Credit	780	19	—	1,405	27	—
Equity futures	Equity market	316	—	1	—	—	—
Equity index options	Equity market	39,897	1,722	1,041	20,099	757	687
Equity total return swaps	Equity market	106,301	1,543	1,446	53,742	2,236	2,137
Hybrid options	Equity market	—	—	—	270	—	—
Total non-designated or non-qualifying derivatives		273,008	3,679	5,223	169,134	3,364	5,035
Total		$277,286	$4,118	$5,248	$173,029	$3,703	$5,080

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2024 and 2023. The Company's use of derivatives includes (i) derivatives that serve as hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2024
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$8	$9
Foreign currency exchange rate	13	(10)	50	—	125
Total cash flow hedges	15	(10)	53	8	134
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1,690)	—	—	—	—
Foreign currency exchange rate	48	(9)	—	—	—
Credit	14	—	—	—	—
Equity market	1,894	—	—	—	—
Embedded	(3,950)	—	—	—	—
Total non-qualifying hedges	(3,684)	(9)	—	—	—
Total	$(3,669)	$(19)	$53	$8	$134
	Year Ended December 31, 2023
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$1	$—	$3	$—	$(1)
Foreign currency exchange rate	7	(8)	51	—	(272)
Total cash flow hedges	8	(8)	54	—	(273)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(384)	—	—	—	—
Foreign currency exchange rate	(40)	2	—	—	—
Credit	32	—	—	—	—
Equity market	570	—	—	—	—
Embedded	(4,100)	—	—	—	—
Total non-qualifying hedges	(3,922)	2	—	—	—
Total	$(3,914)	$(6)	$54	$—	$(273)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$—	$(50)
Foreign currency exchange rate	12	(11)	52	—	379
Total cash flow hedges	17	(11)	56	—	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—	—
Foreign currency exchange rate	95	(16)	—	—	—
Credit	(2)	—	—	—	—
Equity market	590	—	—	—	—
Embedded	2,743	—	—	—	—
Total non-qualifying hedges	(575)	(16)	—	—	—
Total	$(558)	$(27)	$56	$—	$329

At December 31, 2024 and 2023, the Company held no qualified derivatives hedging exposure to future cash flows for forecasted asset purchases.

At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $460 million and $344 million, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$2	$100	2.7	$6	$419	1.6
Baa	7	300	4.5	19	958	4.9
Ba	10	376	4.8	2	24	3.0
Caa and Lower	—	4	1.0	—	4	2.0
Total	$19	$780	4.4	$27	$1,405	3.9

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2024
Derivative assets	$4,122	$(3,039)	$(524)	$559	$(558)	$1
Derivative liabilities	$5,353	$(3,039)	$—	$2,314	$(2,306)	$8
December 31, 2023
Derivative assets	$3,495	$(3,112)	$(154)	$229	$(194)	$35
Derivative liabilities	$4,917	$(3,112)	$—	$1,805	$(1,805)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2024	2023
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$2,314	$1,805
Estimated fair value of collateral provided (2):
Fixed maturity securities	$4,883	$4,811

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,041	$696	$36,737
Foreign corporate	—	11,366	396	11,762
RMBS	—	7,213	17	7,230
U.S. government and agency	2,514	3,946	—	6,460
ABS	—	5,984	322	6,306
CMBS	—	6,266	26	6,292
State and political subdivision	—	3,382	—	3,382
Foreign government	—	939	21	960
Total fixed maturity securities	2,514	75,137	1,478	79,129
Equity securities	11	6	15	32
Short-term investments	916	239	2	1,157
Derivative assets: (1)
Interest rate	—	287	—	287
Foreign currency exchange rate	—	540	7	547
Credit	—	17	2	19
Equity market	—	3,265	—	3,265
Total derivative assets	—	4,109	9	4,118
Embedded derivatives on index-linked annuities (2)	—	—	47	47
Market risk benefit assets	—	—	1,092	1,092
Separate account assets	3	79,003	—	79,006
Total assets	$3,444	$158,494	$2,643	$164,581
Liabilities
Market risk benefit liabilities	$—	$—	$8,346	$8,346
Derivative liabilities: (1)
Interest rate	—	2,735	—	2,735
Foreign currency exchange rate	—	25	—	25
Equity market	1	2,487	—	2,488
Total derivative liabilities	1	5,247	—	5,248
Embedded derivatives on index-linked annuities (2)	—	—	11,540	11,540
Total liabilities	$1	$5,247	$19,886	$25,134

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$34,344	$995	$35,339
Foreign corporate	—	11,257	325	11,582
RMBS	—	7,351	15	7,366
U.S. government and agency	3,680	4,534	—	8,214
ABS	—	6,075	326	6,401
CMBS	—	6,300	39	6,339
State and political subdivision	—	3,813	—	3,813
Foreign government	—	995	36	1,031
Total fixed maturity securities	3,680	74,669	1,736	80,085
Equity securities	18	23	25	66
Short-term investments	214	360	—	574
Derivative assets: (1)
Interest rate	—	245	—	245
Foreign currency exchange rate	—	426	12	438
Credit	—	21	6	27
Equity market	—	2,993	—	2,993
Total derivative assets	—	3,685	18	3,703
Embedded derivatives on index-linked annuities (2)	—	—	—	—
Market risk benefit assets	—	—	656	656
Separate account assets	20	81,670	—	81,690
Total assets	$3,932	$160,407	$2,435	$166,774
Liabilities
Market risk benefit liabilities	$—	$—	$10,344	$10,344
Derivative liabilities: (1)
Interest rate	—	2,209	—	2,209
Foreign currency exchange rate	—	47	—	47
Equity market	—	2,824	—	2,824
Total derivative liabilities	—	5,080	—	5,080
Embedded derivatives on index-linked annuities (2)	—	—	8,186	8,186
Total liabilities	$—	$5,080	$18,530	$23,610

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivative assets on index-linked annuities are reported in premiums and other receivables. Embedded derivative liabilities on index-linked annuities are reported in policyholder account balances.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of BHF's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period-to-period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2024.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to, collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC- bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Market Risk Benefits

MRBs principally include guaranteed minimum benefits on variable annuity contracts including benefits reinsured related to these guarantees.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The estimated fair value of variable annuity guarantees accounted for as MRBs is determined based on the present value of projected future benefits less the present value of projected future fees attributable to the guarantees. At policy inception, the Company determines an attributed fee ratio by solving for a percentage of projected future rider fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. To the extent the rider fees are insufficient, the Company may also include fees related to mortality and expense charges in the attributed fee ratio, provided the total fees included in the calculation do not exceed total contract fees and assessments collected from the contract holder. Any additional fees not included in the attributed fee ratio are considered revenue and reported in universal life and investment-type product policy fees. The attributed fee ratio is not updated in subsequent periods.

The Company updates the estimated fair value of variable annuity guarantees in subsequent periods by projecting future benefits using capital markets inputs and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios. The reported estimated fair value is then determined by taking the present value of these cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin.

The valuation of MRBs includes an adjustment for the risk that the Company fails to satisfy its obligations, which is referred to as nonperformance risk. The nonperformance risk adjustment is captured as an additional spread applied to the risk-free rate in determining the rate to discount the cash flows of the liability. The spread over the risk-free rate is based on the Company's creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for Brighthouse Financial's debt. These observable spreads are then adjusted, as necessary, to reflect the financial strength ratings of the issuing insurance subsidiaries as compared to the credit rating of Brighthouse Financial.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant actuarial judgment, including assumptions of the amount needed to cover the guarantees.

Actuarial assumptions are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of variable annuity guarantees are updated quarterly through net income, except for the change attributable to the Company's nonperformance risk, which is reported in OCI.

Embedded Derivatives

Embedded derivatives include crediting rates associated with index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Actuarial assumptions including policyholder behavior and expectations for renewals at the end of the term period are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted through net income. Capital market inputs used in the measurement of crediting rate embedded derivatives are updated quarterly through net income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2024		December 31, 2023		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Market Risk Benefits
Variable annuity guaranteed minimum benefits	• Discounted cash flows	• Mortality rates	0.04	% - 12.90%	0.04	% - 12.90%	Decrease (1)
		• Lapse rates	1.00	% - 20.20%	1.00	% - 22.80%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.00	% - 10.00%	0.00	% - 10.00%	(4)
		• Long-term equity volatilities	12.22	% - 37.04%	12.59	% - 22.50%	Increase (5)
		• Nonperformance risk spread	0.20	% - 1.19%	0.76	% - 1.63%	Decrease (6)
Embedded Derivatives
Registered index-linked annuity crediting rates	• Option pricing techniques	• Mortality rates	0.03	% - 7.86%	0.03	% - 9.24%	Decrease (1)
		• Lapse rates	1.00	% - 62.30%	1.00	% - 62.30%	Decrease (2)
		• Withdrawal rates	0.50	% - 13.00%	0.50	% - 9.00%	(4)
		• Nonperformance risk spread	0.30	% - 1.63%	0.45	% - 1.74%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The lapse rate range reflects base lapse rates for major product categories for duration 1-20. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. For variable annuity guarantees, a dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption for variable annuity guarantees estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For variable annuity GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For variable annuity GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing MRBs.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRB or embedded derivative.

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a (lower) higher fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a (lower) higher fair value.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (excluding MRBs disclosed in Note 4) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Embedded Derivatives on Index-Linked Annuities
	(In millions)
Balance, January 1, 2023	$1,787	$365	$38	$27	$—	$35	$(3,932)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(11)	—	—	(3)	—	(6)	(4,097)
Total realized/unrealized gains (losses) included in AOCI	28	5	3	—	—	(3)	—
Purchases (5)	162	85	—	2	—	4	—
Sales (5)	(116)	(22)	(2)	(1)	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	—	(157)
Transfers into Level 3 (6)	188	3	—	—	—	—	—
Transfers out of Level 3 (6)	(718)	(56)	(3)	—	—	(12)	—
Balance, December 31, 2023	1,320	380	36	25	—	18	(8,186)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	(67)	1	—	(10)	—	1	(3,951)
Total realized/unrealized gains (losses) included in AOCI	2	3	—	—	—	—	—
Purchases (5)	323	137	—	—	2	—	—
Sales (5)	(239)	(87)	—	—	—	—	—
Issuances (5)	—	—	—	—	—	—	—
Settlements (5)	—	—	—	—	—	(4)	644
Transfers into Level 3 (6)	53	—	—	—	—	—	—
Transfers out of Level 3 (6)	(300)	(69)	(15)	—	—	(6)	—
Balance, December 31, 2024	$1,092	$365	$21	$15	$2	$9	$(11,493)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$3	$—	$—	$1	$—	$(1)	$2,485
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023 (7)	$(11)	$—	$—	$(2)	$—	$(5)	$(4,513)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024 (7)	$(59)	$—	$—	$—	$—	$1	$(4,687)
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (7)	$(268)	$(23)	$(10)	$—	$—	$17	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2023 (7)	$11	$4	$3	$—	$—	$(3)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2024 (7)	$(33)	$—	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$(5)	$1	$—	$—	$—	$(9)	$2,743
Total realized/unrealized gains (losses) included in AOCI	$(266)	$(23)	$(10)	$—	$—	$17	$—

(1)  Comprised of U.S. and foreign corporate securities.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(4)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out of Level 3 in the same period are excluded from the rollforward.

(7)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$23,254	$—	$—	$21,343	$21,343
Policy loans	$1,626	$—	$1,123	$523	$1,646
Other invested assets	$237	$—	$222	$15	$237
Premiums, reinsurance and other receivables	$8,394	$—	$43	$9,102	$9,145
Liabilities
Policyholder account balances	$31,830	$—	$—	$31,467	$31,467
Long-term debt	$833	$—	$23	$762	$785
Other liabilities	$1,360	$—	$648	$712	$1,360
Separate account liabilities	$1,244	$—	$1,244	$—	$1,244

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Fair Value (continued)

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,475	$—	$—	$20,578	$20,578
Policy loans	$938	$—	$479	$494	$973
Other invested assets	$260	$—	$245	$15	$260
Premiums, reinsurance and other receivables	$7,431	$—	$80	$7,498	$7,578
Liabilities
Policyholder account balances	$31,362	$—	$—	$30,501	$30,501
Long-term debt	$836	$—	$26	$755	$781
Other liabilities	$1,191	$—	$438	$753	$1,191
Separate account liabilities	$1,148	$—	$1,148	$—	$1,148

11. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2024	2023
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	21	24
Total long-term debt			$833	$836

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2024 were $3 million in each of 2025, 2026, 2027 and 2028, $4 million in 2029, and $817 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $70 million and $70 million for the years ended December 31, 2024, 2023 and 2022, respectively, is included in other expenses, of which $65 million, $68 million and $68 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Long-term and Short-term Debt (continued)

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.7689% and 5.4504%, respectively (the "November 2022 Promissory Notes"). Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 5.9966% and 5.9937%, respectively (the "May 2023 Promissory Notes"). On March 28, 2023, BHNY repaid to BH Holdings, and BH Holdings repaid to Brighthouse Life Insurance Company, each $50 million of principal plus accrued interest in cash on the respective May 2023 Promissory Notes. Upon maturity on May 16, 2023, the May 2023 Promissory Notes were replaced by two new $75 million promissory notes that bear interest at a fixed rate of 6.4433% and 6.2918%, respectively, and were both repaid on June 30, 2023.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $15.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2024, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2024, 2023 and 2022, the Company recognized commitment fees of $21 million, $21 million and $26 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2024, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") with terms of up to three years under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.5 billion. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2024, there were no borrowings under the Repurchase Facilities.

12. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Such requirements are used by regulators to assess the minimum amount of statutory capital and surplus needed for an insurance company to support its operations, based on its size and risk profile (referred to as "company action level RBC"). RBC is based on statutory financial statements and is calculated in a manner prescribed by the NAIC. The RBC ratio, which is the basis for determining regulatory compliance, is equal to total adjusted capital divided by the applicable company action level RBC. Companies below 100% of their company action level RBC are subject to corrective action. As of December 31, 2024, the annual RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 390%.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements to be filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2024	2023	2022
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(787)	$(3,131)	$1,373
Brighthouse Life Insurance Company of NY	New York	$(120)	$539	$(152)

Statutory capital and surplus was as follows at:

	December 31,
Company	2024	2023
	(In millions)
Brighthouse Life Insurance Company	$3,673	$4,623
Brighthouse Life Insurance Company of NY	$699	$819

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $11.5 billion and $11.0 billion for the years ended December 31, 2024 and 2023, respectively.

The statutory net income (loss) of BRCD was ($447) million, ($300) million and ($208) million for the years ended December 31, 2024, 2023 and 2022, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $703 million and $661 million at December 31, 2024 and 2023, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by Brighthouse Life Insurance Company and BHNY without insurance regulatory approval and dividends paid:

	2025	2024	2023	2022
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company (3)	$—	$—	$266	$—
Brighthouse Life Insurance Company of NY	$—	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2025 without prior regulatory approval.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

(3)  Any payment of dividends in 2025 would be considered an extraordinary dividend subject to regulatory approval due to negative unassigned funds (surplus).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)," excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "NY Superintendent"), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the years ended December 31, 2024, 2023 and 2022. During each of the years ended December 31, 2024, 2023 and 2022, BRCD paid cash dividends of $1 million to its preferred shareholders.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Changes in Nonperformance Risk on Market Risk Benefits	Changes in Discount Rates on the Liability for Future Policy Benefits	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2021	$4,996	$233	$(3,229)	$(2,192)	$(7)	$(199)
OCI before reclassifications	(14,148)	329	2,344	4,060	(22)	(7,437)
Deferred income tax benefit (expense) (2)	2,951	(50)	(492)	(852)	4	1,561
AOCI before reclassifications, net of income tax	(6,201)	512	(1,377)	1,016	(25)	(6,075)
Amounts reclassified from AOCI	202	(21)	—	—	—	181
Deferred income tax benefit (expense) (2)	(42)	5	—	—	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	—	—	144
Balance at December 31, 2022	(6,041)	496	(1,377)	1,016	(25)	(5,931)
OCI before reclassifications	2,109	(273)	(637)	(376)	18	841
Deferred income tax benefit (expense) (2)	(443)	58	134	79	(4)	(176)
AOCI before reclassifications, net of income tax	(4,375)	281	(1,880)	719	(11)	(5,266)
Amounts reclassified from AOCI	204	(11)	—	—	—	193
Deferred income tax benefit (expense) (2)	(43)	2	—	—	—	(41)
Amounts reclassified from AOCI, net of income tax	161	(9)	—	—	—	152
Balance at December 31, 2023	(4,214)	272	(1,880)	719	(11)	(5,114)
OCI before reclassifications	(1,241)	134	352	541	(18)	(232)
Deferred income tax benefit (expense) (2)	260	(28)	(74)	(114)	4	48
AOCI before reclassifications, net of income tax	(5,195)	378	(1,602)	1,146	(25)	(5,298)
Amounts reclassified from AOCI	188	(18)	—	—	—	170
Deferred income tax benefit (expense) (2)	(39)	4	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	149	(14)	—	—	—	135
Balance at December 31, 2024	$(5,046)	$364	$(1,602)	$1,146	$(25)	$(5,163)

(1)  See Note 8 for information on offsets to investments related to future policy benefits.

(2)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2024	2023	2022
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(173)	$(192)	$(182)	Net investment gains (losses)
Net unrealized investment gains (losses)	(15)	(12)	(20)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(188)	(204)	(202)
Income tax (expense) benefit	39	43	42
Net unrealized investment gains (losses), net of income tax	(149)	(161)	(160)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	1	5	Net derivative gains (losses)
Interest rate swaps	3	3	4	Net investment income
Foreign currency swaps	13	7	12	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	18	11	21
Income tax (expense) benefit	(4)	(2)	(5)
Gains (losses) on cash flow hedges, net of income tax	14	9	16
Total reclassifications, net of income tax	$(135)	$(152)	$(144)

13. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees, which are included in other revenues, are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues included 12b-1 fees of $205 million, $199 million and $217 million for the years ended December 31, 2024, 2023 and 2022, respectively, of which substantially all were reported in the Annuities segment.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Compensation	$379	$383	$336
Contracted services and other labor costs	261	282	266
Transition services agreements	20	30	55
Establishment costs	—	—	63
Premium and other taxes, licenses and fees	55	55	49
Volume related costs, excluding compensation, net of DAC capitalization	568	536	496
Interest expense on debt	67	70	70
Other	251	269	359
Total other expenses	$1,601	$1,625	$1,694

Capitalization of DAC

See Note 6 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 11 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 16 for a discussion of related party expenses included in the table above.

14. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
Federal	$(39)	$(5)	$(88)
Deferred:
Federal	24	(378)	883
Provision for income tax expense (benefit)	$(15)	$(383)	$795

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Tax provision at statutory rate	$51	$(316)	$946
Tax effect of:
Resolution of prior years	—	—	(71)
Dividends received deduction	(31)	(31)	(32)
Change in uncertain tax benefits	(12)	—	(20)
Tax credits	(22)	(8)	(19)
Change in valuation allowance	—	(18)	—
Return to provision	(10)	(5)	(5)
Adjustments to deferred tax	14	—	(2)
Other, net	(5)	(5)	(2)
Provision for income tax expense (benefit)	$(15)	$(383)	$795
Effective tax rate	(6)%	25%	18%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,245	$1,048
Net operating loss carryforwards	2,003	1,826
Investments, including derivatives	145	210
Tax credit carryforwards	188	189
Employee benefits	2	3
Intangibles	41	48
Other	4	—
Total deferred income tax assets	3,628	3,324
Less: Valuation allowance	—	—
Total net deferred income tax assets	3,628	3,324
Deferred income tax liabilities:
Policyholder liabilities and receivables	1,224	910
DAC	581	580
Other	—	1
Total deferred income tax liabilities	1,805	1,491
Net deferred income tax asset (liability)	$1,823	$1,833

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2024.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$1,938
Indefinite	7,598
$9,536

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2024.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2027-2031	$—	$121
2032-2036	12	41
2037-2041	13	—
2042-2044	1	—
Indefinite	—	—
	$26	$162

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$14	$14	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	(12)	—	(20)
Balance at December 31,	$2	$14	$14
Unrecognized tax benefits that, if recognized would impact the effective rate	$2	$14	$14

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2024, 2023 and 2022.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal income tax return with MetLife, Inc. and its insurance and non-insurance subsidiaries. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefits for losses.

For periods after the Separation through the year ended December 31, 2022, Brighthouse Life Insurance Company, BHNY and BRCD entered into a tax sharing agreement to join a consolidated federal income tax return. The tax sharing agreement states that federal taxes are computed on a modified separate return basis with benefit for losses. The non- insurance subsidiaries of the Company filed their own federal income tax returns.

For periods beginning with the year ended December 31, 2023, Brighthouse Life Insurance Company, BHNY and BRCD file a consolidated federal income tax return with Brighthouse Financial, Inc. and certain of its subsidiaries. In furtherance thereof, such parties joined a single tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefits for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife (the "Tax Separation Agreement"). Among other things, the Tax Separation Agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The Tax Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2024, 2023 and 2022, MetLife, Inc. paid the Company 0, 0 and 14 million, respectively, under the Tax Separation Agreement. At December 31, 2024 and 2023, there was a current income tax receivable of 17 million and 15 million, respectively, related to this agreement.

15. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2024.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia. The motion was granted on January 23, 2023, and the third amended class action complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. Brighthouse Life Insurance Company of NY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

MOVEit Data Security Incident Litigation

Kennedy v. Progress Software Corporation, et al. (U.S. District Court, District of Massachusetts, filed October 3, 2023). BHF has been named as a defendant in a purported class action lawsuit. The action relates to a data security incident at an alleged third-party vendor, PBI Research Services ("PBI"), and allegedly involves the MOVEit file transfer system that PBI uses in its provision of services ("MOVEit Incident"). As it relates to BHF, plaintiff seeks to certify a subclass of persons whose private information was allegedly maintained by BHF and accessed or acquired in relation to the MOVEit Incident. Plaintiff alleges, among other things, that BHF negligently chose to utilize PBI to store and transfer plaintiff's and purported class members' private information despite PBI's use of the MOVEit software which plaintiff contends contained security vulnerabilities. The complaint asserts claims against BHF for negligence, negligence per se, and unjust enrichment, and plaintiff seeks declaratory and injunctive relief, damages, attorneys' fees and prejudgment interest. The court dismissed claims for injunctive relief against BHF but denied the remainder of a motion to dismiss based on plaintiff's lack of standing. BHF intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed. On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or estimated ranges of loss based on such reviews.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

15. Contingencies, Commitments and Guarantees (continued)

The Company's tax-related matters have involved disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto. In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such reinsurance matters have involved assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and certain of such reinsurance matters have resulted in arbitration. As of December 31, 2024, the Company has no matters where it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated. For certain matters, the Company may not currently be able to estimate the reasonably possible loss or estimated range of loss until developments in such matters have provided sufficient information to support an assessment of such loss. During the first quarter of 2024, an arbitration panel ruled in favor of a reinsurer seeking a premium rate increase retroactive to September 2019 resulting in a $187 million loss, of which $167 million was reported in universal life and investment product-type policy fees and $20 million was reported in other expenses.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $271 million and $374 million at December 31, 2024 and 2023, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.4 billion at December 31, 2024 and 2023, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of reinsurance, acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation with a cumulative maximum of $82 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company did not have any liabilities recorded for indemnities, guarantees and commitments at December 31, 2024 and had recorded liabilities for indemnities, guarantees and commitments of $1 million at December 31, 2023.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

16. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates including related party reinsurance, debt and equity transactions (see Notes 7, 11 and 12). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

The Company has entered into various agreements with affiliates regarding the provision of certain services, which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $177 million, $175 million and $193 million for the years ended December 31, 2024, 2023 and 2022, respectively. Costs incurred under these arrangements were $891 million, $935 million and $946 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were recorded in other expenses.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($71) million and ($110) million at December 31, 2024 and 2023, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $174 million, $169 million and $186 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $930 million, $887 million and $920 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company also had related party fee income receivables of $15 million and $14 million at December 31, 2024 and 2023, respectively.

17. Subsequent Event

Capital Transaction

On February 11, 2025, Brighthouse Life Insurance Company received a $100 million capital contribution from BH Holdings.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2024

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$7,112	$6,460	$6,460
State and political subdivision	3,671	3,382	3,382
Public utilities	4,035	3,625	3,625
Foreign government	1,036	960	960
All other corporate bonds	49,229	44,513	44,513
Total bonds	65,083	58,940	58,940
Mortgage-backed and asset-backed securities	21,106	19,828	19,828
Redeemable preferred stock	376	361	361
Total fixed maturity securities	86,565	79,129	79,129
Equity securities:
Non-redeemable preferred stock	18	11	11
Common stock:
Industrial, miscellaneous and all other	23	20	20
Public utilities	—	1	1
Total equity securities	41	32	32
Mortgage loans	23,254		23,254
Policy loans	1,626		1,626
Limited partnerships and LLCs	4,827		4,827
Short-term investments	1,157		1,157
Other invested assets	5,244		5,244
Total investments	$122,714		$115,269

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2024 and 2023

(In millions, except share and per share data)

	2024	2023
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $72,741 and $73,144, respectively; allowance for credit losses of $78 and $20, respectively)	$66,860	$68,317
Equity securities, at estimated fair value	27	48
Mortgage loans (net of allowance for credit losses of $172 and $129, respectively)	22,089	21,249
Policy loans	1,625	938
Limited partnerships and limited liability companies	4,288	4,384
Short-term investments, principally at estimated fair value	1,120	574
Investment in subsidiaries	2,046	2,347
Other invested assets, principally at estimated fair value	10,387	8,697
Total investments	108,442	106,554
Cash and cash equivalents	3,856	2,682
Accrued investment income	1,139	1,049
Premiums, reinsurance and other receivables (net of allowance for credit losses of $3 and $3, respectively)	20,298	18,869
Receivable from subsidiaries	11,558	15,830
Deferred policy acquisition costs and value of business acquired	3,958	4,047
Current income tax recoverable	26	23
Deferred income tax receivable	3,299	3,380
Market risk benefits assets	993	588
Other assets	293	279
Separate account assets	74,966	77,563
Total assets	$228,828	$230,864
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$31,126	$32,066
Policyholder account balances	85,968	79,017
Market risk benefits liabilities	8,181	10,183
Other policy-related balances	3,827	3,902
Payables for collateral under securities loaned and other transactions	3,762	3,616
Long-term debt	812	812
Other liabilities	14,053	17,779
Separate account liabilities	74,966	77,563
Total liabilities	222,695	224,938
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,507	17,507
Retained earnings (deficit)	(6,286)	(6,542)
Accumulated other comprehensive income (loss)	(5,163)	(5,114)
Total stockholder's equity	6,133	5,926
Total liabilities and stockholder's equity	$228,828	$230,864

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Operations
Revenues
Premiums	$577	$599	$423
Universal life and investment-type product policy fees	1,378	1,527	1,607
Net investment income	4,431	3,992	3,620
Other revenues	755	519	480
Net investment gains (losses)	(287)	(234)	(233)
Net derivative gains (losses)	(3,066)	(3,616)	1,800
Total revenues	3,788	2,787	7,697
Expenses
Policyholder benefits and claims (including remeasurement gains (losses) of ($366), ($137), $79, respectively)	1,635	1,692	1,420
Interest credited to policyholder account balances	1,989	1,641	1,152
Amortization of deferred policy acquisition costs and value of business acquired	485	499	504
Change in market risk benefits	(2,665)	(1,494)	(4,107)
Other expenses	1,886	1,817	1,926
Total expenses	3,330	4,155	895
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	458	(1,368)	6,802
Provision for income tax expense (benefit)	41	(347)	1,292
Income (loss) before equity in earnings (losses) of subsidiaries	417	(1,021)	5,510
Equity in earnings (losses) of subsidiaries	(161)	(103)	(1,800)
Net income (loss) attributable to Brighthouse Life Insurance Company	$256	$(1,124)	$3,710
Comprehensive income (loss)	$207	$(307)	$(2,022)

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2024, 2023 and 2022

(In millions)

	2024	2023	2022
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$240	$238	$(938)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	10,717	5,561	9,701
Equity securities	25	18	48
Mortgage loans	1,441	1,180	2,036
Limited partnerships and limited liability companies	325	197	249
Purchases of:
Fixed maturity securities	(10,280)	(7,587)	(14,364)
Equity securities	(2)	(3)	(14)
Mortgage loans	(2,347)	(775)	(4,864)
Limited partnerships and limited liability companies	(293)	(449)	(807)
Cash received in connection with freestanding derivatives	12,416	4,505	4,327
Cash paid in connection with freestanding derivatives	(11,794)	(5,207)	(3,833)
Receipts on loans to affiliate	—	125	—
Issuances of loans to affiliate	—	—	(125)
Returns of capital and dividends from subsidiaries	19	25	30
Capital contributions to subsidiaries	—	—	(100)
Net change in policy loans	(688)	(40)	(29)
Net change in short-term investments	(523)	(261)	351
Net change in other invested assets	(1,380)	(4,530)	(381)
Net cash provided by (used in) investing activities	(2,364)	(7,241)	(7,775)
Cash flows from financing activities
Policyholder account balances:
Deposits	29,602	24,917	29,938
Withdrawals	(26,235)	(17,305)	(19,680)
Net change in payables for collateral under securities loaned and other transactions	146	(737)	(1,569)
Dividends paid to parent	—	(266)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(215)	(26)	(183)
Net cash provided by (used in) financing activities	3,298	6,583	8,506
Change in cash, cash equivalents and restricted cash	1,174	(420)	(207)
Cash, cash equivalents and restricted cash, beginning of year	2,682	3,102	3,309
Cash, cash equivalents and restricted cash, end of year	$3,856	$2,682	$3,102
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$1	$(20)	$(56)
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$—	$103	$589
Transfer of limited partnerships and limited liability companies to affiliates	$—	$—	$587
Transfer of fixed maturity securities to affiliates	$126	$234	$296
Transfer of mortgage loans to affiliates	$—	$—	$89

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2023, Brighthouse Life Insurance Company paid a non-cash capital contribution of $100 million to BHNY. During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2024 and 2023

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1)(2)	Unearned Revenue (1)
2024
Annuities	$3,951	$4,013	$67,602	$—	$59
Life	420	6,083	2,207	9	190
Run-off	3	18,672	6,376	—	715
Corporate & Other	—	5,994	10,977	5	—
Total	$4,374	$34,762	$87,162	$14	$964
2023
Annuities	$4,027	$3,995	$60,723	$—	$65
Life	456	5,942	2,187	11	167
Run-off	4	19,420	6,694	—	612
Corporate & Other	—	6,411	10,589	5	—
Total	$4,487	$35,768	$80,193	$16	$844

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2024, 2023 and 2022

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2024
Annuities	$1,531	$2,841	$1,832	$497	$1,007
Life	496	418	633	53	169
Run-off	333	1,230	1,335	—	165
Corporate & Other	—	611	449	—	260
Total	$2,360	$5,100	$4,249	$550	$1,601
2023
Annuities	$1,499	$2,536	$1,556	$507	$997
Life	615	385	688	57	182
Run-off	475	1,115	1,587	—	167
Corporate & Other	—	524	388	—	279
Total	$2,589	$4,560	$4,219	$564	$1,625
2022
Annuities	$1,418	$2,233	$1,271	$505	$980
Life	588	391	847	63	110
Run-off	511	1,146	1,216	—	292
Corporate & Other	—	294	165	—	312
Total	$2,517	$4,064	$3,499	$568	$1,694

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2024, 2023 and 2022

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2024
Life insurance in-force (1)	$447,395	$121,327	$6,940	$333,008	2.1%
Insurance premium
Life insurance (2)	$1,181	$444	$20	$757	2.6%
Accident & health insurance	186	184	—	2	0.0%
Total insurance premium	$1,367	$628	$20	$759	2.6%
2023
Life insurance in-force (1)	$463,582	$129,016	$7,479	$342,045	2.2%
Insurance premium
Life insurance (2)	$1,257	$475	$20	$802	2.5%
Accident & health insurance	201	192	—	9	0.0%
Total insurance premium	$1,458	$667	$20	$811	2.5%
2022
Life insurance in-force (1)	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (2)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%

(1)  Includes life insurance products in the Life, Run-off and Corporate & Other segments.

(2)  Includes annuities with life contingencies.

For the years ended December 31, 2024, 2023 and 2022, reinsurance assumed included related party transactions for life insurance in-force of $1.3 billion, $1.4 billion and $1.5 billion, respectively, and life insurance premiums of $8 million, $6 million and $2 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2024, 2023 and 2022.